                                                                   EXHIBIT 10.21

================================================================================

                                CREDIT AGREEMENT

                            Dated as of May 28, 1998

                                     among

                                  Amgen Inc.,

                    The Borrowing Subsidiaries Herein Named,

                            The Banks Herein Named,

                                      and

                              Citicorp USA, Inc.,
                            as Administrative Agent

================================================================================

                                   Arranger:
                           Citicorp Securities, Inc.

                               TABLE OF CONTENTS


                                                                      Page
                                   ARTICLE 1
                      DEFINITIONS AND ACCOUNTING TERMS................  1
                      --------------------------------
     1.1   Defined Terms..............................................  1
           -------------
     1.2   Use of Defined Terms....................................... 18
           --------------------
     1.3   Accounting Terms........................................... 18
           ----------------
     1.4   Rounding................................................... 19
           --------
     1.5   Exhibits and Schedules..................................... 19
           ----------------------
     1.6   References to "the Company and its Subsidiaries"........... 19
           -----------------------------------------------
     1.7   Miscellaneous Terms........................................ 19
           -------------------

                                   ARTICLE 2
                          LOANS AND LETTERS OF CREDIT................. 19
                          ---------------------------
     2.1   Committed Advances - General............................... 19
           ----------------------------
     2.2   Base Rate Loans............................................ 21
           ---------------
     2.3   Eurodollar Rate Loans...................................... 21
           ---------------------
     2.4   Competitive Advances....................................... 21
           --------------------
     2.5   Voluntary Reduction of Commitment.......................... 24
           ---------------------------------
     2.6   Letters of Credit.......................................... 24
           -----------------
     2.7   Administrative Agent's Right to Assume Funds
           --------------------------------------------
           Available for Advances..................................... 29
           ----------------------
     2.8   Extension of Maturity Date................................. 30
           --------------------------

                                   ARTICLE 3
                               PAYMENTS AND FEES...................... 31
                               -----------------
     3.1   Principal and Interest..................................... 31
           ----------------------
     3.2   Commitment fee............................................. 33
           --------------
     3.3   Arranger Fee and Agency Fees............................... 33
           ----------------------------
     3.4   LC Issuance Fee............................................ 33
           ---------------
     3.5   LC Reimbursement Fee....................................... 33
           --------------------
     3.6   LC Drawing Fee............................................. 33
           --------------
     3.7   Capital Adequacy........................................... 33
           ----------------
     3.8   Increased Costs............................................ 34
           ---------------
     3.9   Late Payments.............................................. 37
           -------------
     3.10  Computation of Interest and Fees........................... 38
           --------------------------------
     3.11  Non-Banking Days........................................... 38
           ----------------
     3.12  Manner and Treatment of Payments........................... 38
           --------------------------------
     3.13  Funding Sources............................................ 40
           ---------------
     3.14  Failure to Charge Not Subsequent Waiver.................... 40
           ---------------------------------------
     3.15  Administrative Agent's Right to Assume Payments
           -----------------------------------------------
           Will be Made by Borrower................................... 40
           ------------------------
     3.16  Fee Determination Detail................................... 41
           ------------------------
     3.17  Letter of Credit Illegality................................ 41
           ---------------------------
     3.18  Survivability.............................................. 41
           -------------

                                   ARTICLE 4
                       RERESENTATIONS AND WARRANTIES.................. 42
                       -----------------------------
     4.1   Existence and Qualification; Power; Compliance
           ----------------------------------------------
           with Laws.................................................. 42
           ---------

     4.2  Authority; Compliance With Other Agreements
          -------------------------------------------
          and Instruments and Government Regulations.................. 42
          ------------------------------------------
     4.3  No Governmental Approvals Required.......................... 43
          ----------------------------------
     4.4  Subsidiaries................................................ 43
          ------------
     4.5  Financial Statements........................................ 43
          --------------------
     4.6  No Other Liabilities; No Material Adverse Effect............ 43
          ------------------------------------------------
     4.7  Title to and Location of Property........................... 43
          ---------------------------------
     4.8  Intangible Assets........................................... 44
          -----------------
     4.9  Governmental Regulation..................................... 44
          -----------------------
     4.10 Litigation.................................................. 44
          ----------
     4.11 Binding Obligations......................................... 44
          -------------------
     4.12 No Default.................................................. 44
          ----------
     4.13 Employee Benefit Plans...................................... 45
          ----------------------
     4.14 Regulation U................................................ 45
          ------------
     4.15 Disclosure.................................................. 45
          ----------
     4.16 Tax Liability............................................... 45
          -------------
     4.17 Environmental Matters....................................... 46
          ---------------------

                                   ARTICLE 5
                             AFFIRMATIVE COVENANTS
                             ---------------------
              (OTHER THAN INFORMATION AND REPORTING REQUIREMENTS)..... 46
              ---------------------------------------------------
     5.1  Payment of Taxes and Other Potential Liens.................. 46
          ------------------------------------------
     5.2  Preservation of Existence................................... 47
          -------------------------
     5.3  Maintenance of Properties................................... 47
          -------------------------
     5.4  Maintenance of Insurance.................................... 47
          ------------------------
     5.5  Compliance with Laws........................................ 47
          --------------------
     5.6  Visitation.................................................. 47
          ----------
     5.7  Keeping of Records and Books of Account..................... 48
          ---------------------------------------
     5.8  Compliance With Agreements.................................. 48
          --------------------------
     5.9  Use of Proceeds............................................. 48
          ---------------

                                   ARTICLE 6
                              NEGATIVE COVENANTS...................... 48
                              ------------------
     6.1  Change in Nature of Business................................ 48
          ----------------------------
     6.2  Mergers..................................................... 48
          -------
     6.3  Acquisitions of Securities of the Company................... 49
          -----------------------------------------
     6.4  Distributions............................................... 49
          -------------
     6.5  Leins; Negative Pledges; Sales and Leasebacks............... 49
          ---------------------------------------------
     6.6  Transactions with Affiliates................................ 50
          ----------------------------
     6.7  Interest Charge Coverage Ratio.............................. 50
          ------------------------------
     6.8  Tangible Net Worth.......................................... 50
          ------------------

                                   ARTICLE 7
                     INFORMATION AND REPORTING REQUIREMENTS........... 50
                     --------------------------------------
     7.1  Financial and Business Information.......................... 50
          ----------------------------------
     7.2  Compliance Certificates..................................... 52
          -----------------------

                                   ARTICLE 8
                                  CONDITIONS.......................... 52
                                  ----------
     8.1  Conditions to Effectiveness................................. 52
          ---------------------------
     8.2  Any Increasing Advance and Any Letter of Credit............. 54
          -----------------------------------------------
     8.3  Any Advance................................................. 55
          -----------

                                   ARTICLE 9

                               TABLE OF CONTENTS
                               -----------------

                                                                        Page
                                                                        ----
             EVENTS OF DEFAULT AND REMEDIES UPON EVENT OF DEFAULT....... 55
             ----------------------------------------------------
     9.1   Events of Default............................................ 55
           -----------------
     9.2   Remedies Upon Event of Default............................... 58
           ------------------------------

                                   ARTICLE 10
                           THE ADMINISTRATIVE AGENT..................... 61
                           ------------------------
     10.1  Appointment and Authorization................................ 61
           -----------------------------
     10.2  Administrative Agent and Affiliates.......................... 61
           -----------------------------------
     10.3  Proportionate Interest of the Banks in any
           ------------------------------------------
           Collateral................................................... 61
           ----------
     10.4  Banks' Credit Decisions...................................... 62
           -----------------------
     10.5  Action by the Administrative Agent........................... 62
           ----------------------------------
     10.6  Liability of the Administrative Agent........................ 63
           -------------------------------------
     10.7  Indemnification.............................................. 64
           ---------------
     10.8  Successor Administrative Agent............................... 65
           ------------------------------
     10.9  No Obiligations of Borrowers................................. 66
           ----------------------------
     10.10 Arranger..................................................... 66
           --------


                                  ARTICLE 11
                               COMPANY GUARANTY......................... 66
                               ----------------
     11.1  The Guaranty................................................. 66
           ------------
     11.2  Guaranty Unconditional....................................... 67
           ----------------------
     11.3  Discharge Only Upon Payment in Full;
           ------------------------------------
           Reinstatement in Certain Cercumstances....................... 68
           --------------------------------------
     11.4  Waivers by the Company....................................... 69
           ----------------------
     11.5  Subrogation, Etc............................................. 70
           -----------------

                                  ARTICLE 12
               ADDITIONAL BORROWERS; TERMINATION OF BORROWERS........... 71
               ----------------------------------------------
     12.1  Agreement to Participate..................................... 71
           ------------------------
     12.2  Notice of Termination........................................ 72
           ---------------------

                                  ARTICLE 13
                                 MISCELLANEOUS.......................... 72
                                 -------------
     13.1  Cumulative Remedies; No Waiver............................... 72
           ------------------------------
     13.2  Amendments; Consents......................................... 72
           --------------------
     13.3  Costs, Expenses and Taxes.................................... 73
           -------------------------
     13.4  Nature of Banks' Obligations................................. 74
           ----------------------------
     13.5  Survival..................................................... 75
           --------
     13.6  Notices...................................................... 75
           -------
     13.7  Execution of Loan Documents.................................. 75
           ---------------------------
     13.8  Binding Effect; Assignement.................................. 76
           ---------------------------
     13.9  Setoff Rights................................................ 77
           -------------
     13.10 Sharing of Setoffs........................................... 77
           ------------------
     13.11 Indemnity by the Company..................................... 78
           ------------------------
     13.12 Nonliability of the Banks.................................... 80
           -------------------------
     13.13 No Third Parties Benefited................................... 81
           --------------------------
     13.14 Confidentiality.............................................. 81
           ---------------

                               TABLE OF CONTENTS
                               -----------------

                                                                         Page
                                                                         ----
     13.15 Further Assurances............................................ 81
           ------------------
     13.16 Removal of Bank............................................... 81
           ---------------
     13.17 Integration................................................... 82
           -----------
     13.18 Severabiltiy of Provisions.................................... 82
           --------------------------
     13.19 Independent Covenants......................................... 82
           ---------------------
     13.20 Headings...................................................... 82
           --------
     13.21 Time of the Essence........................................... 82
           -------------------
     13.22 Applicable Law................................................ 83
           --------------
     13.23 Consent to Jurisdiciton and Service of Process................ 83
           ----------------------------------------------
     13.24 Waiver of Jury Trial.......................................... 83
           --------------------

Exhibits
A    - Agreement to Participate
B    - Committed Advance Note
C    - Competitive Advance Note
D    - Competitive Bid
E    - Competitive Bid Request
F    - Compliance Certificate
G-1  - Opinion of General Counsel of the Company
G-2  - Opinion of O'Melveny & Myers, LLP
H    - Request for Letter of Credit
I    - Request for Loan
J    - Assignment Agreement


Schedules
1.1    Borrowing Subsidiaries
1.2    Eligible Subsidiaries
2.1    Bank Commitments
4.4    Subsidiaries
4.8    Litigation
4.15   Environmental
6.5    Liens

                               CREDIT AGREEMENT
                               ----------------

                           Dated as of May 28, 1998

    This CREDIT AGREEMENT ("Agreement") is dated as of May 28, 1998 and is
                            ---------
entered into by and among Amgen Inc., a Delaware corporation (the "Company"),
                                                                   -------
each of the Borrowing Subsidiaries listed on Schedule 1.1 hereto, Citicorp USA,
                                             ------------
Inc. and each other financial institution whose name is set forth on the signature pages hereof as a Bank (collectively, the "Banks" and individually, a
                                                     -----
"Bank"), Citibank, N.A., as Issuing Bank and Citicorp USA, Inc., as
 ----
Administrative Agent. In consideration of the mutual covenants and agreements herein contained, the parties hereto covenant and agree as follows:

                                   ARTICLE 1
                        DEFINITIONS AND ACCOUNTING TERMS
                        --------------------------------

    1.1  Defined Terms.  As used in this Agreement, the following terms shall
         -------------
have the meanings set forth below:

    "Adjusted Net Income" means, with regard to any fiscal period, Net Income
     -------------------
for that fiscal period (a) plus any extraordinary losses sustained by the
                           ----
Company and its Subsidiaries during that period, (b) minus any extraordinary
                                                     -----
gains realized by the Company and its Subsidiaries during that period.

    "Administrative Agent" means CUSA, when acting in its capacity as the
     --------------------
administrative agent under any of the Loan Documents.

    "Administrative Agent's Office" means the Administrative Agent's address as
     -----------------------------
set forth on the signature pages of this Agreement, or such other address as the Administrative Agent hereafter may designate by written notice to the Company and the Banks.

    "Advance" means any Advance made or to be made by any Bank to any Borrower
     -------
as provided in Article 2, and includes each Base Rate Advance, each Eurodollar
               ---------      --------
Rate Advance and each Competitive Advance.

    "Affiliate" means, as to any Person, any other Person which directly or
     ---------
indirectly controls, or is under common control with, or is controlled by, such Person. As used in this definition, "control" (and the correlative terms, "controlled by" and "under common control with") shall mean possession, directly or indirectly, of power to direct or cause the direction of management or policies (whether through ownership of securities or partnership or other ownership interests, by contract or otherwise).

    "Agreement" means this Credit Agreement, either as originally executed or as
     ---------
it may from time to time be supplemented, modified, amended, restated or extended in accordance with Section 13.2.

    "Agreement to Participate" means an Agreement to Participate, substantially
     ------------------------
in the form of Exhibit A.
               ---------

    "Anniversary Date" has the meaning set forth in Section 2.9.
     ----------------

    "Applicable Percentage" means, with respect to Eurodollar Rate Loans, the
     ---------------------
Commitment Fee and the LC Reimbursement Fee, the per annum percentage corresponding to the tier for the Company's Ratings as specified in the following table:

                             Rate Spread and Fees
                             --------------------

                                            Tier I          Tier II         Tier III           Tier IV
                                            ------          -------         --------           -------
                                          AA- and Aa3    A- and A3 or     BBB and Baa2      BBB- or Baa3
                                           or better        better          or better
Eurodollar Rate Spread                       .200%           .250%             .375%             .550%

Commitment Fee                               .070%           .080%             .130%             .175%

LC Reimbursement Fee                         .200%           .250%             .375%             .550%

    Ratings indicated are the Company's senior unsecured long-term debt ratings by Standard & Poor's Ratings Group and Moody's Investors Service, Inc., respectively.

    "Arranger" means Citicorp Securities, Inc., in its capacity as arranger.
     --------

    "Assignment Agreement" means an Assignment Agreement in substantially the
     --------------------
form of Exhibit J, executed by a Bank and an assignee of all or part of that
        ---------
Bank's interest hereunder.

    "Bank" has the meaning set forth in the introductory paragraph.
     ----

    "Banking Day" means any Monday, Tuesday, Wednesday, Thursday or Friday,
     -----------
other than a day on which banks are authorized or required to be closed in
----------
California or New York.

    "Base Rate", for any day, means the higher of (i) the rate of interest in
     ---------
effect on such day as publicly announced by Citibank, N.A. from time to time as its base commercial lending rate (such base rate is not intended to be the lowest rate of interest charged by Citibank, N.A.) and (ii) the sum of 0.50% per annum and the rate of interest determined by the Administrative Agent to be the average overnight federal funds rate.

    "Base Rate Advance" means an Advance made hereunder that bears interest as
     -----------------
set forth in Section 3.1(b) and designated as a Base Rate Advance in accordance with Article 2.
     ---------

    "Base Rate Loan" means a Loan made hereunder that bears interest as set
     --------------
forth in Section 3.1(b) and designated as a Base Rate Loan in accordance with
Article 2.
---------

    "Borrower" means the Company and any Borrowing Subsidiary; "Borrowers" means
     --------                                                   ---------
the Company and each other Borrower, collectively.

    "Borrowing Subsidiary" means any of the Subsidiaries of Borrower identified
     --------------------
on Schedule 1.1 hereto and any Eligible Subsidiary that is a party to this
   ------------
Agreement as of the date hereof or any Eligible Subsidiary that has executed an Agreement to Participate pursuant to Section 12.1.

    "Capital Lease" means, as to any Person, a lease of any Property by that
     -------------
Person as lessee that is, or should be in accordance with Financial Accounting Standards Board Statement No. 13, recorded as a "capital lease" on the balance sheet of that Person prepared in accordance with Generally Accepted Accounting Principles.

    "Cash" means, when used in connection with any Person, all monetary and non-
     ----
monetary items owned by that Person that are treated as cash in accordance with Generally Accepted Accounting Principles, except for amounts held by, or on
                                          ------
deposit with, another Person as cash collateral or other security.

    "Certificate of a Senior Officer" means a certificate signed by a Senior
     -------------------------------
Officer of the Person providing the certificate.

    "Closing Date" means the time and Banking Day on which the conditions set
     ------------
forth in Section 8.1 are satisfied, which date shall occur on or before May 31,
         -----------
1998.

    "Code" means the Internal Revenue Code of 1986, as amended or replaced and
     ----
as in effect from time to time.

    "Commitment" means the aggregate commitment of the Banks (i) to make
     ----------
Committed Advances pursuant to Section 2.1(a) in an aggregate principal amount
                               -------------
up to $150,000,000 and (ii) to purchase an undivided interest in any Letters of Credit issued pursuant to Section 2.7(a)(2), as such Commitment may be reduced
                          -----------------
in accordance with Section 2.5. The respective Pro Rata Shares of the Banks with respect to the Commitments are set forth in Schedule 2.1.
                                            ------------

    "Committed Advance" means an Advance made to any Borrower by any Bank in
     -----------------
accordance with such Bank's Pro Rata Share of the Commitment pursuant to Section
                                                                         -------
2.1.
---

    "Committed Advance Note" means any of the promissory notes made by the
     ----------------------
Borrowers in favor of a Bank to evidence revolving Committed Advances made by that Bank under the Commitment, substantially in the form of Exhibit B, as
                                                             ---------
originally executed or as the same may from time to time be supplemented, modified, amended, renewed or extended.

    "Common Stock" means the $.0001 par value common stock of the Company.
     ------------
"Company" has the meaning set forth in the introductory paragraph.
"Competitive Advance" means an Advance made to any Borrower by any Bank not in accordance with that Bank's Pro Rata Share of the Commitment pursuant to Section
                                                                         -------
2.4.
---

    "Competitive Advance Note" means any of the promissory notes made by a
     ------------------------
Borrower in favor of a Bank to evidence Competitive Advances made by that Bank, substantially in the form of Exhibit C, either as originally executed or as the
                             ---------
same may from time to time be supplemented, modified, amended, renewed or extended.

    "Competitive Bid" means a written bid to provide a Competitive Advance
     ---------------
substantially in the form of Exhibit D, signed by a Responsible Official of a
                             ---------
Bank and properly completed to provide all information required to be included therein.

    "Competitive Bid Request" means (a) a written request submitted by a
     -----------------------
Borrower to one or more of the Banks to provide a Competitive Bid, substantially in the form of Exhibit E, signed by a Senior Officer and properly completed to
               ---------
provide all information required to be included therein or (b), at the election of such Borrower, a telephonic request by such Borrower to the Administrative Agent for one or more of the Banks to provide a Competitive Bid which, if so made, shall be made by an Assistant Treasurer or Senior Officer of such Borrower and shall include the substance of Exhibit E and shall be promptly confirmed in
                                   ---------
writing by a Senior Officer of such Borrower.

    "Compliance Certificate" means a certificate in the form of Exhibit F,
     ----------------------                                     ---------
properly completed and signed by a Senior Officer of the Company.

    "Consolidated Subsidiary" means, as of any date of determination and with
     -----------------------
respect to any Person, any Subsidiary of that Person whose financial data is, in accordance with Generally Accepted Accounting Principles, reflected in that Person's consolidated financial statements.

    "Contractual Obligation" means, as to any Person, any provision of any
     ----------------------
outstanding Securities issued by that Person or of any material agreement, instrument or undertaking to which that Person is a party or by which it or any of its Property is bound.

    "Convert," "Conversion" and "Converted" each refers to a conversion of
     -------    ----------       ---------
Advances of one Type into Advances of another Type pursuant to Section 2.6.

    "Cross-Default Amount" means, as of any date of determination, an amount
     --------------------
equal to the lesser of (i) $50,000,000 or (ii) 5% of Tangible Net Worth as of the last day of the then most recently ended Fiscal Quarter with respect to which the Company has delivered the financial statements required by Section
                                                                     -------
7.1(a) or, if the Company is delinquent in the delivery of such financial
------
statements with respect to the most recently ended Fiscal Quarter, 5% of Tangible Net Worth as reasonably determined by the Administrative Agent.

    "Current ERISA Affiliate", as applied to any Person, means (i) any
     -----------------------
corporation which is a member of a controlled group of corporations within the meaning of Section 414(b) of the Code of which that Person is a member; (ii) any trade or business (whether or not incorporated) which is a member of a group of trades or businesses under common control within the meaning of Section 414(c) of the Code of which that Person is a member; and (iii) any member of an affiliated service group within the meaning of Section 414(m) or (o) of the Code of which that Person, any corporation described in clause (i) above or any trade or business described in clause (ii) above is a member.

    "CUSA" means Citicorp USA, Inc.
     ----

    "Debtor Relief Laws" means the Bankruptcy Code of the United States of
     ------------------
America, as amended from time to time, and all other applicable liquidation, conservatorship, bankruptcy, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief Laws from time to time in effect affecting the rights of creditors generally.

    "Default" means any Event of Default or any event that, with the giving of
     -------
any applicable notice or passage of time specified in Section 9.1, or both,
                                                      -----------
would be an Event of Default.

    "Default Rate" means the interest rate described in Section 3.9.
     ------------                                       -----------
"Designated Deposit Account" means a deposit account designated by a Borrower in its Request for Loan submitted with respect to each Loan.

    "Distribution" means, with respect to any shares of capital stock or any
     ------------
warrant or right to acquire shares of
capital stock or any other equity security issued by a Person, (a) the retirement, redemption, purchase, or other acquisition for value (other than for common stock of such Person) by such Person of any such security, (b) the declaration or (without duplication) payment by such Person of any dividend in cash or in Property (other than in common stock of such Person) on or with respect to any such security, (c) any Investment by such Person in the holder of any such security where such Investment is made in lieu of, or to avoid characterization as, a Distribution described in clauses (a) or (b) above, and
(d) any other payment by such Person constituting a distribution under applicable laws with respect to such security. Notwithstanding the foregoing, "Distribution" shall not include a repurchase by the Company of its Common Stock.

    "dollars" or "$" means United States dollars.
     -------      -

    "Eligible Subsidiary" means any of the wholly-owned Subsidiaries of the
     -------------------
Company listed on Schedule 1.2.
                  ------------

    "Employee Benefit Plan" means any "employee benefit plan" as defined in
     ---------------------
Section 3(3) of ERISA which is, or was at any time, maintained or contributed to by the Company or any of its ERISA Affiliates.

    "Environmental Laws" means all plans, policies or decrees binding on the
     ------------------
Company and its Subsidiaries in accordance with applicable statutes, ordinances, orders, rules or regulations and all statutes, ordinances, orders, rules or regulations and the like, in each case, relating to (i) environmental matters, including, without limitation, those relating to fines, injunctions, penalties, damages, contribution, cost recovery compensation, losses or injuries resulting from the release or threatened release of hazardous materials, (ii) the generation, use, storage, transportation or disposal of hazardous materials, or
(iii) occupational safety and health, industrial hygiene, land use or the protection of human, plant or animal health or welfare, in any manner applicable to the Company or any of its Subsidiaries or any of their respective properties, including, without limitation, the Comprehensive Environmental Response, Compensation, and Liability Act (42 U.S.C. (S) 9601 et seq.), the Hazardous
                                                    ------
Materials Transportation Act (49 U.S.C. (S) 1801 et seq.), the Resource
                                                 ------
Conservation and Recovery Act (42 U.S.C. (S) 6901 et seq.), the Federal Water
                                                  ------
Pollution Control Act (33 U.S.C. (S) 1251 et seq.), the Clean Air Act (42 U.S.C.
                                          ------
(S) 7401 et seq.), the Toxic Substances Control Act (15 U.S.C. (S) 2601 et
         ------                                                         --
seq.), the Federal Insecticide, Fungicide and Rodenticide Act (7 U.S.C. (S)136
---
et seq.), the Occupational Safety and Health Act (29 U.S.C. (S) 651 et seq.) and
------                                                              ------
et seq.), each as amended or supplemented, and any analogous future or present
------
local, state and federal statutes and regulations promulgated pursuant thereto, each as in effect as of the date of determination.

     "ERISA" means the Employee Retirement Income Security Act of 1974, and any
      -----
regulations issued pursuant thereto, as amended or replaced and as in effect from time to time.

     "ERISA Affiliate", as applied to any Person, means (i) any corporation
      ---------------
which is, or was at any time, a member of a controlled group of corporations within the meaning of Section 414(b) of the Code of which that Person is, or was at any time, a member; (ii) any trade or business (whether or not incorporated) which is, or was at any time, a member of a group of trades or businesses under common control within the meaning of Section 414(c) of the Code of which that Person is, or was at any time, a member; and (iii) any member of an affiliated service group within the meaning of Section 414(m) or (o) of the Code of which that Person, any corporation described in clause (i) above or any trade or business described in clause (ii) above is, or was at any time, a member.

     "ERISA Event" means (i) a "reportable event" within the meaning of Section
      -----------
4043 of ERISA and the regulations issued thereunder with respect to any Pension Plan (excluding those for which the provision for 30-day notice to the PBGC, or the penalty for failure to provide such notice, has been waived by regulation or by PBGC technical update); (ii) the failure to meet the minimum funding standard of Section 412 of the Code with respect to any Pension Plan (whether or not waived in accordance with Section 412(d) of the Code) or the failure to make by its due date a required installment under Section 412(m) of the Code with respect to any Pension Plan or the failure to make any required contribution to a Multiemployer Plan; (iii) the provision by the administrator of any Pension Plan pursuant to Section 4041(a)(2) of ERISA of a notice of intent to terminate such plan in a distress termination described in Section 4041(c) of ERISA; (iv) the withdrawal by the Company or any of its ERISA Affiliates from any Pension Plan with two or more contributing sponsors or the termination of any such Pension Plan resulting in liability pursuant to Sections 4063 or 4064 of ERISA;
(v) the institution by the PBGC of proceedings to terminate any Pension Plan, or the occurrence of any event or condition which might constitute grounds under ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan; (vi) the imposition of liability on the Company or any of its ERISA Affiliates pursuant to Section 4062(e) or 4069 of ERISA or by reason of the application of Section 4212(c) of ERISA; (vii) the withdrawal by the Company or any of its ERISA Affiliates in a complete or partial withdrawal (within the meaning of Sections 4203 and 4205 of ERISA) from any Multiemployer Plan if there is any potential liability therefor, or the receipt by the Company or any of its ERISA Affiliates of notice from any Multiemployer Plan that it is in reorganization or insolvency pursuant to Section 4241 or 4245 of ERISA, or that it intends to terminate or has terminated under Section 4041A or 4042 of ERISA;
(viii) the occurrence of an act or omission which could give rise to the imposition on the Company or any of its ERISA Affiliates of fines, penalties, taxes or related charges under Chapter 43 of the Code or under Section 409 or 502(c),
(i) or (l) or 4071 of ERISA in respect of any Employee Benefit Plan; (ix) the assertion of a material claim (other than routine claims for benefits) against any Employee Benefit Plan other than a Multiemployer Plan or the assets thereof, or against Company or any of its ERISA Affiliates in connection with any such Employee Benefit Plan; (x) receipt from the Internal Revenue Service of notice of the failure of any Pension Plan (or any other Employee Benefit Plan intended to be qualified under Section 401(a) of the Code) to qualify under Section 401(a) of the Code, or the failure of any trust forming part of any Pension Plan to qualify for exemption from taxation under Section 501(a) of the Code; or (xi) the imposition of a Lien pursuant to Section 401(a)(29) or 412(n) of the Code or pursuant to ERISA with respect to any Pension Plan.

     "Eurodollar Banking Day" means any Banking Day on which dealings in dollar
      ----------------------
deposits are conducted by and among banks in the Eurodollar Market.

     "Eurodollar Lending Office" means, as to each Bank, its office or branch so
      -------------------------
designated by written notice to the Company and the Administrative Agent as its Eurodollar Lending Office. If no Eurodollar Lending Office is designated by a Bank, its Eurodollar Lending Office shall be its office at its address for purposes of notices hereunder.

     "Eurodollar Market" means, with respect to any Eurodollar Rate Loan, the
      -----------------
London interbank offer market for U.S. dollar deposits.

     "Eurodollar Obligations" means eurocurrency liabilities, as defined in
      ----------------------
Regulation D.

     "Eurodollar Period" means, as to each Eurodollar Rate Loan, the period
      -----------------
commencing on the date specified by the Borrower pursuant to Section 2.1(b) and
                                                             --------------
ending 1, 2, 3 or 6 months thereafter or, if available in the judgment of the Reference Banks, 9 or 12 months thereafter, as specified by the Borrower in the applicable Request for Loan; provided that:
                             --------

          (a) The first day of any Eurodollar Period shall be a Eurodollar Banking Day;

          (b) Any Eurodollar Period that would otherwise end on a day that is not a Eurodollar Banking Day shall be extended to the next succeeding Eurodollar Banking Day unless such Eurodollar Banking Day falls in another calendar month, in which case such Eurodollar Period shall end on the next preceding Eurodollar Banking Day; and

          (c) No Eurodollar Period shall extend beyond the Maturity Date.

     "Eurodollar Rate" means, with respect to any Eurodollar Rate Loan, the
      ---------------
average interest rate per annum (determined solely by the Administrative Agent and rounded upward to the next 1/100 of 1%) at which deposits in dollars are offered to prime banks by the Reference Banks in the Eurodollar Market at or about 10:00 a.m. London time, two (2) Eurodollar Banking Days before the first day of the applicable Eurodollar Period in an aggregate amount approximately equal to the amount of the Eurodollar Rate Loan to be made by such Reference Bank and for a period of time comparable to the number of days in the applicable Eurodollar Period; provided that, if one Reference Bank is unable to provide its
                   --------
offered quotation to the Administrative Agent, the Eurodollar Rate shall be determined on the basis of the rates quoted by the remaining Reference Banks. The determination of the Eurodollar Rate by the Administrative Agent shall be conclusive in the absence of manifest error.

     "Eurodollar Rate Advance" means an Advance made hereunder that bears
      -----------------------
interest as set forth in Section 3.1(c) and designated as a Eurodollar Rate Advance in accordance with Article 2.
                           ---------

     "Eurodollar Rate Loan" means a Loan made hereunder that bears interest as
      --------------------
set forth in Section 3.1(c) and designated as a Eurodollar Rate Loan in accordance with Article 2.
                ---------

     "Eurodollar Reserve Percentage" means, with respect to any Eurodollar Rate
      -----------------------------
Loan, the percentage applicable as of the date of determination of the Eurodollar Rate representing the aggregate reserve requirements of any Bank (disregarding any offsetting amounts that may be available to such Bank to decrease such requirements to the extent that such offsetting amounts arose out of transactions other than those contemplated by this Agreement) under Regulation D and any other applicable Laws with respect to Eurodollar Obligations in an aggregate amount equal to the amount of such Bank's Pro Rata Share of such Eurodollar Rate Loan and for a time period comparable to the number of months in the applicable Eurodollar Period. The determination by any Bank of any applicable Eurodollar Reserve Percentage shall be presumed correct in the absence of manifest error.

     "Event of Default" shall have the meaning provided in Section 9.1.
      ----------------                                     -----------

     "Existing Loan Documents" means the loan documents executed in connection
      -----------------------
with that certain Credit Agreement dated as of June 23, 1995, as amended, between the Company, the borrowing subsidiaries therein named, the lenders therein named, Swiss Bank Corporation, New York Branch, as issuing bank and Swiss Bank Corporation, New York Branch and Citicorp USA, Inc., as co-agents for themselves and such lenders.

     "Fiscal Quarter" means the fiscal quarter of the Company consisting of a
      --------------
three month fiscal period ending on each March 31, June 30, September 30 and December 31.

     "Fiscal Year" means the fiscal year of the Company consisting of a twelve
      -----------
month fiscal period ending on each December 31.

     "Generally Accepted Accounting Principles" means, as of any date of
      ----------------------------------------
determination, accounting principles set forth as "generally accepted" in then currently effective Statements of the Auditing Standards Board of the American Institute of Certified Public Accountants, or, if no such Statements are then in effect, that are then approved by such other entity as may be approved by a significant segment of the accounting profession in the United States of America. The term "Generally Accepted Accounting Principles" shall be read in
                    ----------------------------------------
each instance as if the words "consistently applied" followed immediately
                               --------------------
thereafter, meaning that the accounting principles applied are consistent in all material respects (except for changes concurred in by the Company's independent public accountants) to those applied at prior dates or for prior periods.

     "Governmental Agency" means (a) any foreign, federal, state, county or
      -------------------
municipal government, or political subdivision thereof, (b) any governmental or quasi-governmental agency, authority, board, bureau, commission, department, instrumentality or public body, (c) any court or administrative tribunal or (d) with respect to any Person, any arbitration tribunal or other nongovernmental authority to whose jurisdiction that Person has consented.

     "Hostile Acquisition" means the acquisition of capital stock or other
      -------------------
equity interests of a Person (the "Target") through a tender offer or similar solicitation of the owners of such capital stock or other equity interests which has not been approved (prior to such acquisition) by resolutions of the Board of Directors of the Target or by similar action if the Target is not a corporation and as to which such approval has not been withdrawn.

     "Indebtedness" means, as to any Person, (a) all indebtedness of such Person
      ------------
for borrowed money, (b) that portion of the obligations of such Person under Capital Leases which is properly recorded as a liability on a balance sheet of that Person prepared in accordance with Generally Accepted Accounting Principles, (c) to the extent of the outstanding Indebtedness thereunder, any obligation of such Person that is evidenced by a promissory note or other instrument representing an extension of credit to such Person, whether or not for borrowed money, (d) any obligation of such Person for the deferred purchase price of Property or services (other than trade or other accounts payable in the
                               ----------
ordinary course of business), (e) any obligation of such Person of the nature described in clauses (a), (b), (c) or (d)
                     ---  ---  ---    ---
above that is secured by a Lien on assets of such Person, whether or not that Person has assumed such obligation or whether or not such obligation is non-recourse to the credit of such Person, but only to the extent of the lesser of the face amount of the obligation or the fair market value of the assets so subject to the Lien, (f) obligations of such Person arising under acceptance facilities or under facilities for the discount of accounts receivable of such Person, (g) any obligation of such Person to reimburse the issuer of any letter of credit issued for the account of such Person upon which and only to the extent a draw has been made and (h) in the case of the Company, any obligations of the Company under a Swap Agreement. As of any date of determination, the amount of the Company's Indebtedness pursuant to any Swap Agreement shall be equal to 1% of the notional amount of that Swap Agreement times the number of
                                                          -----
years then remaining in the term of that Swap Agreement.

     "Intangible Assets" means assets that are considered intangible assets
      -----------------
under Generally Accepted Accounting Principles, including customer lists,
                                                ---------
goodwill, computer software, copyrights, trade names, trademarks, patents, unamortized deferred charges, unamortized debt discount, capitalized research and development costs and other intangible assets.

     "Interest Charges" means, as of the last day of any fiscal period, the sum
      ----------------                                                      ---
of (a) all interest, fees, charges and related expenses paid or payable (without
--
duplication) for that fiscal period to a lender in connection with borrowed money or the deferred purchase price of assets that is treated as interest in accordance with Generally Accepted Accounting Principles excluding interest paid or payable (without duplication) for that fiscal period on any intercompany loans, plus (b) the portion of rent paid or payable (without duplication) for
       ----
that fiscal period under Capital Leases that should be treated as interest in accordance with Generally Accepted Accounting Principles.

     "Interest Charge Coverage Ratio" means, as of the last day of any Fiscal
      ------------------------------
Quarter, the ratio of (a) Adjusted Net Income for the fiscal period consisting of that Fiscal Quarter and the three immediately preceding Fiscal Quarters plus
                                                                           ----
(i) Interest Charges of the Company and its Consolidated Subsidiaries for such fiscal period, plus (ii) depreciation and amortization expense of the Company
               ----
and its Consolidated Subsidiaries for such fiscal period, plus (iii) provisions
                                                          ----
for taxes based on income of the Company and its Consolidated Subsidiaries for such fiscal period, to (b) Interest Charges of the Company and its Consolidated Subsidiaries for such fiscal period.

     "Interest Period" means with respect to any Eurodollar Rate Loan, the
      ---------------
related Eurodollar Period.

     "Investment" means, when used in connection with any Person, any investment
      ----------
by or of that Person, whether by means of purchase or other acquisition of capital stock or other

Securities of any other Person or by means of loan, advance, capital contribution, guaranty or other debt or equity participation or interest, or otherwise, in any other Person, including any partnership and joint venture
                                ---------
interests of such Person in any other Person. "Investment" shall include (a) a repurchase by the Company of its Common Stock, (b) all payments by the Company or any Subsidiary to any Person as a buyout of royalty obligations to that Person and (c) all acquisitions by the Company or any Subsidiary of technology and/or distribution rights. The amount of any Investment shall be the amount actually invested, without adjustment for subsequent increases or decreases in the value of such Investment.

     "Issuing Bank" means Citibank, N.A.
      ------------

     "Laws" means, collectively, all foreign, federal, state and local statutes,
      ----
treaties, rules, regulations, ordinances, codes and administrative or controlling precedents of any Governmental Agency.

     "LC Issuance Fee" means a fee payable to the Issuing Bank as provided in
      ---------------
Section 3.4.
-----------

     "LC Reimbursement Fee" means a fee payable to the Administrative Agent, for
      --------------------
the pro rata benefit of the Banks, as provided in Section 3.5.
                                                  -----------
     "Letters of Credit" means any letters of credit issued by the Issuing Bank
      -----------------
pursuant to Section 2.7(a), either as originally executed or as the same may from time to time be supplemented, modified, reviewed, extended or supplanted.

     "Lien" means any mortgage, deed of trust, pledge, hypothecation, assignment
      ----
for security, security interest, encumbrance, lien or charge of any kind, whether voluntarily incurred or arising by operation of Law or otherwise, affecting any Property, including any agreement to grant any of the foregoing,
                        ---------
any conditional sale or other title retention agreement, any lease in the nature of a security interest, and/or the filing of or agreement to give any financing statement (other than a precautionary financing statement with respect to a
           ----------
lease that is not in the nature of a security interest) under the Uniform Commercial Code or comparable Law of any jurisdiction with respect to any Property.

     "Loan" means any group of Committed Advances made at any one time by the
      ----
Banks pursuant to Article 2.
                  ---------

     "Loan Documents" means, collectively, this Agreement, the Notes, any
      --------------
Request for Loan, any Agreement to Participate, any Letter of Credit, any Request for Letter of Credit, any Competitive Bid Request and any other certificates or agreements heretofore or hereafter executed by a Senior Officer of any Borrower in connection with this Agreement and delivered by any

Borrower to the Administrative Agent, an Issuing Bank or any Bank, in each case either as originally executed or as the same may from time to time be supplemented, modified, amended, restated, extended or supplanted.

     "Majority Banks" means, as of any date of determination, Banks whose
      --------------
aggregate Pro Rata Shares are at least 51% of the Commitment then in effect or if the Commitment is not then in effect, Banks to which at least 51% of the aggregate Total Outstandings is owed.

     "Material Adverse Effect" means a circumstance or set of circumstances or
      -----------------------
events affecting the business, operations or condition (financial or otherwise) of the Company and its Subsidiaries, taken as a whole that have a material adverse effect, individually or in the aggregate, upon the ability (i) of the Company and its Subsidiaries, taken as a whole, to perform under the Loan Documents or (ii) of any of the Banks to enforce, the Obligations under the Loan Documents.

     "Maturity Date" means May 28, 2003, unless otherwise extended pursuant to
      -------------
Section 2.9.

     "Multiemployer Plan" means a "multiemployer plan", as defined in Section
      -----------------
3(37) of ERISA, to which the Company or any of its ERISA Affiliates is contributing, or ever has contributed, or to which the Company or any of its ERISA Affiliates has, or ever has had, an obligation to contribute.

     "Net Income" means, with respect to any fiscal period, the consolidated net
      ----------
income of the Company and its Subsidiaries for that period, determined in accordance with Generally Accepted Accounting Principles; provided that there
                                                          --------
shall be excluded from Net Income (i) any income or loss of a Person accrued prior to the date upon which such Person, or the assets of such Person, was acquired by or merged into the Company or any of its Subsidiaries; (ii) any income of a Subsidiary of the Company to the extent that declaration or payment of dividends or other Distributions by that Subsidiary is not permitted by any Contractual Obligation or Requirement of Law applicable to that Subsidiary;
(iii) any charges taken in respect of payments to any Person as a buyout of royalty obligations to that Person; and (iv) any charges taken in connection with the acquisition of technology and/or distribution rights.

     "Notes" means, collectively, the Committed Advance Notes and the
      -----
Competitive Advance Notes.

     "Notice of Conversion/Continuation" has the meaning specified in Section
      ---------------------------------
2.6.

     "Obligations" means all present and future obligations of every kind or
      -----------
nature of the Borrowers at any time and from time to time owed to the Arranger, the Administrative Agent, the

Issuing Bank or the Banks or any one or more of them under any one or more of the Loan Documents, whether due or to become due, matured or unmatured, liquidated or unliquidated, or contingent or noncontingent, including
                                                            ---------
obligations of performance as well as obligations of payment, and including
                                                                  ---------
interest that accrues after the commencement of any proceeding under any Debtor Relief Law by or against the Company or any Subsidiary of the Company.

     "Other Taxes" means any present or future stamp or documentary taxes and
      -----------
any other excise or property taxes, or similar charges or levies, which arise from any payment made pursuant to this Agreement or under any Loan Document or from the execution or delivery of, or otherwise with respect to, this Agreement or any other Loan Document.

     "Pension Plan" means any Employee Benefit Plan other than a Multiemployer
      ------------
Plan, that is subject to Section 412 of the Internal Revenue Code or Section 302 of ERISA.

     "Permitted Encumbrances" means:
      ----------------------

     (a) inchoate Liens incident to construction or maintenance of real property, or Liens incident to construction or maintenance of real property, now or hereafter filed of record for which adequate reserves have been set aside and which are being contested in good faith by appropriate proceedings and have not proceeded to judgment, provided that, by reason of nonpayment of the obligations
                       --------
secured by such Liens, no such real property is subject to a material risk of loss or forfeiture;

     (b) Liens for taxes and assessments on real property which are not yet past due, or Liens for taxes and assessments on real property for which adequate reserves have been set aside and are being contested in good faith by appropriate proceedings and have not proceeded to judgment, provided that, by
                                                            --------
reason of non-payment of the obligations secured by such Liens, no such real property is subject to a material risk of loss or forfeiture;

     (c) easements, exceptions, reservations, or other agreements granted or entered into after the date hereof for the purpose of pipelines, conduits, cables, wire communication lines, power lines and substations, streets, trails, walkways, drainage, irrigation, water, and sewerage purposes, dikes, canals, ditches, the removal of oil, gas, coal, or other minerals, and other like purposes affecting real property which in the aggregate do not materially burden or impair the fair market value or use of such real property for the purposes for which it is or may reasonably be expected to be held;

     (d) rights reserved to or vested in any Governmental Agency by Law to control or regulate, or obligations or duties under Law to any Governmental Agency with respect to, the use of any real property;

      (e) rights reserved to or vested in any Governmental Agency by Law to control or regulate, or obligations or duties under Law to any Governmental Agency with respect to, any right, power, franchise, grant, license, or permit;

      (f) present or future zoning laws and ordinances or other laws and ordinances restricting the occupancy, use, or enjoyment of real property;

      (g) statutory Liens, other than those described in clauses (a) or (b) above, arising in the ordinary course of business with respect to obligations which are not delinquent or are being contested in good faith by appropriate proceedings, provided that, if delinquent, adequate reserves have been set aside
             --------
with respect thereto and, by reason of nonpayment, no Property is subject to a material risk of loss or forfeiture;

      (h) Liens consisting of pledges or deposits to secure obligations under workers' compensation laws or similar legislation, including Liens of judgments thereunder which are not currently dischargeable;

      (i) Liens consisting of pledges or deposits of Property to secure performance in connection with operating leases made in the ordinary course of business to which the Company or a Subsidiary is a party as lessee, provided the
                                                                    --------
aggregate value of all such pledges and deposits in connection with any such lease does not at any time exceed 16-2/3% of the annual fixed rentals payable under such lease;

      (j) Liens consisting of deposits of Property to secure statutory obligations of the Company or a Subsidiary of the Company in the ordinary course of its business;

      (k) Liens consisting of deposits of Property to secure (or in lieu of) surety, appeal or customs bonds in proceedings to which the Company or a Subsidiary of the Company is a party in the ordinary course of its business, but not in excess of $10,000,000; and

      (l) purchase money security interests or mortgages taken or retained by a seller of collateral to secure all or part of its purchase price.

      "Person" means any entity, whether an individual, trustee, corporation,
       ------
general partnership, limited partnership, joint stock company, trust, estate, unincorporated organization, business association, tribe, firm, joint venture, Governmental Agency, or otherwise.

      "PBGC" means the Pension Benefit Guaranty Corporation (or any successor
       ----
thereto).

      "Property" means any interest in any kind of property or asset, whether
       --------
real, personal or mixed, or tangible or intangible.

      "Pro Rata Share" means, with respect to each Bank, with respect to the
       --------------
Commitment, and any Loan made under any portion of the Commitment, the percentage set forth opposite the name of that Bank and that portion of the Commitment on Schedule 2.1 as modified from time to time.
              ------------
      "Reference Banks" means Citibank, N.A., Bank of America NT&SA and ABN Amro
       ---------------
Bank N.V.

      "Regulation D" means Regulation D, as at any time amended, of the Board of
       ------------
Governors of the Federal Reserve System, or any other regulation in substance substituted therefor.

      "Regulation U" means Regulation U, as at any time amended, of the Board of
       ------------
Governors of the Federal Reserve System, or any other regulation in substance substituted therefor.

      "Request for Letter of Credit" means a written request for a Letter of
       ----------------------------
Credit substantially in the form of Exhibit H, together with the standard form
                                    ---------
of application for letter of credit used by the Issuing Bank, signed by a Senior Officer of the Borrower and properly completed to provide all information required to be provided therein.

      "Request for Loan" means a written request for a Loan substantially in the
       ----------------
form of Exhibit I, signed by a Senior Officer of the Borrower and properly
        ---------
completed to provide all information required to be included therein.

      "Requirement of Law" means, as to any Person, the articles or certificate
       ------------------
of incorporation and by-laws or other organizational or governing documents of such Person, and any Law, or judgment, award, decree, writ or determination of a Governmental Agency, in each case applicable to or binding upon such Person or any of its Property or to which such Person or any of its Property is subject.

      "Responsible Official" means (a) when used with reference to a Person
       --------------------
other than an individual, any corporate officer of such Person, general partner of such Person, corporate officer of a corporate general partner of such Person, or corporate officer of a corporate general partner of a partnership that is a general partner of such Person, or any other responsible official thereof duly acting on behalf thereof, and (b) when used with reference to a Person who is an individual, such Person. Any document or certificate hereunder that is signed or executed by a Responsible Official of a Person shall be conclusively presumed to have been authorized by all necessary corporate, partnership and/or other action on the part of that Person.

      "Securities" means any capital stock, share, voting trust certificate,
       ----------
bond, debenture, note or other evidence of indebtedness, limited partnership interest, or any warrant, option or other right to purchase or acquire any of the foregoing.

      "Senior Officer" means the (a) chief executive officer, (b) chief
       --------------
operating officer, (c) chief financial officer, (d) corporate controller, or (e) treasurer, in each case whatever the title nomenclature may be, of the Person designated.

      "Shareholders' Equity" means, as of any date of determination,
       --------------------
shareholders' equity as of that date determined in accordance with Generally Accepted Accounting Principles; provided that there shall be excluded from
                                --------
Shareholders' Equity any amount attributable to capital stock that is, directly or indirectly, required to be redeemed or repurchased by the issuer thereof at a specified date or upon the occurrence of specified events or at the election of the holder thereof.

      "Subsidiary" means, as of any date of determination and with respect to
       ----------
any Person, any corporation, partnership or joint venture, whether now existing or hereafter organized or acquired: (a) in the case of a corporation, of which a majority of the securities having ordinary voting power for the election of directors or other governing body (other than securities having such power only by reason of the happening of a contingency) are at the time beneficially owned by such Person and/or one or more Subsidiaries of such Person, or (b) in the case of a partnership or joint venture, of which such Person or a Subsidiary of such Person is a general partner or joint venturer or of which a majority of the partnership or other ownership interests are at the time beneficially owned by such Person and/or one or more of its Subsidiaries, excluding any partnership or joint venture over which the Person or Subsidiary of such Person does not exercise actual control.

      "Swap Agreement" means a written agreement between the Company and one or
       --------------
more financial institutions providing for "swap", "collar" or other interest rate protection (other than "caps") with respect to any Indebtedness.

      "Tangible Net Worth" means, as of any date of determination, the
       ------------------
Shareholders' Equity of the Company and its Consolidated Subsidiaries on that date, minus the book value of any Intangible Assets of the Company and its
      -----
Consolidated Subsidiaries on that date.

      "Taxes" means any and all present and future taxes, duties, levies,
       -----
imposts, deductions, charges or withholdings with respect to any payment by any Borrower pursuant to this Agreement or under any other Loan Document, and all liabilities with respect thereto, excluding (i) taxes imposed on the net income of any Bank or the Administrative Agent, and franchise or similar taxes imposed on any Bank or the Administrative Agent, by a jurisdiction under the laws of which such Bank or the Administrative Agent, as the case may be, is organized or in which its principal executive office is located or, in the case of each Bank, in which its applicable lending office is located and (ii) in the case of each Bank, any United States withholding tax imposed on such payments but only to the extent that such Bank is subject to United States withholding tax at the time such Bank first becomes a party to this Agreement.

      "Total Outstandings" means, as of any date of determination, the sum on
       ------------------                                              ---
that date of (a) the aggregate principal Indebtedness evidenced by the Notes, plus (b) the aggregate then undrawn portion of Letters of Credit which are
----
issued and outstanding, plus (c) the aggregate unreimbursed drawings under
                        ----
Letters of Credit.

      "Type" when used with respect to any Loan or Advance, means the
       ----
designation of whether such Loan or Advance is a Base Rate Loan or Advance, a Eurodollar Rate Loan or Advance or a Competitive Advance.

      "Unused Portion" means the Commitment, less Total Outstandings as to the
       --------------                        ----
Commitment.

      1.2 Use of Defined Terms. Any defined term used in the plural shall refer
          --------------------
to all members of the relevant class, and any defined term used in the singular shall refer to any one or more of the members of the relevant class.

      1.3 Accounting Terms. All accounting terms not specifically defined in
          ----------------
this Agreement shall be construed in conformity with, and all financial data required to be submitted by this Agreement shall be prepared in conformity with, Generally Accepted Accounting Principles applied on a consistent basis, except
                                                                        ------
as otherwise specifically prescribed herein and except for changes concurred in by the Company's independent public accountants. In the event that Generally Accepted Accounting Principles change during the term of this Agreement such that the financial covenants contained in Sections 6.7 and 6.8 would then be
                                          ------------     ---
calculated in a different manner or with different components, (a) the Borrowers and the Banks agree to negotiate to amend this Agreement in such respects as are necessary to conform those covenants as criteria for evaluating the Company's financial condition to substantially the same criteria as were effective prior to such change in Generally Accepted Accounting Principles and (b) the Company shall be deemed to be in compliance with the financial covenants contained in such Sections during the 60 day period following any such change in Generally Accepted Accounting Principles if and to the extent that the Company would have been in compliance therewith under Generally Accepted Accounting Principles as in effect immediately prior to such change.

      1.4 Rounding.  Any financial ratios required to be maintained by the
          --------
Company pursuant to this Agreement shall be calculated by dividing the appropriate component by the other component, carrying the result to one place more than the number of places by which such ratio is expressed in this Agreement and rounding the result up or down to the nearest number (with a round-up if there is no nearest number) to the number of places by which such ratio is expressed in this Agreement.

      1.5 Exhibits and Schedules.  All Exhibits and Schedules to this Agreement,
          ----------------------
either as originally existing or as the same may from time to time be supplemented, modified or amended, are incorporated herein by this reference. A matter disclosed on any Schedule shall be deemed disclosed on all Schedules.

      1.6 References to "the Company and its Subsidiaries". Any reference herein
          -----------------------------------------------
to "the Company and its Subsidiaries" or the like shall refer solely to the Company during such times, if any, as the Company shall have no Subsidiaries.

      1.7 Miscellaneous Terms.  The term "or" is disjunctive; the term "and" is
          -------------------
conjunctive. The term "shall" is mandatory; the term "may" is permissive. Masculine terms also apply to females; feminine terms also apply to males. The term "including" is by way of example and not limitation.

                                   ARTICLE 2
                          LOANS AND LETTERS OF CREDIT
                          ---------------------------

      2.1 Committed Advances - General.
          ----------------------------

      (a) Subject to the terms and conditions set forth in this Agreement, at any time and from time to time from the Closing Date through the Maturity Date, each Bank shall, according to its Pro Rata Share of the Commitment, make Committed Advances to the Borrowers under the Commitment in such amounts as the Borrowers may request that do not exceed in the aggregate at any one time outstanding the amount of that Bank's Pro Rata Share of the Commitment; provided that, giving effect to the Loan of which such Advance is a part, (i)
   --------
   the Total Outstandings shall not exceed the Commitment and (ii) the sum of all Committed Advances then outstanding plus the sum of all Competitive
                                           ----
   Advances then outstanding plus the face amount of all Letters of Credit then
                             ----
   outstanding plus the sum of all unreimbursed drawings under Letters of Credit
               ----
   shall not exceed the Commitment. Subject to the limitations set forth herein, the Borrowers may borrow and repay under the Commitment without premium or penalty.

      (b) Subject to the next sentence, each Loan under this Section 2.1
                                                             -----------
   shall be made pursuant to a Request for Loan which shall specify the requested (i) date of such Loan, (ii) type of Loan,
   (iii) amount of such Loan and (iv) Interest Period for such Loan. Unless the Administrative Agent has notified, in its sole and absolute discretion, the Borrowers to the contrary, a Loan may be requested by telephone by an Assistant Treasurer or Senior Officer of the Borrower, in which case the Borrower shall promptly confirm such request by transmitting a telecopy of, or at the Administrative Agent's request by mailing, a Request for Loan executed by a Senior Officer of such Borrower conforming to the preceding sentence to the Administrative Agent.

      (c) Promptly following receipt of a Request for Loan (or the receipt of a substitute request permitted under the second sentence of Section
                                                                  -------
   2.1(b)), the Administrative Agent shall notify each Bank by telephone (so
   -----
   long as such notce by telephone is followed by a notice in writing) or telecopier (the method of notice shall be at the Administrative Agent's option) of the date and type of the Loan, the applicable Interest Period and the amount of that Bank's Pro Rata Share of the Loan. Not later than 2:00 p.m., New York time, on the date specified for any Loan subject to the provisions of Sections 2.2 and 2.3, each Bank shall make its Pro Rata Share
                 ------------     ---
   of the Loan in immediately available funds available to the Administrative Agent at the Administrative Agent's Office. Upon fulfillment of the applicable conditions set forth in Article 8 and subject to the provisions of
                                      ---------
   Sections 2.2 and 2.3, all Advances shall be credited in immediately available
   ------------     ---
   funds to the Designated Deposit Account.

      (d) Each Loan under the Commitment shall be in a minimum amount of $2,000,000 and multiples of $1,000,000 in excess of that amount.

      (e) The Committed Advances made by each Bank under its Pro Rata Share of the Commitment shall be evidenced by that Bank's Committed Advance Note in the form set forth as Exhibit B.
                         ---------

      (f) A Request for Loan shall be irrevocable upon the Administrative Agent's first notification thereof.

      2.2 Base Rate Loans. Each request by a Borrower for a Base Rate Loan shall
          ---------------
be made pursuant to a Request for Loan (or telephonic request for Loan referred to in the second sentence of Section 2.1(b), if applicable) received by the
                             -------------
Administrative Agent, at the Administrative Agent's Office, not later than 11:00 a.m., New York time, on the date of a proposed Base Rate Advance. All Loans shall constitute Base Rate Loans unless properly designated as Eurodollar Rate Loans pursuant to Section 2.3. Each Base Rate Loan shall consist of Committed
                  -----------
Advances.

          2.3 Eurodollar Rate Loans.
              ---------------------

          (a) Each request by a Borrower for a Eurodollar Rate Loan shall be made pursuant to a Request for Loan (or telephonic request for Loan referred to in the second sentence of Section 2.1(b), if applicable) received by the
                          --------------
Administrative Agent, at the Administrative Agent's Office, not later than 1:00 p.m., New York time, at least three (3) Eurodollar Banking Days before the first day of the applicable Eurodollar Period.

          (b) On the second Eurodollar Banking Day before the first day of the applicable Eurodollar Period, the Administrative Agent shall determine the applicable Eurodollar Rate (which determination shall be conclusive in the absence of manifest error) and prior to 1:00 p.m., New York time on that same day shall give notice of the same to the Borrower and the Banks by telephone or telecopier (the method of notice shall be at the Administrative Agent's option).

          (c) Unless all of the Banks otherwise consent, no Eurodollar Rate Loan may be requested during the continuance of an Event of Default.

          (d) Each Eurodollar Rate Loan shall consist of Committed Advances.

          (e) Prior to the submission of a Request for Loan with respect to a Eurodollar Rate Loan, any Borrower may request the Administrative Agent to provide a non-binding estimate of the Eurodollar Rate that would then apply in the event the Borrower submitted a Request for Loan.

          2.4  Competitive Advances.
               --------------------

          (a) Subject to the terms and conditions hereof, at any time and from time to time from the Closing Date through the day that is thirty-one (31) days prior to the Maturity Date, each Bank may in its sole and absolute discretion make Competitive Advances to a Borrower pursuant to this Section in such principal amounts as the Borrower may request pursuant to a Competitive Bid Request, provided that, after giving effect to the making of each such
         --------
Competitive Advance, (i) the aggregate principal amount of the Indebtedness evidenced by the Competitive Advance Notes and the Committed Advance Notes shall not exceed the Commitment, (ii) the sum of all Committed Advances then outstanding plus the sum of all Competitive Advances then outstanding plus the
            ----                                                      ----
face amount of all Letters of Credit then outstanding plus the sum of all
                                                      ----
unreimbursed drawings under Letters of Credit shall not exceed the Commitment, and (iii) Total Outstandings shall not exceed the Commitment. Any Bank may submit a Competitive Bid in an amount greater than, less than or equal to its respective Pro Rata Share of the Commitment, up to the amount of the Competitive Bid Request.

          (b) Each Borrower shall request Competitive Advances by submitting a Competitive Bid Request to the Administrative Agent by telephone or telecopier, to be received by the Administrative Agent not later than 12:00 noon, New York time, one Banking Day prior to the date of the proposed Competitive Advance, which Competitive Bid Request shall specify the relevant date, amount and maturity for the proposed Competitive Advance and shall otherwise be completed to the satisfaction of the Administrative Agent.

          (c) Each Competitive Bid Request shall be made for a Competitive Advance with a maturity of not less than seven (7) nor more than 180 days. No Competitive Bid Request may be made for a Competitive Advance which has a maturity date which is later than the Banking Day immediately preceding the Maturity Date.

          (d) Each Competitive Bid Request shall be in a minimum amount of $2,000,000 and multiples of $1,000,000 in excess thereof.

          (e) Immediately following receipt of a Competitive Bid Request (or a telephonic request in accordance with Section 2.4(b)), the Administrative Agent
                                      --------------
shall notify each Bank by telephone or telecopier (the method of notice shall be at the Administrative Agent's option) of the relevant date, amount and maturity and of the other relevant terms of the requested Competitive Advance.

          (f) Each Bank receiving a Competitive Bid Request may, in its sole and absolute discretion, make or not make a Competitive Bid responsive to the Competitive Bid Request. For purposes of this paragraph, a Competitive Bid shall be deemed responsive if it offers a Competitive Advance which is of an amount which is less than or equal to that specified in the Competitive Bid Request and if it comports in all other respects to the Competitive Bid Request. If the Bank which is then Administrative Agent determines, in its sole discretion, to submit a Competitive Bid with respect to a Competitive Bid Request, it shall submit its Competitive Bid to the Borrower by telecopier not later than 10:15 a.m., New York time, on the Banking Day of the proposed Competitive Advance. Each other Competitive Bid shall be submitted to the Administrative Agent via telecopier not later than 10:45 a.m., New York time, on the date of the requested Competitive Advance, and the Administrative Agent shall promptly thereafter notify the Borrower by telephone or telecopier (the method of notification shall be at the Administrative Agent's option) of the Competitive Bids. The Borrower shall maintain the confidentiality of any Competitive Bid made by the

Administrative Agent or any Bank pending receipt by the Borrower of all other Competitive Bids.

          (g) Each Competitive Bid shall specify the stated fixed interest rate (on the basis of a year of 360 days times the actual number of days elapsed). A Competitive Bid once submitted to a Borrower shall be irrevocable prior to the time that the Borrower is required to accept such Competitive Bid as described in clause (h) below.
   ----------
          (h) A Borrower may accept or reject any Competitive Bid in its sole and absolute discretion at any time prior to 11:15 a.m., New York time, on the Banking Day of the proposed Competitive Advance; provided that (a) acceptance of
                                                 --------
a Competitive Bid shall be by telephone, promptly confirmed by the Borrower in writing by telecopier communicated to a Responsible Official of the Administrative Agent, (which shall immediately notify the relevant Bank as provided in clause (i) below) (b) the Borrower may not accept any Competitive
            ---------
Bid which quotes an interest rate which is higher than a rejected Competitive Bid unless the rejected Competitive Bid is for an amount which is less than that
    ------
specified in the applicable Competitive Bid Request and (c) without the consent of the Bank offering a Competitive Bid, the Borrower may not accept any fractional portion of the amount specified in that Competitive Bid.

          (i) A Bank whose Competitive Bid has been accepted by a Borrower shall make the Competitive Advance in accordance with the Competitive Bid Request and with its Competitive Bid, subject to the applicable conditions set forth in this Agreement and during the period when such Competitive Advance is outstanding, the Pro Rata Share of the Commitment of each Bank shall be deemed reduced by its Pro Rata Share of the principal amount of each such Competitive Advance.


          (j) Promptly upon acceptance of a Competitive Bid, the Administrative Agent shall notify each relevant Bank by telephone or telecopier of the acceptance of that Bank's Competitive Bid and shall promptly notify each Bank whose Competitive Bid is not accepted that its Competitive Bid has not been accepted. Not later than 2:00 p.m., New York time, on the date of the Competitive Advance, and upon fulfillment of the applicable conditions set forth in Article 8, the Bank shall fund the Competitive Advance in immediately
   ---------
available funds to the Administrative Agent at the Administrative Agent's Office. Upon receipt of such funds, the Administrative Agent shall promptly credit the amount of the Competitive Advance to the Designated Deposit Account.

          (k) Unless all of the Banks otherwise consent, (i) no Competitive Advances may be requested during the continuance of an Event of Default, and
(ii) not more than twelve (12) Competitive Advances may be outstanding at any time.

          (l) The Competitive Advances made by each Bank shall be evidenced by that Bank's Competitive Advance Note.

           2.5 Voluntary Reduction of Commitment. The Company shall have the
               ---------------------------------
right, at any time and from time to time, without penalty or charge, upon at least two (2) days' prior written notice to the Administrative Agent, to voluntarily reduce, permanently and irrevocably, in a minimum amount of $5,000,000 and multiples of $1,000,000 in excess thereof, or to terminate, all or a portion of the then Unused Portion of the Commitment; provided that any
                                                           --------
such reduction or termination shall be accompanied by payment of all accrued and unpaid commitment fees with respect to the portion of the Commitment being reduced or terminated.

          2.6 Voluntary Conversion or Continuation of Committed Advances.
              ----------------------------------------------------------

          (a) The Borrower may on any Banking Day upon notice given to the Administrative Agent not later than 12:00 noon (New York City time) on the third Eurodollar Banking Day prior to the date of the proposed Conversion or continuance (a "Notice of Conversion/Continuation") and subject to the
                         ---------------------------------
      provisions of Section 2.3, (1) Convert all or any portion of Committed
      Advances of one Type into Advances of another Type and (2) upon the expiration of any Interest Period applicable to Committed Advances which are Eurodollar Rate Advances, continue all (or, subject to Section 2.3, any portion of) such Advances as Eurodollar Rate Advances and the succeeding Interest Period(s) of such continued Advances shall commence on the last day of the Interest Period of the Advances to be continued; provided, however, that any Conversion of any Eurodollar Rate Advances
      --------  -------
      into Base Rate Advances shall be made on, and only on, the last day of an Interest Period for such Eurodollar Rate Advances. Each such Notice of Conversion/Continuation shall, within the restrictions specified above, specify (i) the date of such continuation or Conversion, (ii) the Committed Advances (or, subject to Section 2.3, any portion thereof) to be continued or Converted, (iii) if such continuation is of, or such Conversion is into, Eurodollar Rate Advances, the duration of the Interest Period of each such Committed Advance, and (iv) in the case of a continuation of or a Conversion into a Eurodollar Rate Advance, that no Event of Default has occurred and is continuing. Each Conversion or continuation shall be in a minimum amount of $2,000,000 and multiples of $1,000,000.

          (b) If upon the expiration of the then existing Interest Period applicable to any Committed Advance which is a Eurodollar Rate Advance, the Borrower shall not have delivered a Notice of Conversion/Continuation in accordance with this Section 2.6, then such Advance shall upon such expiration automatically be Converted to a Base Rate Advance.

          (c) After the occurrence of and during the continuation of an Event of Default, the Borrower may not elect to have an Advance be made or continued as, or Converted into, a Eurodollar Rate Advance after the expiration of any Interest Period then in effect for that Advance.

          2.7  Letters of Credit.
               -----------------
          (a) Subject to the terms and conditions hereof, at any time and from time to time from the Closing Date through the date that is thirty (30) days before the Maturity Date, the Issuing Bank shall issue such Letters of Credit as a Borrower may request by delivering a Request for Letters of Credit to the Issuing Bank; provided that, giving effect to such Letter of
                                  --------
      Credit, (i) the aggregate effective face amounts of all outstanding Letters of Credit will not exceed $25,000,000, (ii) the sum of all Committed Advances then outstanding plus the sum of all Competitive
                                          ----
      Advances then outstanding plus the face amount of all Letters of Credit
                                ----
      then outstanding plus the sum of all unreimbursed drawings under Letters
                       ----
      of Credit shall not exceed the Commitment, and (iii) Total Outstandings will not exceed the Commitment. Letters of Credit issued under the Commitment may be issued for terms up to five (5) years from the date of issuance but in no event shall the term of any such Letter of Credit extend beyond the Maturity Date. Each Letter of Credit shall be in a minimum amount of $500,000, unless otherwise consented to by the Issuing Bank. The issuance of any Letter of Credit shall constitute usage of the Commitment. Subject to the limitations set forth herein, the Borrowers may request Letters of Credit, reimburse drawings under Letters of Credit and request further Letters of Credit without premium or penalty.

          (b) The Issuing Bank is under no obligation to Issue any Letter of Credit if:

          (i) any order, judgment or decree of any Governmental Agency or arbitrator shall by its terms purport to enjoin or restrain the Issuing Bank from issuing such Letter of Credit, or any Requirement of Law applicable to the Issuing Bank or any request or directive (whether or not having the force of law) from any Governmental Agency with jurisdiction over the Issuing Bank shall prohibit, or request that the Issuing Bank refrain from, the issuance of Letters of Credit generally or such Letter of Credit in particular;

         (ii) the Issuing Bank has received written notice from the Majority Banks, the Administrative Agent or the Company on or prior to the Banking Day prior to the requested date of issuance of such Letter of Credit, that one or more of the applicable conditions contained in Section 8.2 is not then satisfied; or

         (iii) any requested Letter of Credit is not in form acceptable to the Issuing Bank, or the issuance of a Letter of Credit shall violate any generally applicable policies of the Issuing Bank.

      (c) Each Request for Letter of Credit shall be submitted to the Issuing Bank at least three (3) Banking Days prior to the date when the issuance of a Letter of Credit is requested. Upon issuance of a Letter of Credit, the Issuing Bank shall promptly notify the Banks of the amount and terms thereof. Any Letter of Credit issued shall conform with the applicable Issuing Bank's policies regarding form and substance.

      (d) Upon the issuance of a Letter of Credit, each Bank shall be deemed to have irrevocably purchased from the Issuing Bank, without recourse to or warranty from the Issuing Bank, a pro rata undivided participation in the Letter of Credit, in an amount equal to that Bank's Pro Rata Share of the Commitment. Without limiting the scope and nature of each Bank's participation in any Letter of Credit, to the extent that the Issuing Bank has not been reimbursed by the Borrower, in accordance with Section 2.7(e), for any payment made by the Issuing
                             --------------
Bank under any Letter of Credit, each Bank shall reimburse the Issuing Bank promptly upon demand for the amount of such payment in accordance with its Pro Rata Share of the Commitment, as the case may be. The obligation of each Bank to so reimburse the Issuing Bank shall be absolute and unconditional and shall not be affected by the occurrence of an Event of Default or any other occurrence or event. Any such reimbursement shall not relieve or otherwise impair the obligation of the Borrower to reimburse the Issuing Bank for the amount of any payment made by the Issuing Bank under any Letter of Credit together with interest as hereinafter provided.

      (e) After any drawing on a Letter of Credit, the Issuing Bank shall notify the Borrower and the Administrative Agent by telephone or telecopier of such drawing by 2:00 p.m., New York time, on the date such payment is to be made and the Borrower shall reimburse the Issuing Bank, in immediately available funds for any amount paid or to be paid by the Issuing Bank under such Letter of Credit by 4:00 p.m., New York time on the date of such notice.

      (f) If the Borrower fails to make the payment required by Section 2.7(e),
                                                                -------------
the Administrative Agent shall notify the Banks by telephone or telecopier (the method of notification shall be at the Administrative Agent's option) of the unreimbursed amount of such payment. Each Bank irrevocably and unconditionally agrees (irrespective of the occurrence of an Event of Default or any other circumstance) that it shall make available to the Administrative Agent (for the account of the applicable Issuing Bank) an amount equal to its respective participation in same day funds, at the Administrative Agent's Office, not later than the close of business (New York time) on the date notified by the Administrative Agent. In the event that any Bank fails to make available to the Administrative Agent the amount of such Bank's participation in such Letter of Credit as provided above, the Issuing Bank (through the Administrative Agent) shall be entitled to recover such amount on demand from such Bank together with interest thereon, for each day from the date of such payment until the date such amount is paid to the Issuing Bank, at the rate per annum equal to the Base Rate plus 1%; provided that if such failure is solely the result of an administrative
----     --------
error (which determination shall be made by the Administrative Agent in its sole discretion) or is solely the result of the Bank receiving notice too late in the day to make payment to the Administrative Agent on that day, then the interest rate for the first day of such delay shall be the overnight federal funds rate. Any amount made available by a Bank to the Administrative Agent as such Bank's participation in such Letter of Credit shall constitute a demand loan to the Borrower bearing interest at a rate per annum equal to (i) from the date of any payment made by the Issuing Bank through the date ten days after such payment, the Base Rate, and (ii) thereafter, the Base Rate plus 2%; provided, that if a
                                                  ----     --------
Bank is prevented from making such demand loans by the provisions of the United States Bankruptcy Code or otherwise, the amount so paid to the Issuing Bank by such Bank shall constitute a funding and purchase by it of a participation in such Letter of Credit disbursement by the Issuing Bank and all obligations of the Borrower with respect thereto, including interest thereon to the extent accruing from the date of such purchase. The Administrative Agent shall promptly pay to the Issuing Bank all funds paid by the Banks to reimburse the Issuing Bank for the payment made by it under the Letter of Credit.

      (g) The issuance of any supplement, modification, amendment, renewal, or extension to or of any Letter of Credit shall be treated for the purposes of
Article 8 the same as the issuance of a new Letter of Credit.

      (h) If, for any reason, a Bank fails to pay its liability on a Letter of Credit in accordance with the provisions of Section 2.7(f), then the Issuing
                                               -------------
Bank shall be
automatically subrogated to the right of such defaulting Bank to any prepayment, in full, of any loan created by virtue of a drawing on such Letter of Credit, or such defaulting Bank's right to any reimbursement by the Borrower with respect to any drawing, or any other right of such defaulting Bank in connection with or resulting from the drawing on such Letter of Credit, prior to distribution of any payments hereunder to the defaulting Bank.


     (i) The obligation of the Borrowers to reimburse the Issuing Bank for the amount of any payment made by the Issuing Bank under any Letter of Credit, and the obligations of the Banks under their respective participations under the Letters of Credit, shall be absolute, unconditional, and irrevocable and shall not be affected by any of the following circumstances:

            (i) any lack of validity or enforceability of the Letter of Credit, this Agreement, or any other agreement or instrument relating thereto;

            (ii) any amendment or waiver of or any consent to departure from the Letter of Credit, this Agreement, or any other agreement or instrument relating thereto;

            (iii) the existence of any claim, setoff, defense, or other rights which any Borrower may have at any time against any Bank, any beneficiary of the Letter of Credit (or any persons or entities for whom any such beneficiary may be acting) or any other Person, whether in connection with the Letter of Credit, this Agreement, or any other agreement or instrument relating thereto, or any unrelated transactions;

            (iv) any demand, statement, or any other document presented under the Letter of Credit proving to be forged, fraudulent, invalid, or insufficient in any respect or any statement therein being untrue or inaccurate in any respect whatsoever so long as any such document appeared to comply with the terms of the Letter of Credit;

            (v) the solvency or financial responsibility of any party issuing any documents in connection with a Letter of Credit;

            (vi) any failure or delay in notice of shipments or arrival of any property;

            (vii) any error in the transmission of any message relating to a Letter of Credit not caused by the Issuing Bank, or any delay or interruption in any such message;

            (viii) any error, neglect or default of any correspondent of any Bank in connection with a Letter of Credit;

            (ix) any consequence arising from acts of God, war, insurrection, disturbances, labor disputes, emergency conditions or other causes beyond the control of the Issuing Bank;

            (x) so long as the Issuing Bank in good faith determines that the draft, contract or document appears to comply with the terms of the Letter of Credit, the form, accuracy, genuineness or legal effect of any contract or document referred to in any document submitted to the Issuing Bank in connection with a Letter of Credit; and

            (xi) where the Issuing Bank has acted in good faith and without gross negligence or willful misconduct and observed general banking usage, any other circumstance whatsoever.

          (j) the Issuing Bank shall be entitled to the protection accorded to the Administrative Agent pursuant to Section 10.6, mutatis mutandis.
                                         ------------  ------- --------

          (k) The Issuing Bank may in its sole discretion replace any Bank with respect to such Bank's entire respective Pro Rata Share of the Commitment, if the senior unsecured long-term debt rating of such Bank or any bank controlling such Bank falls below Standard & Poor's Ratings Group "A-" rating or Moody's Investors Service, Inc. "A3" rating with a bank (which may be one or more of the Banks) reasonably acceptable to the Company. Any such replacement shall be accomplished by an assignment by such replaced Bank of its entire respective Pro Rata Share of the Commitment to the replacement Bank pursuant to the provisions of Section 13.9. The Issuing Bank will
                                       ------------
    promptly notify each Bank of any such substitution.

          (l) As between the Borrower and the Issuing Bank, the Borrower assumes all risks of the acts and omissions of, or misuse of any Letter of Credit by, the respective beneficiaries of the Letters of Credit. In furtherance and not in limitation of the foregoing, the Issuing Bank shall not be responsible: (1) for the validity, genuineness or legal effect of any document submitted by any party in connection with the issuance of or any drawing under the Letters of Credit, even if it should in fact prove to be in any or all respects invalid, fraudulent or forged; (2) for the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign any Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason; (3) for errors in interpretation of technical terms; (4) for the misapplication by the beneficiary of any Letter of Credit of the proceeds of any drawing under such Letter of Credit; provided that none of the events set forth in the foregoing
                  --------
          clauses (1) through (4) shall have been caused by the gross negligence or wilful misconduct of the Issuing Bank; and (5) for any consequences arising from causes beyond the control of the Issuing Bank. None of the above shall affect, impair, or prevent the vesting of any of the Issuing Bank's rights or powers hereunder. In furtherance and extension and not in limitation of the specific provisions hereinabove set forth, any action taken or omitted by an Issuing Bank under or in connection with the Letters of Credit, if taken or omitted in good faith, without gross negligence or willful misconduct, shall not put the Issuing Bank under any resulting liability to the Borrowers or the Banks.

               (m) The Issuing Bank shall have no obligation whatsoever to make any factual or legal determinations as to the correctness of any demand or payment under any Letter of Credit strictly complying with the terms of such Letter of Credit before the Issuing Bank makes any payment under the Letter of Credit. The Borrowers and the Banks hereby waive (A) diligence, presentment, demand, protest or notice of any kind, (B) any requirement that the Issuing Bank exhaust any right or remedy against the Borrowers, the Administrative Agent, any other participant in the credit, or any other Person, and (C) any claim or defense based on any time or other indulgence granted to the Borrower, the Administrative Agent or any other Person and any right of subrogation to any rights or remedies of the Issuing Bank in respect of any of the Letters of Credit or any defense that the Issuing Bank has impaired any such right of subrogation.

               (n) In the event that any payment made by or on behalf of the Borrower pursuant to or in connection with any Letter of Credit is rescinded or must otherwise be restored or returned to the Borrower or other relevant party, as applicable, including as a result of any insolvency, bankruptcy or reorganization or similar proceedings in respect of the Borrower, the obligations of the Banks under this
          Section 2.7(n) in respect of such rescinded, restored or returned
          --------------
          payment shall be reinstated in full and the Banks shall be liable to indemnify the Issuing Bank hereunder as fully as if such payment had never been made. The provision of this Section 2.7(n) shall survive
                                                 --------------
          the payment of the obligations of the Borrowers under the Letters of Credit.

               (o) All amounts to be paid to the Issuing Bank by the Banks under this Agreement shall be paid by the Banks to the Administrative Agent for the account of the Issuing Bank, without any set-off or counterclaim whatsoever and free and clear of any without deduction for or on account of any taxes, duties or other charges whatsoever, and without any liability therefor.

          2.8 Administrative Agent's Right to Assume Funds Available for
              ---------------------------------------------------------
Advances. Unless the Administrative Agent shall have been notified by any Bank
--------
no later than the Banking Day prior to the funding by the Administrative Agent of any Loan that such Bank does not intend to make available to the Administrative Agent such Bank's Pro Rata Share of the total amount of such Loan, the Administrative Agent may assume that such Bank has made such amount available to the Administrative Agent on the date of the Loan and the Administrative Agent may, in reliance upon such assumption, make available to the Borrower a corresponding amount. Unless the Administrative Agent shall have been notified by the appropriate Bank no later than one hour prior to the funding by the Administrative Agent of any Competitive Advance by the Administrative Agent on behalf of that Bank such Bank does not intend to make available to the Administrative Agent such Bank's Competitive Advance the Administrative Agent may assume that such Bank has made such amount available to the Administrative Agent and the Administrative Agent may in reliance upon such assumption, make available to the Borrower a corresponding amount. If the Administrative Agent has made funds available to the Borrower based on such assumptions and such corresponding amount is not in fact made available to the Administrative Agent by such Bank, the Administrative Agent shall be entitled to recover such corresponding amount on demand from such Bank, which demand shall be made in a reasonably prompt manner. If such Bank does not pay such corresponding amount forthwith upon the Administrative Agent's demand therefor, the Administrative Agent promptly shall notify the Borrower and the Borrower shall pay such corresponding amount to the Administrative Agent. The Administrative Agent also shall be entitled to recover from such Bank interest on such corresponding amount in respect of each day from the date such corresponding amount was made available by the Administrative Agent to the Borrower to the date such corresponding amount is recovered by the Administrative Agent, at a rate per annum equal to the actual cost to the Administrative Agent of funding such amount as notified by the Administrative Agent to such Bank. Nothing herein shall be deemed to relieve any Bank from its obligation to fulfill its Pro Rata Share of the Commitment or to prejudice any rights that the Administrative Agent or the Borrower may have against any Bank as a result of any default by such Bank hereunder.

              2.9  Extension of Maturity Date.  In the event that: (a) the
                   --------------------------
Company requests in writing no more than 90 days but no less than 60 days prior to any anniversary of the Closing Date (an "Anniversary Date") prior to the Maturity Date that the Maturity Date be extended for one year; (b) each Bank shall have determined in its sole discretion to consent to such extension; and
(c) the Administrative Agent shall have delivered a written notice of such determination to the Company no less than 15 days prior to such Anniversary Date, then the Maturity Date shall be extended for an additional one-year period. Any Bank that shall not have indicated its determination under this Section 2.9 to the Administrative Agent on or prior to the 15th day prior to such Anniversary Date shall be deemed not to have consented to such extension.

                                   ARTICLE 3
                               PAYMENTS AND FEES
                               -----------------
          3.1  Principal and Interest
               ----------------------

          (a) Interest shall be payable on the outstanding daily unpaid principal amount of each Loan and each Competitive Advance from the date thereof until payment in full is made and shall accrue and be payable at the rates set forth herein before and after default, before and after maturity, before and after judgment, and before and after the commencement of any proceeding under any Debtor Relief Law, with interest on overdue interest to bear interest at the Default Rate to the fullest extent permitted by applicable Laws.

          (b) Interest accrued on each Base Rate Loan shall be payable quarterly in arrears on the last day of each March, June, September and December commencing on the first such date to occur after the Closing Date. Except as
                                                                       ------
    otherwise provided in Section 3.9, the unpaid principal amount of any Base
                          -----------
    Rate Loan shall bear interest at a fluctuating rate per annum equal to the Base Rate. Each change in the interest rate hereunder shall take effect simultaneously with the corresponding change in the Base Rate. Each change in the Base Rate shall be effective as of 12:01 a.m., New York time, on the Banking Day on which the change in the Base Rate is announced, unless otherwise specified in such announcement, in which case the change shall be effective as so specified.

          (c) Interest accrued on each Eurodollar Rate Loan the Eurodollar Period for which is three months or less shall be due and payable on the last day of the applicable Eurodollar Period. Interest accrued on each other Eurodollar Rate Loan shall be due and payable on every three month anniversary of the date which is three months after the date such Eurodollar Rate Loan was made, converted or continued pursuant to Section
     2.6 and on the last day of the Eurodollar Period. Except as otherwise
                                                       ------
     provided in Section 3.9, the unpaid principal amount of any Eurodollar Rate
                 -----------
     Loan shall bear interest at a rate per annum equal to the Eurodollar Rate for that Eurodollar Rate Loan plus the Applicable Percentage. Each change
                                   ----
     in the Applicable Percentage shall be effective as of the date of the public announcement or publication by Standard & Poor's Ratings Group or Moody's Investors Service, Inc. of a change in the Company's senior unsecured long-term debt ratings. Each Bank claiming a right to payment of a Eurodollar Reserve Percentage in connection with any Eurodollar Rate Loan shall deliver to the Company and the Administrative Agent a statement setting forth in reasonable detail the amount of the Eurodollar Reserve Percentage and the calculation of the increased amount payable by the Company in respect of that Bank's Pro Rata Share of such Eurodollar Rate Loan. The Company shall pay to the Administrative Agent, for the account of such Bank, the amount of the Eurodollar Reserve Percentage set forth in such Bank's statement together with each payment of interest on the applicable Eurodollar Rate Loan.

          (d) Interest accrued on each Competitive Advance shall be due and payable on the maturity date of the Competitive Advance. Except as
                                                              ------
     otherwise provided in Section 3.9, the unpaid principal amount of each
                           -----------
     Competitive Advance shall bear interest at the rate specified in the relevant Competitive Bid.

          (e) If not sooner paid, the principal Indebtedness evidenced by the Notes shall be payable as follows:

              (i) the principal amount of each Loan shall be payable on the Maturity Date; and

              (ii) the principal amount of each Competitive Advance shall be payable on the maturity date of that Competitive Advance.

          (f) The Committed Advance Notes may, at any time and from time to time, voluntarily be paid or prepaid in whole or in part without premium or penalty, except that with respect to any voluntary prepayment under this
              ------
     subsection, (i) any partial prepayment shall be in minimum amount of $2,000,000 and multiples of $1,000,000 in excess thereof, (ii) the Administrative Agent shall have received written notice of any prepayment by 11:00 a.m. (New York time) on the date of prepayment (which shall be a Banking Day), in the case of a Base Rate Loan, and by 1:00 p.m. (New York time) three (3) Banking Days before the date of prepayment, in the case of a Eurodollar Rate Loan, which notice shall identify the date and amount of the prepayment and the Loan(s) being prepaid, (iii) each prepayment of principal shall be accompanied by payment of interest accrued through the date of payment on the amount of principal paid and (iv) in any event, any payment or prepayment of all or any part of any Eurodollar Rate Loan on a day other than the last day of the applicable Interest Period shall be subject to Section 3.8(c).
                --------------

          (g) The Competitive Advance Notes may not be voluntarily prepaid in whole or in part without the consent of the holder thereof. In the event of any prepayment of the Competitive Advance Notes in violation of this Section, the Company shall pay to the affected Bank such amounts as are necessary, in the reasonable estimation of that Bank, to compensate that Bank for the effect of such prepayment.

          3.2  Commitment Fee.  On the last day of each Fiscal Quarter and on
               --------------
the Maturity Date and, if earlier, the date of termination of the Commitment in its entirety, the Company shall pay to the Administrative Agent, for the account of each Bank according to its Pro Rata Share of the Commitment, commitment fees equal to the Applicable Percentage times the average daily Unused Portion of the
                                   -----
Commitment during the Fiscal Quarter then ending. Each change in the Applicable Percentage shall be effective on the date of the public announcement or publication by Standard & Poor's Ratings Group or Moody's Investors Service, Inc. of a change in the Company's senior unsecured long-term debt ratings.

          3.3  Arranger Fee and Agency Fees.  On the date of this Agreement, the
               ----------------------------
Company shall pay to the Arranger a fee in the amounts agreed upon by a letter agreement dated the date hereof between the Company and the Arranger. Such fees are for the sole account of the Arranger and are fully earned upon receipt and non-refundable. On the date of this Agreement and on each anniversary thereof, the Company shall pay to the Administrative Agent, agency fees in the amounts agreed upon by letter agreements dated the date hereof between the Company and the Administrative Agent. The agency fees are for the sole account of the Administrative Agent and are fully earned upon receipt and non-refundable.

          3.4  LC Issuance Fee.  The Company shall pay, on the last day of each
               ---------------
Fiscal Quarter, a LC Issuance Fee to the Administrative Agent for the account of the Issuing Bank, in the amounts agreed upon by letter agreements dated the date hereof between the Company and the Issuing Bank. The LC Issuance Fees are for the sole account of the applicable Issuing Bank and are fully earned upon receipt and non-refundable.

          3.5  LC Reimbursement Fee.  The Company shall pay, on the last day of
               --------------------
each Fiscal Quarter, a LC Reimbursement Fee to the Administrative Agent, for the pro rata benefit of the Banks in accordance with their respective Pro Rata Shares of the Commitment, in an amount equal to the average daily face amount of Letters of Credit outstanding during such Fiscal Quarter times the Applicable Percentage. Each change in the Applicable Percentage shall be effective on the date of the public announcement or publication by Standard & Poor's Ratings Group or Moody's Investors Service, Inc. of a change in the Company's senior unsecured long-term debt ratings.

          3.6  LC Drawing Fee.  The Company shall pay a drawing fee to the
               --------------
Issuing Bank in the amount of $250 for each drawing under any of its Letters of Credit, payable on the date of such drawing.

          3.7  Capital Adequacy.  If any Bank (including an Issuing Bank)
               ----------------
determines in good faith that compliance with any Law or regulation or with any guideline or request (excluding any published as of the date hereof or currently scheduled to take effect) from any central bank or other Governmental Agency (whether or not having the force of Law), in each case adopted or effective after the date hereof has or would have the effect of reducing the rate of return on the capital of such Bank or any corporation controlling such Bank as a consequence of, or with reference to, such Bank's Pro Rata Share of any portion of the Commitment or its making or maintaining of Advances, or its issuance of any Letter of Credit, below the rate which such Bank or such other corporation could have achieved but for such compliance (taking into account the policies of such Bank or corporation with regard to capital), then the Company shall from time to time, upon demand by such Bank (with a copy of such demand to the Administrative Agent), immediately pay to such Bank additional amounts sufficient to compensate such Bank or other corporation for such reduction. A certificate as to such amounts, setting forth in reasonable detail the basis for such calculations, submitted to the Company and the Administrative Agent by such Bank, shall be conclusive and binding for all purposes, absent manifest error. Each Bank agrees promptly to notify the Company and the Administrative Agent of any circumstances that would cause the Company to pay additional amounts pursuant to this Section 3.7. If any Bank shall have been compensated pursuant
                 -----------
to this Section 3.7, the Company shall have the right, upon 30 days prior notice
        -----------
to the Administrative Agent, with the assistance (but not the obligation) of the Administrative Agent, to seek a substitute bank or banks (which may be one or more of the Banks) satisfactory to the Company, the Administrative Agent and the Issuing Bank to assume the Commitment of such Bank and to purchase the Notes of such Bank and all amounts owing to such Bank in respect of Advances and Letters of Credit under this Agreement pursuant to Section 13.9.
                                           ------------
          3.8  Increased Costs.
               ---------------
          (a) If, after the date hereof, by reason of (i) the adoption of any Law by any Governmental Agency, central branch or comparable authority with respect to activities in the Eurodollar Market, or (ii) any change in the interpretation or administration of any existing Law by any Governmental Agency, central bank or comparable authority charged with the interpretation or administration thereof, or (iii) compliance by any Bank or its Eurodollar Lending Office or the Issuing Bank with any request or directive (whether or not having the force of Law) of any such Governmental Agency, central bank or comparable authority, or (iv) the existence or occurrence of circumstances affecting the Eurodollar Market generally that are beyond the reasonable control of the
     Banks:

               (1)(A) any reserve (including, without limitation, any reserve
                                   ---------
          imposed by the Board of Governors of the Federal Reserve System), special deposit or similar requirements shall be imposed, modified or deemed applicable against assets of, deposits with or for the account of, or credit extended by, any Bank or its Eurodollar Lending Office or the Issuing Bank; or

               (B) any Bank or its Eurodollar Lending Office or the Eurodollar Market or the Issuing Bank shall have imposed on it any other condition affecting any Advance, any of its Notes, its obligation to make Advances or this Agreement, or its obligation to make or maintain Letters of Credit hereunder, or any of the same shall otherwise be adversely affected;

     and the result of any of the foregoing, as determined by such Bank, increases the cost to such Bank or its Eurodollar Lending Office of making or maintaining any Advance or in respect of any Advance, any of its Notes or its obligation to make Advances or the issuance of maintenance of any Letter of Credit or reduces the amount of any sum received or receivable by such Bank or its Eurodollar Lending Office with respect to any Advance, any of its Notes or its obligation to make Advances (assuming such Bank's Eurodollar Lending Office had funded 100% of its Eurodollar Rate Advance in the Eurodollar Market) or in respect of Letters of Credit or its participation therein, then, upon demand by such Bank or the Issuing Bank (with a copy to the Administrative Agent), the Company shall pay to such Bank or the Issuing Bank, as the case may be, such additional amount or amounts as will compensate such Bank or the Issuing Bank, as the case may be, for such increased cost or reduction. A statement of any Bank or the Issuing Bank claiming compensation under this subsection and setting forth the additional amount or amounts to be paid to it hereunder shall be conclusive in the absence of manifest error. Each Bank and the Issuing Bank agree to endeavor promptly to notify the Company of any event of which it has actual knowledge (and, in any event, within 90 days from the date on which it obtained such knowledge), occurring after the Closing Date, which will entitle such Bank or the Issuing Bank to compensation pursuant to this Section, and agrees to designate a different Eurodollar Lending Office if such designation will avoid the need for or reduce the amount of such compensation and will not, in the judgment of such Bank or the Issuing Bank, otherwise be disadvantageous to such Bank or the Issuing Bank. If any Bank claims compensation under this Section, the Company may at any time, upon at least four (4) Banking Days' prior notice to the Administrative Agent and Banks and upon payment in full of the amounts provided for in this Section through the date of such payment plus any fee required by Section 3.8(c),
                                      ----                     --------------
     pay in full all Advances or request that all Eurodollar Rate Advances be converted to Base Rate Advances or all Base Rate Advances be converted to Eurodollar Rate Advances. If any Bank shall have been compensated pursuant to this Section 3.8(a), the Company shall have the right, upon 30 days
             --------------
     prior notice to the Administrative Agent, with the assistance (but not the obligation) of the Administrative Agent, to seek a substitute bank or banks (which may be one or more of the Banks) satisfactory to the Company, the Administrative Agent and the Issuing Bank to assume the Commitment of such Bank and to purchase the Notes of such Bank and all amounts owing to such Bank in respect of Advances and Letters of Credit under this Agreement pursuant to Section 13.9.
                 ------------

          (2) If any Bank shall have reasonably determined that it shall be unlawful for such Bank or its Eurodollar Lending Office to make, maintain or fund its portion of any Eurodollar Rate Loan, or the authority of such Bank to purchase or sell, or to take deposits of, dollars in the Eurodollar Market, or to determine or charge interest rates based upon the Eurodollar Rate has become unlawful, then such Bank shall so notify the Administrative Agent and the other Banks, and such Bank's obligation to make Eurodollar Rate Advances shall be suspended for the duration of such illegality and the Administrative Agent forthwith shall give notice thereof to the Company and such Bank shall make a Base Rate Advance as part of any successive Eurodollar Rate Loan. Upon receipt of such notice, the outstanding principal amount of all Eurodollar Rate Advances made by such Bank, together with accrued interest thereon, automatically shall be converted to Base Rate Advances with Interest Periods corresponding to the Eurodollar Loans of which such Eurodollar Rate Advances were a part on either (A) the last day of the Eurodollar Period(s) applicable to such Eurodollar Rate Advances if the affected Bank may lawfully continue to maintain and fund such Eurodollar Rate Advances to such day(s) or (B) immediately if the affected Bank may not lawfully continue to fund and maintain such Eurodollar Rate Advances to such day(s), provided that in such event the
                                              --------
     conversion shall not be subject to payment of a fee under Section 3.8(c).
                                                               --------------

          (b) If, with respect to any proposed Eurodollar Rate Loan:

              (i) the Reference Banks reasonably determine that, by reason of circumstances affecting the Eurodollar Market generally that are beyond the reasonable control of the Banks, deposits in dollars (in the applicable amounts) are not being offered to each of the Banks in the Eurodollar Market for the applicable Eurodollar Period; or

              (ii) the Reference Banks advise the Administrative Agent that the Eurodollar Rate as determined by the Administrative Agent (1) does not represent the effective pricing to such Banks for deposits in dollars in the Eurodollar Market in the relevant amount for the applicable Eurodollar Period, or (2) will not adequately and fairly reflect the cost to such Banks of making the applicable Eurodollar Rate Advances;

     then the Administrative Agent forthwith shall give notice thereof to the Company and the Banks, whereupon until the Administrative Agent notifies the Company that the circumstances giving rise to such suspension no longer exist, the obligation of the Banks to make any future Eurodollar Rate Advances shall be suspended. If at the time of such notice there is then pending a Request for Loan that specifies a Eurodollar Rate Loan, such Request for Loan shall be deemed to specify a Base Rate Loan.

          (c) The Company shall compensate each Bank for any loss sustained by that Bank in connection with the liquidation or re-employment of funds, excluding any loss of margin, and, without duplication, all actual out-of-pocket expenses (excluding allocations of any expense internal to such
     Bank) reasonably attributable thereto that such Bank may sustain: (i) if for any reason (other than a default by that Bank) a borrowing of any Eurodollar Rate Loan does not occur on a date or in the amount specified therefor in a Request for Loan or a telephonic request for loan or a Conversion to or continuation of any Eurodollar Rate Loan does not occur on a date specified therefor in a Notice of Conversion/Continuation or a telephone request for Conversion or continuation; (ii) if any prepayment or other principal payment or any conversion (other than as a result of a conversion required under Section 3.8(a)(2)) of any of its Eurodollar Rate
                               -----------------
     Loans occurs on a date prior to the last day of an Interest Period applicable to that Loan, or (iii) if any prepayment of any of its Eurodollar Rate Loans is not made on any date specified in a notice of prepayment given by the Company. Each Bank's determination of any amount payable under this Section 3.8(c) shall be conclusive in the absence of
                        --------------
     manifest error. Each Bank shall submit an invoice to the Administrative Agent of the amount payable by the Company under this Section 3.8(c)
                                                           --------------
     setting forth in reasonable detail the basis for such amount and the Administrative Agent shall notify the Company of such amount. The Company shall pay such amount to the Administrative Agent for the account of the relevant Bank, and the Administrative Agent shall promptly pay each relevant Bank the portion of the amount owed to it.

          (d) Anything in this Agreement to the contrary notwithstanding, to the extent any notice under Section 3.7, 3.8 or 3.12 is given by any Bank more than 180 days after such Bank has knowledge (or should have had knowledge) of the occurrence of the event giving rise to the additional cost, reduction in amounts, loss, tax or other additional amounts described in such Section 3.7, 3.8 or 3.12, as the case may be, such Bank shall not be entitled to compensation under such Section for any such amounts incurred or accruing prior to the giving of such notice.

          3.9  Late Payments. If any installment of principal or interest or any
               -------------
fee or cost or other amount payable (other than those amounts covered under
Section 13.3) under any Loan Document to the Administrative Agent, Issuing Bank or any Bank is not paid when due, it shall thereafter bear interest at a fluctuating interest rate per annum at all times equal to the sum of the Base Rate plus 2% per annum, to the fullest extent permitted by applicable Laws.
     ----
Accrued and unpaid interest on past due amounts (including, without limitation,
                                                 ---------
interest on past due interest) shall be compounded daily and shall be payable on demand, to the fullest extent permitted by applicable Laws.

          3.10 Computation of Interest and Fees. Computation of interest on Base
               --------------------------------
Rate Loans shall be calculated on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed. Computation of all fees and interest on Eurodollar Rate Loans and Competitive Advances shall be calculated on the basis of a year of 360 days and the actual number of days elapsed. Any Advance that is repaid on the same day on which it is made shall bear interest for one day.

          3.11 Non-Banking Days. If any payment to be made by a Borrower or any
               ----------------
other party under any Loan Document shall come due on a day other than a Banking Day, payment shall instead be considered due on the next succeeding Banking Day and the extension of time shall be reflected in computing the amount of such payment.

          3.12 Manner and Treatment of Payments.
               --------------------------------

          (a) Each payment hereunder or on the Notes or under any other Loan Document shall be made to the Administrative Agent, at the Administrative Agent's Office, for the account of each of the appropriate Banks or the Issuing Bank, as the case may be, in immediately available funds not later than 2:00 p.m., New York time, on the day of payment (which must be a Banking Day). All payments received after 2:00 p.m., New York time, on any particular Banking Day, shall be deemed received on the next succeeding Banking Day. The amount of all payments received by the Administrative Agent for the account of each Bank or Issuing Bank shall be promptly paid by the Administrative Agent to the applicable Bank or the Issuing Bank, as the case may be, in immediately available funds. All payments shall be made in lawful money of the United States of America.

          (b) Prior to the occurrence of any Event of Default, each payment or prepayment received by the Administrative Agent on account of any Loan or Competitive Advance shall be applied:

              (i) To the Notes, pro rata in accordance with the aggregate principal Indebtedness owed to each Bank under the Notes,

              (ii) Notwithstanding clause (i) above, any payment by a Borrower which is designated as a prepayment of a Competitive Advance Note shall be applied to such Competitive Advance Note, provided that (A)
                                                             --------
          the consent of the affected Bank to such prepayment has been obtained and (B) the payment of all amounts due with respect to the Loan Documents on the date of such prepayment shall have been provided for to the satisfaction of the Administrative Agent,

              (iii) Any mandatory prepayment of Loans shall be applied first to Base Rate Loans to the full extent thereof before application to Eurodollar Rate Loans as determined by Administrative Agent, in each case in a manner which minimizes the amount of any payments required to be made by Company pursuant to Section 3.8(c).

          (c) Each Bank shall use its best efforts to keep a record of Advances made by it and payments received by it with respect to its Notes and, subject to Section 10.6(g), such record shall be presumptive evidence of
                ---------------
     the amounts owing. Notwithstanding the foregoing sentence, no Bank shall be liable to any party for any failure to keep such a record.

          (d) (i) Each payment of any amount payable by any Borrower to or for the account of any Bank under this Agreement or any other Loan Document and by the Company acting in its capacity as guarantor under
          Article 11 shall be made free and clear of, and without reduction by reason of, any Taxes or Other Taxes. To the extent that a Borrower or the Company acting in its capacity as guarantor under Article 11 is obligated by applicable Laws to make any deduction or withholding on account of Taxes or Other Taxes, from any amount payable to any Bank under this Agreement, such Borrower shall (i) make such deduction or withholding and pay the same to the relevant Governmental Agency and
          (ii) pay such additional amount as is necessary to result in Bank's receiving, after all required deductions (including deductions applicable to additional sums payable under this Section 3.12(d)) an amount equal to the amount to which that Bank would have been entitled under this Agreement or other Loan Document absent such deduction.

              (ii) If and when receipt of a payment under this Section 3.12(d) results in an excess payment or credit to that Bank on account of the relevant Taxes or Other Taxes, that Bank shall refund such excess to such Borrower.

              (iii) Each Bank organized under the laws of a jurisdiction outside the United States, on or prior to the Closing Date in the case of each Bank listed on the signature pages hereof and on or prior to the date on which it becomes a Bank in the case of each other Bank, but in no event less than ten (10) Banking Days prior to the next succeeding Interest Payment Date, and from time to time thereafter if requested in writing by any Borrower, shall provide any Borrower and the Administrative Agent with Internal Revenue Service Form 1001 or 4224, as appropriate, or any successor form prescribed by the Internal Revenue Service, certifying that such Bank is entitled to benefits under an income tax treaty to which the United States is a party which exempts the Bank from withholding tax or reduces the rate of withholding tax in payments of interest for the account of such Bank or certifying that the income receivable pursuant to this Agreement and the other Loan Documents is effectively connected with the conduct of a trade or business in the United States; provided, however that
                                                       --------
          should a Bank, which is otherwise exempt from or subject to a reduced rate of withholding tax, become subject to Taxes because of its failure to deliver a form required hereunder, each Borrower shall take such steps as such Bank shall reasonably request to assist such Bank to recover such Taxes.

              (iv) For any period with respect to which a Bank has failed to provide the Borrower or the Administrative Agent with the appropriate form pursuant to Section 3.12(d)(iii) (unless such failure is due to a change in treaty, law or regulation occurring subsequent to the date on which such form originally was required to be provided), such Bank shall not be entitled to indemnification under Section 3.12(d)(i) with respect to Taxes imposed by the United States.

              (v) If a Borrower or the Company acting in its capacity as guarantor under Article 11 is required to pay additional amounts to or for the account of any Bank pursuant to this Section 3.12, then such Bank will change the jurisdiction of its applicable lending office if, in the judgment of such Bank, such change (i) will eliminate or reduce any such additional payment that may thereafter accrue and (ii) is not otherwise disadvantageous to such Bank.

          3.13  Funding Sources. Nothing in this Agreement shall be deemed to
                ---------------
obligate any Bank to obtain the funds for any Loan or Advance in any particular place or manner or to constitute a representation by any Bank that it has obtained or will obtain the funds for any Loan or Advance in any particular place or manner. Each of the Borrowers agree that, for purposes of any determination to be made under Section 3.8 or the definition of Eurodollar Reserve Percentage, each Bank shall be deemed to have funded its Eurodollar Rate Advances with dollar deposits in the London interbank market.

          3.14  Failure to Charge Not Subsequent Waiver. Any decision by any
                ---------------------------------------
Bank not to require payment of any interest (including interest arising under
                                             ---------
Section 3.9), fee, cost or other amount payable under any Loan Document, or to
-----------
calculate any amount payable by a particular method, on any occasion shall in no way limit or be deemed a waiver of such Bank's right to require full payment of any interest (including interest arising under Section 3.9), fee, cost or other
              ---------                        -----------
amount payable under any Loan Document, or to calculate an amount payable by another method, on any other or subsequent occasion.

          3.15  Administrative Agent's Right to Assume Payments Will be Made by
                ---------------------------------------------------------------
Borrower.  Unless the Administrative Agent shall have been notified by a
--------
Borrower prior to the date on which any payment to be made by that Borrower hereunder is due that such Borrower does not intend to remit such payment, the Administrative Agent may, in its discretion, assume that such Borrower has remitted such payment when so due and the Administrative Agent may, in its discretion and in reliance upon such assumption, make available to each Bank on such payment date an amount equal to such Bank's share of such assumed payment. If a Borrower has not in fact remitted such payment to the Administrative Agent, each Bank shall forthwith on demand repay to the Administrative Agent the amount of such assumed payment made available to such Bank, together with interest thereon in respect of each day from and including the date such amount was made available by the Administrative Agent to such Bank to the date such amount is repaid to the Administrative Agent at a rate per annum equal to the actual cost to the Administrative Agent of funding such amount as notified by the Administrative Agent to such Bank.

          3.16  Fee Determination Detail.  The Administrative Agent, the Issuing
                ------------------------
Bank and any Bank, shall provide reasonable detail to the Company regarding the manner in which the amount of any payment to the Banks, or that Bank, under
Article 3 has been determined.
---------

          3.17  Survivability.  All of the Company's obligations under Sections
                -------------                                          --------
3.7 and 3.8 shall survive for thirty (30) days following the termination of this
---     ---
Agreement; provided, however, that such obligations shall not, from and after
           --------  -------
the termination of this Agreement, be deemed Obligations for any purpose under the Loan Documents.

                                   ARTICLE 4
                        REPRESENTATIONS AND WARRANTIES
                        ------------------------------

          The Company represents and warrants to the Banks and each other Borrower represents and warrants to the Banks (with respect to itself only) that:

          4.1  Existence and Qualification; Power; Compliance With Laws.  Each
               --------------------------------------------------------
of such Borrower and its Subsidiaries is a corporation duly formed, validly existing and in good standing under the Laws of the jurisdiction of its incorporation. Each of such Borrower and its Subsidiaries is duly qualified to transact business, and is in good standing, in any jurisdiction in which the conduct of its business or the ownership or leasing of its Properties makes such qualification or registration necessary, except where the failure so to qualify
                                         ------
or register and to be in good standing would not constitute a Material Adverse Effect. Each of such Borrower and its Subsidiaries has all requisite corporate power and authority to conduct its business and to own and lease its Properties. Each Borrower has all requisite corporate power and authority to execute and deliver each Loan Document to which it is a party and to perform its Obligations. All outstanding shares of capital stock of each Borrower are duly authorized, validly issued, fully paid, nonassessable and issued in compliance with all applicable state and federal securities and other Laws. Each of such Borrower and its Subsidiaries has obtained all authorizations, consents, approvals, orders, licenses and permits from, and has accomplished all filings, registrations and qualifications with, or obtained exemptions from any of the foregoing from, any Governmental Agency that are necessary for the transaction of its business, except where the failure so to comply, file, register, qualify
                 ------
or obtain exemptions does not constitute a Material Adverse Effect.

          4.2  Authority; Compliance With Other Agreements and Instruments and
               ---------------------------------------------------------------
Government Regulations. The execution, delivery and performance of the Loan
----------------------
Documents by such Borrower have been duly authorized by all necessary corporate action, and do not:

          (a) Require any consent or approval not heretofore obtained of any partner, director, stockholder, security holder or creditor of such Borrower;

          (b) Result in or require the creation or imposition of any Lien upon or with respect to any Property now owned or leased or hereafter acquired by such Borrower;

          (c) Violate, to the best knowledge of such Borrower, any Requirement of Law applicable to such Borrower;

          (d) Result (or, with the giving of notice or passage of time or both, would result) in a breach of or default under, or cause or permit the acceleration of any obligation owed under any Contractual Obligation to which such Borrower is a party or by which such Borrower or any of its Property is bound or affected;

except where failure to receive such consent or approval or creation of such Lien or violation of, or default under, any such Requirement of Law or Contractual Obligation would not constitute a Material Adverse Effect.

          4.3  No Governmental Approvals Required.  Subject to the
               ----------------------------------
representations of the Banks contained in Section 13.9, no authorization,
                                          ------------
consent, approval, order, license or permit from, or filing, registration or qualification with, any Governmental Agency is required to authorize or permit under applicable Laws the execution, delivery and performance of the Loan Documents by such Borrower.

          4.4  Subsidiaries.  Schedule 4.4 hereto correctly sets forth as of the
               ------------   ------------
Closing Date (i) the names, the form of legal entity, number of shares of capital stock issued and outstanding, jurisdictions of organization and chief executive offices of all Subsidiaries of such Borrower and (ii) the names, the form of legal entity, equity percentage ownership, and jurisdictions of organization of each partnership and joint venture that is excluded from the definition of the term "Subsidiary" but as to which the Company or a Subsidiary owns 50% or more of the ownership interests.

          4.5  Financial Statements.  The Company has furnished to the Banks the
               --------------------
audited consolidated financial statements of the Company and its Consolidated Subsidiaries as at December 31, 1997 and for the twelve months then ended and unaudited consolidated financial statements of the Company and its Subsidiaries as at March 31, 1998 and for the three months then ended. Such financial statements fairly present the financial condition and the results of operations of the Company and its Subsidiaries as at such dates and for such periods in accordance with Generally Accepted Accounting Principles.

          4.6  No Other Liabilities; No Material Adverse Effect.  As of the
               ------------------------------------------------
Closing Date, the Company and its Consolidated Subsidiaries do not have any material liability or material contingent liability not reflected or disclosed in the balance sheet or notes thereto described in Section 4.5, other than
                                                   -----------
liabilities and contingent liabilities arising in the ordinary course of business subsequent to December 31, 1997. There has been no event or circumstance that constitutes a Material Adverse

Effect with respect to the Company and its Subsidiaries since December 31, 1997.

          4.7  Governmental Regulation.  No Borrower is subject to regulation
               -----------------------
under the Public Utility Holding Company Act of 1935, the Federal Power Act, the Interstate Commerce Act, the Investment Company Act of 1940 or to any other Law limiting or regulating its ability to incur Indebtedness for money borrowed.

          4.8  Litigation.  Except for (a) any matter fully covered (subject
               ----------   ------
to applicable deductibles and retentions) by insurance for which the insurance carrier has assumed full responsibility, (b) matters described in public documents filed with Governmental Agencies and delivered to the Banks prior to the Closing Date, and (c) matters disclosed on Schedule 4.8 hereto, there are no
                                               ------------
actions, suits, proceedings or investigations pending as to which the Company or any of its Subsidiaries have been served or have received notice or, to the best knowledge of the Company, threatened against or affecting the Company or any of its Subsidiaries or any Property of any of them before any Governmental Agency which could reasonably be expected to constitute a Material Adverse Effect.

          4.9  Binding Obligations.  Each of the Loan Documents will, when
               -------------------
executed and delivered by such Borrower, constitute the legal, valid and binding obligation of such Borrower, enforceable against such Borrower in accordance with its terms, except as enforcement may be limited by Debtor Relief Laws or
                ------
equitable principles relating to the granting of specific performance and other equitable remedies as a matter of judicial discretion.

          4.10 No Default.  No event has occurred and is continuing that is a
               ----------
Default or Event of Default.

           4.11 Employee Benefit Plans.
                ----------------------

           (a) The Company and each of its ERISA Affiliates are in compliance with all applicable provisions and requirements of ERISA and the regulations and published interpretations thereunder with respect to each Employee Benefit Plan, and have performed all their obligations under each Employee Benefit Plan, except where the failure to be in such compliance or to perform such obligation would not constitute a Material Adverse Effect.

           (b) No ERISA Event that would constitute a Material Adverse Effect has occurred or is reasonably expected to occur.

           (c) Except to the extent required under Section 4980B of the Code, no Employee Benefit Plan maintained by the Company or any of its Current ERISA Affiliates provides health or welfare benefits (through the purchase of insurance or otherwise) for any retired or former employees of the Company or any of its Current ERISA Affiliates.

     (d) As of the most recent valuation date for any Pension Plan with respect to which the Company or a Subsidiary has any financial liability (including potential joint and several liability) in the event any such Pension Plan were to terminate, the amount of unfunded benefit liabilities (as defined in Section 4001(a)(18) of ERISA), individually or in the aggregate for all Pension Plans (excluding for purposes of such computation any Pension Plans with respect to which assets exceed benefit liabilities), does not exceed $30,000,000.

     4.12 Regulation U. No part of the proceeds of any Advance hereunder will be
          ------------
used to purchase or carry, or to extend credit to others for the purpose of purchasing or carrying, any "margin stock" (as such term is defined in Regulation U) in violation of Regulation U. Neither the Company nor any of its Subsidiaries is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying any such "margin stock."

     4.13 Disclosure.  All written information heretofore supplied by the
          ----------
Company to the Administrative Agent for the purposes of this Agreement is true and accurate in all material respects on the date as of which such information is stated. The Company has disclosed to the Administrative Agent all facts which materially and adversely may, in the good faith opinion of the Company, affect (to the extent the Company can reasonably foresee) the financial condition of the Company and its Subsidiaries, taken as a whole, or the ability of the Company to perform its obligations under this Agreement.

     4.14 Tax Liability.  Each of the Company and its Subsidiaries has filed or
          -------------
caused to be filed all tax returns which are required to have been filed by it, and has paid or caused to be paid, or made provision for the payment of, all taxes with respect to the periods, Property or transactions covered by said returns, or pursuant to any assessment received by the Company or any of its Subsidiaries, except (a) taxes for which the Company has been fully indemnified,
              ------
(b) such taxes, if any, as are being contested in good faith by appropriate proceedings and as to which adequate reserves have been established and maintained and (c) where the failure to so file or pay would be immaterial to the financial condition, business or prospects of the Company.

     4.15 Environmental Matters.  As of the Closing Date, except as set forth in
          ---------------------
the Company's annual report on Form 10-K for the year ended December 31, 1997 to the Securities and Exchange Commission, or as disclosed in Schedule 4.15 annexed
                                                           -------------
hereto, (a) the Company and each Subsidiary have complied with all Environmental Laws, except to the extent that the failure to so comply would not be reasonably likely to result in a Material Adverse Effect, (b) the Company's and its Subsidiaries' facilities do not manage any hazardous wastes, hazardous substances, hazardous materials, toxic substances or toxic pollutants in any manner that would result in a violation of any Environmental Law, except for violations that would not be reasonably likely to result in a Material Adverse Effect and (c) the Company is aware of no events, conditions or circumstances involving environmental pollution or contamination or public or employee health or safety, in each case applicable to it or its Subsidiaries, that has resulted or would be reasonably likely to result in a Material Adverse Effect.

                                   ARTICLE 5
                             AFFIRMATIVE COVENANTS
                             ---------------------
              (OTHER THAN INFORMATION AND REPORTING REQUIREMENTS)
              ---------------------------------------------------

      So long as any Advance remains unpaid, or any other Obligation remains unpaid or unperformed, or any portion of the Commitment remains in force, each Borrower shall, and shall cause each of its Subsidiaries to, unless the Administrative Agent (acting on the direction of the Majority Banks) otherwise consents in writing:

     5.1  Payment of Taxes and Other Potential Liens. Pay and discharge promptly
          ------------------------------------------
all taxes, assessments and governmental charges or levies imposed upon any of them, upon their respective Property or any part thereof, or upon their respective income or profits or any part thereof, except that the Company and
                                                  ------
its Subsidiaries shall not be required to pay or cause to be paid any tax, assessment, charge or levy that is not yet past due, or is being contested in good faith by appropriate proceedings, so long as the relevant entity has established and maintains adequate reserves for the payment of the same and by reason of such nonpayment and contest no material item or portion of Property of the Company and its Subsidiaries, taken as a whole, is in jeopardy of being seized, levied upon or forfeited.

     5.2  Preservation of Existence.  Preserve and maintain their respective
          -------------------------
existences in the jurisdiction of their formation and all authorizations, rights, franchises, privileges, consents, approvals, orders, licenses, permits, or registrations from any Governmental Agency that are necessary for the transaction of their respective business, and qualify and remain qualified to transact business in each jurisdiction in which such qualification is necessary in view of their respective business or the ownership or leasing of their respective Properties except where the failure to maintain such preservation or maintenance of existence, authorizations, rights, franchises, privileges, consents, approvals, orders, licenses, permits or registration or to do so qualify would not constitute a Material Adverse Effect and; provided that a
                                                            --------
merger permitted under Section 6.2 shall not constitute a violation of this
                       -----------
covenant. Nothing herein contained shall prevent the termination of the business or corporate existence of any Subsidiary (other than a Borrower) that, in the judgment of the Company, is no longer necessary or desirable, as long as immediately after giving effect to any such transaction, no Default shall have occurred and be continuing.

     5.3  Maintenance of Properties.  Maintain, preserve and protect all of
          -------------------------
their respective depreciable Properties in good order and condition, subject to wear and tear in the ordinary course of business, and not permit any waste of their respective Properties, except that any failure to so maintain, preserve or
                             ------
protect such Properties that does not constitute a Material Adverse Effect shall not constitute a violation of this covenant.

     5.4  Maintenance of Insurance.  Maintain liability, casualty and other
          ------------------------
insurance (subject to customary deductibles and retentions), with responsible insurance companies in such amounts and against such risks as is carried by responsible companies engaged in similar businesses and owning similar assets in the general areas in which the Company and its Subsidiaries operate; provided that, notwithstanding the foregoing, the Company may self-insure for earthquake risk.

     5.5  Compliance With Laws.  Comply with all Requirements of Law
          --------------------
noncompliance with which constitutes a Material Adverse Effect, except that the
                                                                ------
Company and its Subsidiaries need not comply with a Requirement of Law then being contested by any of them in good faith by appropriate proceedings.

     5.6  Visitation.  Upon reasonable notice permit the Administrative Agent or
          ----------
representatives of any Bank at the Administrative Agent's or such Bank's expense to visit any of its major properties and to discuss its affairs and finances with its officers and independent public accountants, all at such reasonable times and as often as may reasonably be requested.

     5.7  Keeping of Records and Books of Account. Keep adequate records and
          ---------------------------------------
books of account reflecting all financial transactions in conformity with Generally Accepted Accounting Principles, and in material conformity with all applicable requirements of any Governmental Agency having regulatory jurisdiction over the Company or any of its Subsidiaries.

     5.8  Use of Proceeds.  Use the proceeds of Advances only for general
          ---------------
corporate purposes of the Borrowers; provided that proceeds of Advances shall not be used for any Hostile Acquisition. Use the Letters of Credit only for trade, commercial and standby letters of credit in the ordinary course of business.

                                   ARTICLE 6
                              NEGATIVE COVENANTS
                              ------------------
     So long as any Advance remains unpaid, or any other Obligation remains unpaid or unperformed, or any portion of the

Commitment remains in force, the Company shall not, and shall not permit any of its Subsidiaries to, unless the Administrative Agent (acting on the direction of the Majority Banks) otherwise consents in writing:

     6.1  Change in Nature of Business.  Make any material change in the nature
          ----------------------------
of the business of the Company and its Subsidiaries, taken as a whole, as at present conducted.

     6.2  Mergers.  Merge, consolidate or amalgamate with or into any Person, or
          -------
convey substantially all of its Properties and assets to another Person, unless
                                                                         ------
each of the following conditions are met:

          (a) no Default or Event of Default exists or would exist immediately following the consummation of such merger, consolidation, amalgamation or conveyance;

          (b) in a merger, consolidation or amalgamation of the Company with another Person or Persons, the Company is the surviving entity;

          (c) in the case of a conveyance of Properties and assets, the Properties and assets conveyed do not consist of substantially all of the Properties and assets of the Company and its Subsidiaries taken as a whole; and

          (d) the Company and any Borrowers surviving the merger, consolidation or amalgamation continue in compliance with all the terms and conditions set forth in this Agreement.

     6.3  Acquisitions of Securities of the Company. Make any Investment in or
          -----------------------------------------
acquisition of Securities of the Company so long as an Event of Default is continuing other than repurchases of Securities of the Company from terminated
           ----------
employees or consultants.

     6.4  Distributions.  Make any Distribution, whether from capital, income or
          -------------
otherwise, and whether in Cash or other Property, except:
                                                  ------

          (a) Distributions by Subsidiaries of the Company to the Company or to a wholly owned Subsidiary of the Company;

          (b) repurchases of Securities of the Company from terminated employees or consultants; and

          (c) any other Distribution if, after the making of such Distribution, there shall not exist an Event of Default or a breach by any Borrower of any covenant contained in Article 6.

     6.5 Liens; Negative Pledges; Sales and Leasebacks. Create, incur, assume or
         ---------------------------------------------
suffer to exist any Lien of any nature upon or with respect to any of their respective Properties, whether now owned or hereafter acquired, or engage in any sale and leaseback transaction with respect to its Property, except:
                                                             ------

          (a)  Permitted Encumbrances;

          (b) Liens in favor of the Administrative Agent or the Banks under the Loan Documents;

          (c) Liens existing on the date hereof and listed on Schedule 6.5 and
                                                              ------------
     Liens on the same Property which secure Indebtedness which replaces or refinances the Indebtedness originally secured by those Liens; provided
                                                                    --------
     that the obligations secured thereby are not increased;

          (d) pre-existing Liens on assets acquired by the Company or any of its Subsidiaries after the Closing Date; and

          (e) Liens securing Indebtedness or obligations (including sale and leaseback transactions to which the Company or any Subsidiary is a party as vendor and lessee) incurred after the date hereof the outstanding amount of which Indebtedness or obligation does not in the aggregate exceed 35% of consolidated total assets of the Company (measured as of the last day of the most recently ended Fiscal Quarter).

     6.6  Transactions with Affiliates.  Enter into any transaction of any kind
          ----------------------------
which is material to the Company and its Subsidiaries taken as a whole with any Affiliate of the Company other than (a) transactions between or among the
                         ----------
Company and its Subsidiaries or between or among its Subsidiaries, (b) transactions on terms at least as favorable to the Company or its Subsidiaries as would be the case in an arm's-length transaction between unrelated parties of equal bargaining power, and (c) transactions approved by a majority of the disinterested members of the Board of Directors of Company or the applicable Subsidiary.

     6.7  Interest Charge Coverage Ratio.  Permit the Interest Charge Coverage
          ------------------------------
Ratio, as of the last day of each Fiscal Quarter, to be less than 3.00 to 1.00.

     6.8  Tangible Net Worth.  Permit Tangible Net Worth, as of the last day of
          ------------------
each Fiscal Quarter, to be less than $1,500,000,000 plus the sum of the
                                                    ----
following amounts calculated separately for each Fiscal Quarter in the Calculation Period and aggregated for all Fiscal Quarters in the Calculation
Period: (a) 25% of the net cash proceeds of any issuance by the Company of equity securities during each such Fiscal Quarter plus (b) 25% of Net Income (but not less than $0) for each such Fiscal Quarter minus (c) 25% of any funds used by the Company to repurchase the Company's
-----
equity securities during each such Fiscal Quarter. The term "Calculation Period" means the period commencing January 1, 1998 and ending as of the last day of the Fiscal Quarter for which the calculation is being made.

                                   ARTICLE 7
                    INFORMATION AND REPORTING REQUIREMENTS
                    --------------------------------------

     7.1  Financial and Business Information. So long as any Advance remains
          ----------------------------------
unpaid, or any other Obligation remains unpaid or unperformed, or any portion of the Commitment remains in force, the Company shall, unless the Administrative Agent (with the approval of the Majority Banks) otherwise consents in writing, deliver to the Banks and the Administrative Agent, at the Company's sole expense:

          (a) As soon as practicable, and in any event within 45 days after the end of each Fiscal Quarter (other than the fourth Fiscal Quarter in any Fiscal Year), (i) the consolidated balance sheets of the Company and its Subsidiaries as at the end of such Fiscal Quarter, (ii) consolidated statements of income and (iii) consolidated statements of cash flow, in each case described in clauses (ii) and (iii) of the Company and its Subsidiaries for such Fiscal Quarter and for the portion of the Fiscal Year ended with such Fiscal Quarter, all in reasonable detail. Such financial statements shall be certified by a Senior Officer of the Company as fairly presenting the financial condition, results of operations and changes in financial position of the Company and its Subsidiaries in accordance with Generally Accepted Accounting Principles (other than any requirement for footnote disclosures), as at such date and for such periods, subject only to normal year-end accruals and audit adjustments;

          (b) As soon as practicable, and in any event within 90 days after the end of each Fiscal Year, (i) the consolidated balance sheets of the Company and its Subsidiaries as at the end of such Fiscal Year, (ii) consolidated statements of income of the Company and its Subsidiaries for such Fiscal Year and (iii) consolidated statements of cash flow of the Company and its Subsidiaries for such Fiscal Year, all in reasonable detail. Such financial statements shall be prepared in accordance with Generally Accepted Accounting Principles, and such consolidated balance sheet and consolidated statements shall be accompanied by a report and opinion of Ernst & Young or other independent public accountants of recognized national standing selected by the Company, which report and opinion shall be prepared in accordance with generally accepted auditing standards as at such date;

          (c) Promptly after the same are available, copies of each annual report, proxy or financial statement or other report or communication sent to the shareholders of the Company, and copies of all annual, regular, periodic and special reports and registration statements which the Company or a Subsidiary of the Company may file or be required to file under Sections 13 or 15(d) of the Securities Exchange Act of 1934;

          (d) As soon as practicable, and in any event within five (5) Banking Days after a Senior Officer of the Company obtains actual knowledge of the existence of any condition or event which constitutes a Default or Event of Default, written notice specifying the nature and period of existence thereof and specifying what action the Company or any of its Subsidiaries is taking or proposes to take with respect thereto;

          (e) Promptly upon becoming aware of the occurrence of or forthcoming occurrence of any ERISA Event defined in clauses (i) through (vii) or (xi) of the definition thereof involving Title IV or ERISA that could reasonably be expected to result in material liability to the Company or its Subsidiaries or any ERISA Event that could reasonably be expected to result in a Material Adverse Effect, a written notice specifying the nature thereof, what action the Company or any of its ERISA Affiliates has taken, is taking or proposes to take with respect thereto and, when known, any action taken or threatened by the Internal Revenue Service, the Department of Labor or the PBGC with respect thereto;

          (f) With reasonable promptness, copies of (a) each Schedule B (Actuarial Information) to the annual report, if any (Form 5500 Series), filed by the Company or any of its Current ERISA Affiliates with the Internal Revenue Service with respect to each Pension Plan; (b) all notices received by the Company or any of its Current ERISA Affiliates from the sponsor of a Multiemployer Plan to which a Current ERISA Affiliate contributes concerning an ERISA Event defined in clauses (i) through (vii) or (xi) of the definition thereof; and (c) such other documents or governmental reports or filings relating to any Employee Benefit Plan as the Administrative Agent shall reasonably request; and

          (g) Such other material information directly related to any Borrower's ability to meet its Obligations hereunder as from time to time may be reasonably requested by the Administrative Agent or the Majority Banks.

     7.2  Compliance Certificates.  So long as any Advance remains unpaid, or
          -----------------------
any other Obligation remains unpaid or unperformed, or any portion of the Commitment remains outstanding, the Company shall, unless the Majority Banks otherwise consent, deliver to the Administrative Agent, at the Company's sole expense, concurrently with the financial statements required pursuant to Sections 7.1(a) and 7.1(b), a Compliance Certificate signed by a Senior Officer
--------------      -----
of the Company, including calculations as set forth therein.

                                   ARTICLE 8
                                  CONDITIONS
                                  ----------

     8.1  Conditions to Effectiveness.  The Credit Agreement and the Commitments
          ---------------------------
of the Banks hereunder shall be effective on the date on which each of the following conditions precedent, (unless the Administrative Agent, acting at the direction of the Majority Banks, otherwise consents in writing) shall have been satisfied:

          (a) The Administrative Agent shall have received all of the following, each of which shall be originals unless otherwise specified, each in form and substance satisfactory to the Administrative Agent, the Issuing Bank and the Banks:

             (1) executed counterparts of this Agreement, sufficient in number for distribution to the Banks and the Borrowers;

             (2) the Committed Advance Notes dated the Closing Date and executed by each Borrower in favor of each Bank, each in a principal amount equal to that Bank's Pro Rata Share of the Commitment;

             (3) the Competitive Advance Notes dated the Closing Date and executed by each Borrower in favor of each Bank, each in the principal amount of $150,000,000;

             (4) A certified copy of the Certificate of Incorporation of each Borrower, together with a good standing certificate from the Secretary of State of the State of incorporation of each Borrower and, to the extent generally available, a certificate or other evidence of good standing as to payment of any applicable franchise or similar taxes from the appropriate taxing authority of each of such states, each dated a recent date prior to the Closing Date;

             (5) Copies of each Borrower's Bylaws, certified as of the Closing Date by the corporate secretary or an assistant secretary of each such Borrower;

             (6) Resolutions of the Board of Directors of each Borrower approving and authorizing the execution, delivery and performance of this Agreement and the other Loan Documents to which each such Borrower is a party, certified as of the Closing Date by the corporate secretary or an assistant secretary of each such Borrower as being in full force and effect without modification or amendment;

             (7) Signature and incumbency certificates of the officers of each Borrower executing this Agreement and the other Loan Documents;

             (8) the favorable written opinion of George A. Vandeman, Esq., General Counsel to the Company, substantially in the form of Exhibit
                                                                       -------
          G-1, together with copies of any officer's certificate or opinion of
          ---
          another counsel or law firm specifically identified and expressly relied upon by such counsel in its opinion;

             (9) the favorable written opinion of O'Melveny & Myers LLP, counsel to the Administrative Agent, substantially in the form of Exhibit G-2;
                                                                    -----------

             (10) a Certificate of a Senior Officer of the Company certifying that the conditions specified in Sections 8.1(b), 8.1(c), and 8.1(d)
                                           --------------   -----       -----
          have been satisfied; and

             (11) such other assurances, certificates, documents, consents or opinions as the Administrative Agent reasonably may require.

           (b) The representations and warranties of the Borrowers contained in
     Article 4 shall be true and correct.
     ---------

          (c) Each Borrower shall be in compliance with all the terms and provisions of the Loan Documents.

          (d) The Company shall have repaid in full the indebtedness to the lenders under the Existing Loan Documents, as well as all interest, costs, fees and expenses associated therewith, and the commitment to lend under the Existing Loan Documents shall have been terminated.

          (e) The Company shall have paid to the Arranger and the Administrative Agent the fees payable on the date of this Agreement referred to in
     Section 3.3.
     -----------

     8.2  Any Advance and Any Letter of Credit.  The obligation of each Bank to
          ------------------------------------
make any Competitive Advance (including the initial Advance), after acceptance of a Competitive Bid of such Bank in accordance with Section 2.4, or to make any Committed Advance, and the obligation of the Issuing Bank to issue any Letter of Credit (including the initial Letter of Credit), is subject to the following conditions precedent (unless the Administrative Agent, acting at the direction of the Majority Banks, otherwise consents in writing):

          (a) except as disclosed by the Company and approved in writing by the
              ------
     Administrative Agent, acting at the direction of the Majority Banks, the representations and warranties contained in Article 4, other than Sections
                                                 ---------             --------
     4.4 and 4.8, and the first sentence of Section 4.6, shall be true and
     -----------                            -----------
     correct in all material respects on and as of the date of the Advance or the issuance of the Letter of Credit, as the case may be, as though made on that date (except to the extent such representations and warranties
                ------
     specifically relate to an earlier date in which case they shall be true and correct in all material respects as of such earlier date);

          (b) except for (a) any matter fully covered (subject to applicable
              ------
     deductibles and retentions) by insurance for which the insurance carrier has assumed full responsibility, and (b) matters described in clauses (b) or (c) of Section 4.8 on the Closing Date, there shall be no actions,
               -----------
     suits, proceedings or investigations pending as to which the Company or any of its Subsidiaries have been served or have received notice or, to the best knowledge of the Company, threatened against the Company or any of its Subsidiaries or any Property of any of them before any Governmental Agency which could reasonably be expected to constitute a Material Adverse Effect; and

          (c) the Administrative Agent shall have timely received a Request for Loan in compliance with Article 2 (or telephonic request for loan referred
                             ---------
     to in the second sentence of Section 2.1(b), if applicable) or Request for
                                  -------------
     Letter of Credit in compliance with Article 2, if applicable.
                                         ---------

                                   ARTICLE 9
             EVENTS OF DEFAULT AND REMEDIES UPON EVENT OF DEFAULT
             -----------------------------------------------------

     9.1  Events of Default.  The existence or occurrence of any one or more of
          -----------------
the following events, whatever the reason therefor and under any circumstances whatsoever, shall constitute an "Event of Default":
                                 ----------------

          (a) Any Borrower fails to pay any principal on any of the Notes, or any portion thereof, on the date when due; or

          (b) Any Borrower (i) fails to pay any interest on any of the Notes, or any portion thereof, or (ii) fails to pay any other fee or amount payable to the Administrative Agent, the Banks or the Issuing Bank under any Loan Document, or any portion thereof, in each case within five (5) Banking Days after demand therefor; or

          (c) Any failure to comply with Section 7.1(d) that is materially
                                         --------------
     adverse to the interests of the Administrative Agent or the Banks; or

          (d) Any Borrower fails to perform or observe any other covenant or agreement contained in any Loan Document on its part to be performed or observed within thirty (30) days after the giving of notice by the Administrative Agent or the Majority Banks of such Default; provided,
                                                                 --------
     however, that any failure to observe any of the covenants contained in
     -------
     Sections 6.2 and 6.4, shall constitute an immediate Event of Default
     ------------     ---
     hereunder; provided, further, that any failure to observe any of the
                --------  -------
     covenants contained in Section 6.5 shall constitute an Event of Default
                            -----------
     upon notice from the Administrative Agent (acting on the direction of the Majority Banks) to the Company; and provided further that any failure to
                                         -------- -------
     observe any of the covenants contained in Sections 6.7 and 6.8 shall
                                               ------------     ---
     constitute an Event of Default five (5) Banking Days after knowledge by the Company of such Default (other than as a result of the giving of notice by the Administrative Agent or the Majority Banks as hereinafter provided) or, if earlier, the giving of notice by the Administrative Agent or the Majority Banks of such Default; or

          (e) Any representation or warranty made in this Agreement, any Notes, any Request for Loan, any Agreement to Participate, any Request for Letter of Credit or any Competitive Bid Request was, based on the facts and circumstances reasonably known to the Borrower at the time such representation and warranty was made, incorrect when made or reaffirmed in any respect that is materially adverse to the interests of the Banks; or

          (f) The Company or any of its Subsidiaries (i) fails to pay the principal, or any principal installment, or any interest or fees or any other amount of any present or future indebtedness (other than under the
                                                         ----------
     Notes) for borrowed money in an amount in excess of the Cross-Default Amount, or any guaranty of present or future indebtedness for borrowed money in an aggregate amount in excess of the Cross-Default Amount, on its part to be paid, when due (or within any stated grace period), whether at the stated maturity, upon acceleration, by reason of required prepayment or otherwise or (ii) fails to perform or observe any other material term, covenant or agreement on its part to be performed or observed, or suffers any event to occur, and such failure or event continues after the applicable grace period, if any, and is not waived, in connection with any present or future indebtedness for borrowed money in an amount in excess of the Cross-Default Amount, or of any guaranty of present or future indebtedness for borrowed money in excess of the Cross-Default Amount, if as a result of such failure or sufferance any holder or holders thereof (or an agent or trustee on its or their behalf) has the right to declare such indebtedness due before the date on which it otherwise would become due; or

          (g) Any Loan Document, at any time after its execution and delivery and for any reason other than the agreement of the Banks or satisfaction in full of all the Obligations, ceases to be in full force and effect or is declared by a court of competent jurisdiction to be null and void, invalid or unenforceable in any respect which, in any such event in the reasonable opinion of the Majority Banks, is materially adverse to the interests of the Banks; or any Borrower denies that it has any or further liability or obligation under any Loan Document, or purports to revoke, terminate or rescind same; or

          (h) A judgment against the Company or any of its Subsidiaries is entered for the payment of money in excess of $50,000,000 and, absent procurement of a stay of execution, such judgment remains unstayed, unbonded or unsatisfied for sixty (60) calendar days after the date of entry of judgment; or

          (i) The Company, any Borrower or any other Subsidiary of the Company the Shareholder's Equity of which, as shown on the most recent consolidated balance sheet, equals or exceeds 10% of the Shareholder's Equity of the Company and its Consolidated Subsidiaries as shown on such consolidated balance sheet, institutes or consents to any proceeding under a Debtor Relief Law relating to it or to all or any part of its Property, or is unable or admits in writing its inability to pay its debts as they mature, or makes an assignment for the benefit of creditors; or applies for or consents to the appointment of any receiver, trustee, custodian, conservator, liquidator, rehabilitator or similar officer for it or for all or any part of its Property; or any receiver, trustee, custodian, conservator, liquidator, rehabilitator or similar officer is appointed without the application or consent of that Person and the appointment continues undischarged or unstayed for sixty (60) calendar days; or any proceeding under a Debtor Relief Law relating to any such Person or to all or any part of its Property is instituted without the consent of that Person and continues undismissed or unstayed for sixty (60) calendar days; or any judgment, writ, warrant of attachment or execution or similar process is issued or levied against all or any material part of the Property of any such Person and is not released, vacated or fully bonded within sixty (60) calendar days after its issue or levy; or any order for relief shall be entered in respect of the Company or any Borrower or any such Subsidiary; or

          (j) (i) Any Person or two or more Persons acting in concert shall acquire beneficial ownership (within the meaning of Rule 13d-3 of the Securities and Exchange Commission under the Securities Exchange Act of
     1934) directly or indirectly, of securities of the Company (or other securities convertible into such securities)
     representing 30% or more of the combined voting power of all securities of the Company entitled to vote in the election of directors, other than securities having such power only by reason of the happening of a contingency; or (ii) during any period of up to 12 consecutive months, commencing before or after the date of this Agreement, individuals who at the beginning of such 12-month period were directors of the Company, or whose nomination for election to the Board of Directors of the Company was recommended or approved by a vote of at least a majority of the directors then still in office who were directors of the Company on the first day of such period, shall cease for any reason to constitute a majority of the Board of Directors of the Company; (iii) or any Person or two or more Persons acting in concert shall have acquired by contract or otherwise, or shall have entered into a contract or arrangement which upon consummation will result in its or their acquisition of, control over securities of the Company (or other securities convertible into such securities) representing 30% or more of the combined voting power of all securities of the Company entitled to vote in the election of directors, other than securities having such power only by reason of the happening of a contingency; provided,
                                                                  --------
     however, that there shall not be an Event of Default pursuant to
     -------
     subsections (i) or (iii) above with respect to any Persons who on the date hereof meet the requirements set forth in said subsections (i) or (iii); or

          (k) there shall occur one or more ERISA Events which individually or in the aggregate results in or might reasonably be expected to result in liability of the Company, a Subsidiary or any of their Current ERISA Affiliates in excess of $50,000,000 during the term of this Agreement; or there shall exist an amount of unfunded benefit liabilities (as defined in Section 4001(a)(18) of ERISA), individually or in the aggregate for all Pension Plans with respect to which the Company or a Subsidiary has any financial liability, including potential joint and several liability in the event any such Pension Plan were to terminate (excluding for purposes of such computation any Pension Plans with respect to which assets exceed benefit liabilities), which exceeds $50,000,000.

     9.2  Remedies Upon Event of Default. Without limiting any other rights or
          ------------------------------
remedies of the Administrative Agent, the Issuing Bank or the Banks provided for elsewhere in this Agreement, or the Loan Documents, or by applicable Law, or in equity, or otherwise:

          (a) Upon the occurrence, and during the continuance, of any Event of Default other than an Event of Default described in Section 9.1(i):
                                                         --------------

              (1) the commitment to make Advances, issue Letters of Credit and all other obligations of the Administrative Agent, the Banks or the Issuing Bank and all rights of the Borrowers and any other Parties under the Loan Documents shall be suspended without notice to or demand upon any Borrower, which are expressly waived by the Borrowers, except that the Majority Banks (or all of the Banks, in the case of an
          ------
          Event of Default described in Sections 9.1(a) or 9.1(b)) may waive the
                                        ---------------    ------
          Event of Default or, without waiving, determine, upon terms and conditions satisfactory to the Majority Banks (or all of the Banks, as the case may be), to reinstate the Commitment and make further Advances and issue additional Letters of Credit, which waiver or determination shall apply equally to, and shall be binding upon, all the Banks and the Issuing Bank; and

              (2) the Majority Banks may request the Issuing Bank to, and the Issuing Bank thereupon shall, demand immediate deposit by the Borrowers into an account designated by the applicable Issuing Bank of Cash in an amount equal to the aggregate effective face amount of all outstanding Letters of Credit issued by it; and

              (3) the Majority Banks may request the Administrative Agent to, and the Administrative Agent thereupon shall, terminate the Commitment and declare all or any part of the unpaid principal of all Notes, all interest accrued and unpaid thereon and all other amounts payable under the Loan Documents to be forthwith due and payable, whereupon the same shall become and be forthwith due and payable, without protest, presentment, notice of dishonor, demand or further notice of any kind, all of which are expressly waived by the Borrowers.

          (b) Upon the occurrence of any Event of Default described in Section
                                                                       -------
     9.1(i):
     -----

              (1) the commitment to make Advances, issue Letters of Credit and all other obligations of the Administrative Agent or the Banks and all rights of the Borrowers and any other Parties under the Loan Documents shall terminate without notice to or demand upon any Borrower, which are expressly waived by the Borrowers; and

              (2) an amount equal to the aggregate effective face amount of all outstanding Letters of Credit shall be forthwith due and payable to the Issuing Bank, without protest, presentment, notice of dishonor, demand or further notice of any kind, all of which are waived by the Borrowers; and

             (3) the unpaid principal of all Notes, all interest accrued and unpaid thereon and all other amounts payable under the Loan Documents shall be forthwith due and payable, without protest, presentment, notice of dishonor, demand or further notice of any kind, all of which are expressly waived by the Borrowers.

          (c) Upon the occurrence of any Event of Default, the Banks and the Administrative Agent, or any of them, without notice to or demand upon any Borrower, which are expressly waived by the Borrowers, may proceed to protect, exercise and enforce their rights and remedies under the Loan Documents against the Borrowers and any other party and such other rights and remedies as are provided by Law or equity.

          (d) The order and manner in which the Banks' rights and remedies are to be exercised shall be determined by the Majority Banks in their sole discretion, and all payments received by the Administrative Agent and the Banks, or any of them, shall be applied first to the costs and expenses (including attorneys' fees and disbursements) of the Administrative Agent, acting as Administrative Agent, and of the Banks, and thereafter paid pro rata to the Banks in the same proportions that the aggregate Obligations owed to each Bank under the Loan Documents bear to the aggregate Obligations owed under the Loan Documents to all the Banks, without priority or preference among the Banks. Regardless of how each Bank may treat payments for the purpose of its own accounting, for the purpose of computing the Borrowers' Obligations hereunder and under the Notes, payments shall be applied first, to the costs and expenses of the
                               -----
     Administrative Agent, acting as Administrative Agent, and the Banks, as set forth above, second, to the payment of accrued and unpaid interest due
                  ------
     under any Loan Documents to and including the date of such application (ratably, and without duplication, according to the accrued and unpaid interest due under each of the Loan Documents), and third, to the payment
                                                         -----
     of all other amounts (including principal and fees) then owing to the Administrative Agent or the Banks under the Loan Documents. No application of payments will cure any Event of Default, or prevent acceleration, or continued acceleration, of amounts payable under the Loan Documents, or prevent the exercise, or continued exercise, of rights or remedies of the Banks hereunder or thereunder or at law or in equity.

          (e) Upon the occurrence of an Event of Default resulting from or resulting in the default by the Company in the repayment of its Eurodollar Rate Loans when required by the terms of this Agreement, the Company shall compensate each Bank in accordance with Section 3.8(c).
                                             --------------

                                  ARTICLE 10
                           THE ADMINISTRATIVE AGENT
                           ------------------------

     10.1  Appointment and Authorization.  Each Bank and the Issuing Bank hereby
           -----------------------------
irrevocably appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under the Loan Documents as are delegated to the Administrative Agent by the terms thereof or are reasonably incidental, as determined by it, thereto. This appointment and authorization is intended solely for the purpose of facilitating the servicing of the Advances and does not constitute appointment of the Administrative Agent as trustee for any Bank or the Issuing Bank or as representative of any Bank or the Issuing Bank for any other purpose and, except as specifically set forth in the Loan
                                ------
Documents to the contrary, the Administrative Agent shall take such action and exercise such powers only in an administrative and ministerial capacity. The Administrative Agent is the agent of the Banks and the Issuing Bank only and does not assume any agency relationship with any Borrower, express or implied.

     10.2  Administrative Agent and Affiliates.  The Administrative Agent and
           -----------------------------------
its Affiliates (and each successor Administrative Agent) have the same rights and powers under the Loan Documents as any other Bank and may exercise the same as though it were not the Administrative Agent to the extent either the Administrative Agent or an Affiliate has executed this Agreement as a Bank or has executed an Assignment Agreement as Assignee. The Administrative Agent and its Affiliates (and each successor Administrative Agent) may accept deposits from, lend money to and generally engage in any kind of banking, trust or other business with any Borrower, any subsidiary thereof, or any Affiliate of the Company or any Subsidiary thereof, without any duty to account therefor to the Banks. CUSA (and each successor Administrative Agent) need not account to any Bank for any monies received by it for reimbursement of its costs and expenses as Administrative Agent hereunder, or for any monies received by it or any Affiliate in its capacity as a Bank hereunder. The Administrative Agent shall not be deemed to hold a fiduciary relationship with any Bank and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or otherwise exist against the Administrative Agent.

     10.3  Proportionate Interest of the Banks in any Collateral.  The
           -----------------------------------------------------
Administrative Agent, on behalf of all the Banks, shall hold in accordance with the Loan Documents all items of any collateral or interests therein received or held by the Administrative Agent. Subject to the Administrative Agent's and the Banks' rights to reimbursement for their costs and expenses hereunder (including
                                                                       ---------
attorneys' fees and disbursements and other professional services) and subject to the application of payments in accordance with Section 9.2(d), each Bank
                                                  -------------
shall have an interest in any collateral or interests therein in the same proportions that the aggregate Obligations owed such Bank under the Loan Documents bear to the aggregate Obligations owed under the Loan Documents to all the Banks, without priority or preference among the Banks.

     10.4  Banks' Credit Decisions.  Each Bank agrees that it has, independently
           -----------------------
and without reliance upon either Arranger, the Administrative Agent, any other Bank or the directors, officers, agents, employees or attorneys of either Arranger or the Administrative Agent or of any other Bank, and instead in reliance upon information supplied to it by or on behalf of the Borrowers and upon such other information as it has deemed appropriate, made its own independent credit analysis and decision to enter into this Agreement. Each Bank also agrees that it shall, independently and without reliance upon either Arranger or the Administrative Agent, any other Bank or the directors, officers, agents, employees or attorneys of either Arranger or the Administrative Agent or of any other Bank, continue to make its own independent credit analyses and decisions in acting or not acting under the Loan Documents.

     10.5  Action by the Administrative Agent.
           ----------------------------------

          (a) The Administrative Agent may assume that no Default has occurred and is continuing, unless the Administrative Agent has failed to receive any payment due from any Borrower hereunder within the time required under subsection 9.1(a) or subsection 9.1(b), or the Administrative Agent has received notice from the Company stating the nature of the Default or has received notice from a Bank stating the nature of the Default and that such Bank considers the Default to have occurred and to be continuing.

          (b) The Administrative Agent has only those obligations under the Loan Documents as are expressly set forth therein.

          (c) Except for any obligation expressly set forth in the Loan
              ------
     Documents and as long as the Administrative Agent may assume that no Event of Default has occurred and is continuing, the Administrative Agent may, but shall not be required to, exercise its discretion to act or not act, except that the Administrative Agent shall be required to act or not act
     ------
     upon the instructions of the Majority Banks (or of all the Banks, to the extent required by Section 13.2) and those instructions shall be binding
                        ------------
     upon the Administrative Agent and all the Banks, provided that the
                                                      --------
     Administrative Agent shall not be required to act or not act if to do so would be contrary to any Loan Document or to applicable Law or would result, in the reasonable judgment of the Administrative Agent, in substantial risk of liability to the Administrative Agent.

          (d) If the Administrative Agent has received a notice specified in clause (a), the Administrative Agent shall give notice thereof to the Banks and shall act or not act upon the instructions of the Majority Banks (or of all the Banks, to the extent required by Section 13.2), provided that the
                                              ------------   --------
     Administrative Agent shall not be required to act or not act if to do so would be contrary to any Loan Document or to applicable Law or would result, in the reasonable judgment of the Administrative Agent, in substantial risk of liability to the Administrative Agent, and except that
                                                                    ------
     if the Majority Banks (or all the Banks, if required under Section 13.2)
                                                                ------------
     fail, for five (5) Banking Days after the receipt of notice from the Administrative Agent, to instruct the Administrative Agent, then the Administrative Agent, in its sole discretion, may act or not act as it deems advisable for the protection of the interests of the Banks.

          (e) The Administrative Agent shall have no liability to any Bank for acting, or not acting, as instructed by the Majority Banks (or all the Banks, if required under Section 13.2), notwithstanding any other provision
                              ------------
     hereof.

     10.6  Liability of the Administrative Agent.  Neither the Administrative
           -------------------------------------
Agent, nor any of its directors, officers, agents, employees or attorneys shall be liable for any action taken or not taken by them under or in connection with the Loan Documents, except for their own gross negligence or willful misconduct.
                    ------
Without limitation on the foregoing, the Administrative Agent and its directors, officers, agents, employees and attorneys:

          (a) May treat the payee of any Note as the holder thereof until the Administrative Agent receives notice of the assignment or transfer thereof, in form satisfactory to the Administrative Agent, signed by the payee, and may treat each Bank as the owner of that Bank's interest in the Obligations for all purposes of this Agreement until the Administrative Agent receives notice of the assignment or transfer thereof, in form satisfactory to the Administrative Agent, signed by that Bank.

          (b) May consult with legal counsel (including in-house legal counsel),
                                              ---------
     accountants (including in-house accountants) and other professionals or
                  ---------
     experts selected by it, or with legal counsel, accountants or other professionals or experts for the Company and/or its subsidiaries or the Banks, and shall not be liable for any action taken or not taken by it in good faith in accordance with any advice of such legal counsel, accountants or other professionals or experts.

          (c) Shall not be responsible to any Bank for any statement, warranty or representation made in any of the Loan Documents or in any notice, certificate, report, request or other statement (written or oral) given or made in connection with any of the Loan Documents.

          (d) Shall have no duty to ask or inquire as to the performance or observance by the Company or its Subsidiaries of any of the terms, conditions or covenants of any of the Loan Documents or to inspect any collateral or the Property, books or records of the Company or its Subsidiaries.

          (e) Will not be responsible to any Bank for the due execution, legality, validity, enforceability, genuineness, effectiveness, sufficiency or value of any Loan Document, any other instrument or writing furnished pursuant thereto or in connection therewith, or any collateral.

          (f) Will not incur any liability by acting or not acting in reliance upon any Loan Document, notice, consent, certificate, statement, request or other instrument or writing believed by it to be genuine and signed or sent by the proper party or parties.

          (g) Will not incur any liability for any arithmetical error in computing any amount paid or payable by the Company or any Subsidiary or Affiliate thereof or paid or payable to or received or receivable from any Bank under any Loan Document, including, without limitation, principal,
                                   ---------
     interest, commitment fees, Advances and other amounts; provided that,
                                                            --------
     promptly upon discovery of such an error in computation, the Administrative Agent, the Banks and (to the extent applicable) the Company and/or its Subsidiaries or Affiliates shall make such adjustments as are necessary to correct such error and to restore the parties to the position that they would have occupied had the error not occurred; provided further that, the
                                                     -------- -------
     obligations of Borrowers under this Section 10.6(g) shall survive for sixty
     (60) days following the termination of this Agreement and such obligations shall not, from and after the termination of this Agreement, be deemed Obligations for any purpose under the Loan Documents.

          10.7  Indemnification. Each Bank shall, ratably in accordance with its
                ---------------
Pro Rata Share of the Commitment, indemnify and hold the Administrative Agent, the Arranger and their directors, officers, agents, employees and attorneys harmless against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever (including, without limitation, attorneys' fees and
                           ---------
disbursements) that may be imposed on, incurred by or asserted against them in any way relating to or arising out of the Loan Documents (other than losses incurred by reason of the failure of the Borrowers to pay the indebtedness represented by the Notes and interest thereon) or any action taken or not taken by them as Administrative Agent or Arranger thereunder, except such as result
                                                        ------
from its own gross
negligence or willful misconduct. Without limitation on the foregoing, each Bank shall reimburse the Administrative Agent and each Arranger upon demand for that Bank's ratable share of any cost or expense incurred by the Administrative Agent and such Arranger in connection with the negotiation, preparation, execution, delivery, amendment, waiver, restructuring, reorganization (including a
                                                            ---------
bankruptcy reorganization), enforcement or attempted enforcement of the Loan Documents, to the extent that the Company or any other party is required by
Section 13.3 to pay that cost or expense but fails to do so upon demand. Nothing
------------
in this Section shall entitle the Administrative Agent and the Arranger to recover any amount from the Banks if and to the extent that such amount has theretofore been recovered from the Company or any of its Subsidiaries.

     10.8  Successor Administrative Agent.  The Administrative Agent may resign
           ------------------------------
as such at any time upon prior written notice to the Company and the Banks, to be effective upon a successor's acceptance of appointment as Administrative Agent. The Majority Banks at any time may remove the Administrative Agent by written notice to that effect to be effective on such date as the Majority Banks designate. In either event: (a) the Majority Banks, with the written consent of the Company (such consent not to be unreasonably withheld), shall appoint a successor Administrative Agent, who must be from among the Banks, provided that
                                                                  --------
any resigning Administrative Agent shall be entitled to appoint a successor Administrative Agent from among the Banks, subject to acceptance of appointment by that successor Administrative Agent, if the Majority Banks have not appointed a successor Administrative Agent within thirty (30) days after the date the resigning Administrative Agent gave notice of resignation; (b) upon a successor acceptance of appointment as Administrative Agent, the successor will thereupon succeed to and become vested with all the rights, powers, privileges and duties of the resigning Administrative Agent or the removed Administrative Agent; and
(c) upon the effectiveness of any resignation or removal, the resigning Administrative Agent or the removed Administrative Agent thereupon will be discharged from its duties and obligations thereafter arising under the Loan Documents other than obligations arising as a result of any action or inaction of the resigning Administrative Agent or the removed Administrative Agent prior to the effectiveness of such resignation or removal. Notwithstanding the foregoing, no consent of the Company shall be required under this Section 10.8 in connection with any change in the Administrative Agent at any time when an Event of Default has occurred and is continuing under this Agreement.

     10.9  No Obligations of Borrowers.  Nothing contained in this Article 10
           ---------------------------                             ----------
shall be deemed to impose upon the Borrowers any obligation in respect of the due and punctual performance by the Administrative Agent of its obligations to the Banks under any provision of this Agreement, and the Borrowers shall have no liability to the Administrative Agent or any of the Banks in respect of any failure by the Administrative Agent or any Bank to perform any of its obligations to the Administrative Agent or the Banks under this Agreement. Without limiting the generality of the foregoing, where any provision of this Agreement relating to the payment of any amounts due and owing under the Loan Documents provides that such payments shall be made by a Borrower to the Administrative Agent for the account of the Banks, such Borrower's obligations to the Banks in respect of such payments shall be deemed to be satisfied upon the making of such payments to the Administrative Agent in the manner provided by this Agreement.

     10.10  Arranger.  The Arranger shall have no duties or obligations under
            --------
the Loan Documents or otherwise in connection with the Loans.

                                  ARTICLE 11
                               COMPANY GUARANTY
                               ----------------

     11.1  The Guaranty.   The Company hereby unconditionally guaranties the due
           ------------
and punctual payment of all obligations (including, without limitation, the obligation to pay the principal amount of and interest on each Advance) of each Borrowing Subsidiary arising under this Agreement when due, whether by required prepayment, declaration, demand or otherwise (including amounts which would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. (S) 362(a)) (the "Borrowing Subsidiary
                                                 --------------------
Obligations"), and agrees to pay any and all costs and expenses (including fees
-----------
and disbursements of counsel and allocated costs of internal counsel) incurred by the Administrative Agent and the Banks in enforcing any rights under this
Article 11. The obligations of the Company under this Article 11, as they may be amended, modified or supplemented from time to time, are sometimes referred to in this Article 11 as this "Guaranty".
                            --------

     The Company agrees that this Guaranty constitutes a guaranty of payment when due and not of collection and waives any right to require that any resort be had by the Administrative Agent or any Bank to any security held for payment of the Borrowing Subsidiary Obligations or to any balance of any deposit account or credit on the books of the Administrative Agent or any Bank in favor of the Company or any Borrowing Subsidiary or any other Person.

     The Company agrees, in furtherance of the foregoing and not in limitation of any other right which the Administrative Agent or any Bank may have at law or in equity against the Company by virtue hereof, upon the failure of any Borrowing Subsidiary to pay any of its Borrowing Subsidiary Obligations when and as the same shall become due, whether by required prepayment, declaration, demand or otherwise (including amounts which would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. (S) 362(a)), the Company will forthwith pay, or cause to be paid, in cash, to the Administrative Agent for the ratable benefit of the Banks an amount equal to the sum of the unpaid principal amount of such Borrowing Subsidiary Obligations then due as aforesaid, accrued and unpaid interest on such Borrowing Subsidiary Obligations (including, without limitation, interest which, but for the filing of a petition in bankruptcy with respect to such Borrowing Subsidiary (including without limitation, the Company), would accrue on such Borrowing Subsidiary Obligations).

     11.2  Guaranty Unconditional.  The obligations of the Company under this
           ----------------------
Guaranty shall be unconditional and absolute and, without limiting the generality of the foregoing, shall not be released, discharged or otherwise affected by:

          (a) any extension, renewal, settlement, compromise, waiver or release in respect of any obligation of any Borrowing Subsidiary under this Agreement, by operation of law or otherwise;

          (b) any modification or amendment of or supplement to this Agreement;

          (c) any release, non-perfection or invalidity of any direct or indirect security for any obligation of any Borrowing Subsidiary under this Agreement;

          (d) the failure of the Administrative Agent or any Bank to assert any claim or demand or to enforce any right or remedy against any Borrowing Subsidiary, the Company or any other Person under the provisions of this Agreement or any other agreement or otherwise;

          (e) any change in the corporate existence, structure or ownership of any Borrowing Subsidiary or any insolvency, bankruptcy, reorganization or other similar proceeding affecting any Borrowing Subsidiary or its assets or any resulting release or discharge of any obligation of any Borrowing Subsidiary contained in this Agreement;

          (f) the existence of any claim, set-off or other rights which the Company may have at any time against any other Borrower, the Administrative Agent, any Bank or any other Person, whether in connection herewith or any unrelated transactions;

          (g) the invalidity or unenforceability relating to or against any Borrowing Subsidiary for any reason of this Agreement, or any provision of applicable law or regulation purporting to prohibit the payment by any Borrowing Subsidiary of the principal of or interest on any Advance or any other amount payable by any Borrowing Subsidiary under this Agreement, or the termination of any Borrowing Subsidiary's status as a Borrowing Subsidiary hereunder;

          (h) the termination of a Borrowing Subsidiary's status hereunder as a "Borrower" pursuant to Section 12.2;
                            ------------

          (i) any other act or omission to act or delay of any kind by any Borrowing Subsidiary, the Administrative Agent, any Bank or any other Person or any other circumstance whatsoever which might, but for the provisions of this paragraph, constitute a legal or equitable discharge of the obligations of the Company hereunder.

     The obligations of the Company under this Guaranty shall not be subject to any reduction, limitation, impairment or termination for any reason, including, without limitation, any claim of waiver, release, surrender, alteration or compromise of any of the Borrowing Subsidiary Obligations, and shall not be subject to any defense or set-off, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality or unenforceability of any of the Borrowing Subsidiary Obligations, discharge of any Borrowing Subsidiary from any of the Borrowing Subsidiary Obligations in a bankruptcy or similar proceeding, or otherwise. Without limiting the generality of the foregoing, the obligations of the Company under this Guaranty shall not be discharged or impaired or otherwise affected by the failure of the Administrative Agent or any Bank to assert any claim or demand or to enforce any remedy under this Agreement or any document or instrument executed by any Borrowing Subsidiary in connection herewith, by any waiver or modification of any thereof, by any default, failure or delay, willful or otherwise, in the performance of the Borrowing Subsidiary Obligations, or by any other act or thing or omission or delay to do any other act or thing which may or might in any manner or to any extent vary the risk of the Company or which would otherwise operate as a discharge of the Company as a matter of law or equity.

     11.3  Discharge Only Upon Payment in Full; Reinstatement in Certain
           -------------------------------------------------------------
Circumstances.  The obligations of the Company under this Article 11 shall
-------------
remain in full force and effect until the Commitments shall have terminated, all Letters of Credit have expired and the principal of and interest on the Advances and all other amounts payable by the Borrowers under this Agreement shall have been paid in full. If at any time any payment of the principal of or interest on any Advance or any other amount payable by the Borrowers under this Agreement is rescinded or must be otherwise restored or returned upon the insolvency, bankruptcy or reorganization of any Borrower or otherwise, the obligations of the Company under this Article 11 shall be reinstated as though such payment had
                       ----------
been due but not made at such time.

     11.4  Waivers by the Company.  With respect to this Article 11, the Company
           ----------------------
hereby waives for the benefit of the Administrative Agent and the Banks:

          (a) any right to require the Administrative Agent or any Bank, as a condition of payment or performance by the Company under this Guaranty to
     (i) proceed against any Borrowing Subsidiary, any other guarantor of the obligations of any Borrowing Subsidiary under any other agreement or guaranty or any other Person, (ii) proceed against or exhaust any security held from any Borrowing Subsidiary, any other guarantor or any other Person, or (iii) pursue any other remedy in the power of the Administrative Agent or any Bank whatsoever;

          (b) any defense arising by reason of the incapacity, lack of authority or any disability or other defense of any Borrowing Subsidiary including, without limitation, any defense based on or arising out of the lack of validity or unenforceability of the Borrowing Subsidiary Obligations or any agreement or instrument relating thereto or by reason of the cessation from any cause of the liability of any Borrowing Subsidiary other than indefeasible payment in full of the Borrowing Subsidiary Obligations;

          (c) any defense based upon any statute or rule of law which provides that the obligation of a surety must be neither larger in amount nor in other respects more burdensome than that of the principal, or based upon the Administrative Agent's or any Bank's errors or omissions in the administration of the Borrowing Subsidiary Obligations, except behavior
                                                             ------
     which amounts to bad faith;

          (d) any (i) principles or provisions of law, statutory or otherwise, which are or might be in conflict with the terms of this Guaranty, any legal or equitable discharge of its obligations hereunder and the benefit of any statute of limitations affecting its liability hereunder or the enforcement thereof, (ii) rights to set-offs, recoupments and counterclaims, (iii) rights to deferral or modification of the Company's obligations hereunder by reason of any bankruptcy, reorganization, arrangement, moratorium or other debtor relief proceeding, (iv) promptness, diligence and any requirement that the Administrative Agent or any Bank protect, secure, perfect or insure any security interest or lien or any property subject thereto or exhaust any right or take any action against any Borrowing Subsidiary or any other Person or any collateral;

          (e) notice, demand, presentment, protests, notices of protest, notices of dishonor and notices of any action or inaction, including acceptance of this Guaranty, notices of default under this Agreement or any agreement or instrument related thereto, notice of any renewal, extension or modification of the Borrowing Subsidiary Obligations or any agreement related thereto, notice of any other extension of credit to any Borrowing Subsidiary; and

          (f) any defenses or benefits that may be derived from or afforded by law which limit the liability of or exonerates guarantors or sureties, or which may conflict with the terms of this Guaranty including, without limitation, the provisions of California Civil Code Sections 2809, 2810, 2819, 2839, 2845, 2846, 2847, 2848, 2849, 2850, 2899 and 3433.

     11.5  Subrogation, Etc.  Upon payment by the Company of any sum to the
           ----------------
Administrative Agent for the ratable benefit of any Bank as provided above, so long as any of the Borrowing Subsidiary Obligations of a Borrowing Subsidiary shall remain outstanding hereunder, all rights of the Company against such Borrowing Subsidiary arising as a result thereof, by way of right of subrogation or otherwise, shall in all respects be subordinate and junior in right of payment to the prior indefeasible payment in full of all the Borrowing Subsidiary Obligations of that Borrowing Subsidiary to the Administrative Agent and the Banks. In furtherance of the foregoing, and not in limitation thereof, the Company agrees that until the Borrowing Subsidiary Obligations of a Borrowing Subsidiary shall have been paid in full, the Commitment has terminated and all Letters of Credit issued for the account of such Borrowing Subsidiary have expired, the Company shall withhold exercise of any right of subrogation, or any right to enforce any remedy which the Administrative Agent or any Bank may have against that Borrowing Subsidiary. If any amount shall be paid to the Company on account of such subrogation rights at any time prior to the date when the Borrowing Subsidiary Obligations of such Borrowing Subsidiary have been paid in full, the Commitment has terminated and all Letters of Credit issued for the account of such Borrowing Subsidiary have expired, such amount shall be held in trust for the benefit of the Banks and shall be paid to the Administrative Agent for the benefit of the Banks to be credited and applied upon the Borrowing Subsidiary Obligations of such Borrowing Subsidiary, whether matured or unmatured, in accordance with the terms of the Credit Agreement or to be held by the Administrative Agent for the benefit of the Banks as collateral security for any Obligations thereafter existing.

                                  ARTICLE 12
                ADDITIONAL BORROWERS; TERMINATION OF BORROWERS
                ----------------------------------------------

     12.1  Agreement to Participate. Any Eligible Subsidiary may become a party
           ------------------------
to this Agreement and become a "Borrower" for all purposes hereof on any date after the date hereof upon the satisfaction of the following conditions:

          (a) receipt by the Administrative Agent on or before such date of an Agreement to Participate executed by such Eligible Subsidiary and acknowledged and consented to by the Administrative Agent and the Company;

          (b) receipt by the Administrative Agent of a certificate dated such date from the senior financial officer of such Eligible Subsidiary to the effect that (i) no Default has occurred and is continuing on such date,
     (ii) the representations and warranties of such Eligible Subsidiary and its Subsidiaries contained in the Agreement to Participate executed by such Eligible Subsidiary are true, correct and complete on and as of such date, and (iii) such Eligible Subsidiary is a wholly-owned Subsidiary set forth in Schedule 1.2 have been satisfied;
        ------------

          (c) receipt by the Administrative Agent on or before such date of such additional documents it may reasonably request relating to the existence of such Eligible Subsidiary, the corporate power and authority of such Eligible Subsidiary, the validity of such Eligible Subsidiary's obligations under the Agreement to Participate executed by such Eligible Subsidiary and under this Agreement, and other matters relevant thereto and hereto, all in form and substance satisfactory to the Administrative Agent; and

          (d) receipt by the Administrative Agent on or before such date of the Committed Advance Notes dated such date and executed by such Eligible Subsidiary, one Note in favor of each Bank in a principal amount equal to that Bank's Pro Rata Share of the Commitment, and the Competitive Advance Notes dated such date and executed by such Eligible Subsidiary in favor of each Bank, each in the principal amount of Commitment.

     Each Bank hereby authorizes the Administrative Agent to sign on such Bank's behalf an Agreement to Participate delivered pursuant to clause (a) above, and the Company and each Bank hereby agree that, upon satisfaction by any Eligible Subsidiary of the conditions set forth in the preceding clauses (a), (b) and
(c), such Eligible Subsidiary shall become a "Borrower" hereunder for all purposes hereof. The Administrative Agent shall promptly notify the Banks of whenever an Eligible Subsidiary becomes a Borrower.

     12.2  Notice of Termination.  Any Borrower, other than the Company, that
           ---------------------
has no Advances outstanding to any Bank and is not the account party on any Letter of Credit, may cease to be a "Borrower" for the purposes of this Agreement (and all commitments as to such Borrower shall thereupon terminate) upon notice, in form and substance satisfactory to the Administrative Agent, by such Borrower to the Administrative Agent; provided that such notice shall not
                                           --------
affect any obligation of such Borrower
theretofore incurred. The Administrative Agent shall send prompt written notice to each Bank of any Borrower ceasing, pursuant to this subsection, to be a Borrower.

                                  ARTICLE 13
                                 MISCELLANEOUS
                                 -------------

     13.1  Cumulative Remedies; No Waiver. The rights, powers, privileges and
           ------------------------------
remedies of the Administrative Agent, the Issuing Bank and the Banks provided herein or in any Note or other Loan Document are cumulative and not exclusive of any right, power, privilege or remedy provided by Law or equity. No failure or delay on the part of the Administrative Agent, the Issuing Bank or any Bank in exercising any right, power, privilege or remedy may be, or may be deemed to be, a waiver thereof; nor may any single or partial exercise of any right, power, privilege or remedy preclude any other or further exercise of the same or any other right, power, privilege or remedy. The terms and conditions of Article 8
                                                                     ---------
hereof are inserted for the sole benefit of the Administrative Agent, the Issuing Bank and the Banks; the same may be waived in whole or in part, with or without terms or conditions, in respect of any Loan, Competitive Advance or Letter of Credit without prejudicing the Administrative Agent's, either Issuing Bank's or the Banks' rights to assert them in whole or in part in respect of any other Loan, Competitive Advance or Letter of Credit.

     13.2  Amendments; Consents.  No amendment, modification, supplement,
           --------------------
extension, termination or waiver of any provision of this Agreement or any other Loan Document, no approval or consent thereunder, and no consent to any departure by any Borrower or any other party therefrom, may in any event be effective unless the same shall be in writing and signed by the Majority Banks (or signed by the Administrative Agent at the direction of the Majority Banks) (and, in the case of amendments, modifications or supplements of or to any Loan Document to which a Borrower is a party, the approval in writing of such Borrower), and then only in the specific instance and for the specific purpose given; and, without the approval in writing of all the Banks, no amendment, modification, supplement, termination, waiver or consent may be effective:

          (a) To extend the final maturity of any Loan or Note beyond the Maturity Date, or reduce the rate of interest (other than any waiver of any increase in the interest rate applicable to any of the Loans pursuant to
     Section 3.9) or fees in respect of the Commitment, the Loans or the Letters of Credit, or extend the time of payment of interest or fees in respect thereof, or reduce the principal amount of the Obligations;

          (b) To amend or modify the provisions of the definitions of "Commitment", "Maturity Date", or "Majority Banks"; or this Section;
      ----------    -------------       --------------

          (c)  To release any guarantor; or

          (d) To amend or modify any provision of this Agreement that expressly requires the consent or approval of all the Banks.

In addition, no amendment, modification, supplement, termination, waiver or consent shall, unless in writing and signed by the Administrative Agent in addition to the Banks required above to take such action, affect the rights or duties of the Administrative Agent acting in such capacity under this Agreement or any Note. No amendment, modification, supplement, termination, waiver or consent shall, unless in writing and signed by the Issuing Bank, affect any provisions hereof relating to the Letters of Credit. Any amendment, modification, supplement, termination, waiver or consent pursuant to this Section shall apply equally to, and shall be binding upon, all the Banks, the Issuing Bank, the Administrative Agent and each Borrower. Copies of all amendments, modifications, supplements, terminations, waivers and consents shall be distributed to the Administrative Agent, each Bank, the Issuing Bank and each Borrower.

     13.3  Costs, Expenses and Taxes.  The Company shall pay on demand the
           -------------------------
reasonable costs and expenses (a) of the Arranger and the Administrative Agent in connection with the negotiation, preparation, execution and delivery of the Loan Documents (including, without limitation, the reasonable legal fees and out-of-pocket expenses of O'Melveny & Myers LLP), and, (b) if a Borrower requests the amendment, waiver, supplement or modification the Loan Documents, of the Administrative Agent and the Issuing Bank in connection with any such amendment, waiver, supplement or modification, and (c) if any Default has occurred, of the Administrative Agent, the Issuing Bank and the Banks in connection with any workout, restructuring, reorganization (including a
                                                            ---------
bankruptcy reorganization) and in any event enforcement or attempted enforcement of the Loan Documents, and any matter related thereto, including, without
                                                       ---------
limitation, out-of-pocket expenses and the reasonable fees and out-of-pocket expenses of any legal counsel, independent public accountants and other outside experts retained by the Administrative Agent, the Issuing Bank or any Bank, and including, without limitation, any costs, expenses or fees incurred or suffered
---------
by the Administrative Agent, the Issuing Bank or any Bank in connection with or during the course of any bankruptcy or insolvency proceedings of the Company or any Subsidiary thereof. The Company shall pay any and all documentary and other taxes (other than income or gross receipts taxes generally applicable to banks) and all costs, expenses, fees and charges payable or determined to be payable in connection with the filing or recording of this Agreement, any other Loan Document or any other instrument or writing to be delivered hereunder or thereunder, or in connection with any transaction pursuant hereto or thereto, and shall reimburse, hold harmless and indemnify the Arranger, the Administrative Agent, the Issuing Bank and the Banks from and against any and all loss, liability or legal or other expense with respect to or resulting from any delay in paying or failure to pay any tax, cost, expense, fee or charge or that any of them may suffer or incur by reason of the failure of any party (other than the Arranger, the Administrative Agent, the Issuing Bank or any Bank) to perform any of its Obligations.

     13.4  Obligation to Make Payments in Dollars. The obligation of the
           --------------------------------------
Borrowers to make payments in dollars of the principal and interest becoming due and payable on each Loan and each Competitive Advance, and to pay all other Obligations hereunder, (i) shall not be discharged or satisfied by any tender, or any recovery pursuant to any judgment, which is expressed in or converted into any currency other than dollars, except to the extent that such tender or recovery shall result in the actual receipt by the Administrative Agent, the Banks and the Issuing Bank of the full amount of dollars expressed to be payable in respect of the principal and interest of each Loan and each Competitive Advance and in respect of each other Obligation, (ii) shall be enforceable as an alternative or additional cause of action for the purpose of recovering in dollars the amount, if any, by which such actual receipt shall fall short of the full amount of dollars so expressed to be payable and (c) shall not be affected by judgment being obtained for any other sum due under this Agreement.

     13.5  Nature of Banks' Obligations.  The obligations of the Banks hereunder
           ----------------------------
are several and not joint or joint and several. Nothing contained in this Agreement or any other Loan Document and no action taken by the Administrative Agent, the Issuing Bank or the Banks or any of them pursuant hereto or thereto may, or may be deemed to, make the Banks a partnership, an association, a joint venture or other entity, either among themselves or with the Company or any Affiliate of the Company. Each Bank's obligation to make any Advance pursuant hereto is several and not joint or joint and several, and is not conditioned upon the performance by all other Banks of their obligations to make Advances. If any Bank defaults in its obligation to make any Advance to a Borrower after the fulfillment of all conditions precedent to that Advance, then the Company may terminate this Agreement with respect to that Bank upon fulfillment of each of the following conditions:

          (i) the Borrower shall have paid to the affected Bank the principal amount of all outstanding Advances made by that Bank, together with all accrued but unpaid interest, costs, fees and expenses related thereto; and

          (ii) the Company shall have notified the Administrative Agent and each of the Banks of the termination.

A default by any Bank will not increase the amount of the Commitment attributable to any other Bank, and any Bank not in default may, if it desires, assume in such proportion as the nondefaulting Banks agree the obligations of any Bank in default, but is not obligated to do so. Should the Company elect, as aforesaid, to terminate this Agreement with respect to any Bank, then the Commitment shall automatically be reduced by a percentage equal to the Pro Rata Share of the Commitment of the affected Bank, and the remaining Bank or Banks shall have that Pro Rata Share in the reduced Commitment which is allocable to their Advances.

     13.6  Survival.  All representations and warranties contained herein or in
           --------
any other Loan Document, or in any certificate or other writing delivered by or on behalf of any one or more of the Parties to any Loan Document, will survive the making of the Advances hereunder and the execution and delivery of the Notes, and have been or will be relied upon by the Administrative Agent, the Issuing Bank and each Bank, notwithstanding any investigation made by the Administrative Agent, the Issuing Bank or any Bank or on their behalf. The obligations of the Company under Sections 3.7 and 3.8 shall survive for thirty
                                 ------------     ---
(30) days following the termination of this Agreement and the repayment of the Notes.

     13.7  Notices.  All notices, requests, demands, directions and other
           -------
communications to the Issuing Bank provided for hereunder or under any other Loan Document must be in writing and must be mailed, telegraphed, telecopied or delivered to: John Williams, Citibank, N.A., Two Penns Way, Suite 200, New Castle, DE 19720 with a copy to Deborah Ironson, Citicorp Securities, Inc., 787 West Fifth Street, 29th Floor, Los Angeles, CA 90071. All notices, requests, demands, and other communications to the Administration Agent provided for hereunder or under any other Loan Document must be mailed, telegraphed, telecopied or delivered to: Citibank, N.A., 399 Park Avenue, New York, New York 10043 with a copy to Deborah Ironson, Citibank Securities, Inc., 787 West Fifth Street, 29th Floor, Los Angeles, CA 90071. Except as otherwise expressly
                                             ------
provided in the Loan Documents, all notices, requests, demands, directions and other communications provided for hereunder or under any other Loan Document must be in writing and must be mailed, telegraphed, telecopied or delivered to the appropriate party at the address set forth on the signature pages of this Agreement or other applicable Loan Document or, as to any party to any Loan Document, at any other address as may be designated by it in a written notice sent to all other parties to such Loan Document in accordance with this Section. Except as otherwise expressly provided in any Loan Document, if any notice,
------
request, demand, direction or other communication required or permitted by any Loan Document is given by mail it will be effective on the earlier of receipt or the fifth calendar day after deposit in the United States mail with first class or airmail postage prepaid; if given by telegraph or cable, when delivered to the telegraph company with charges prepaid; if given by telecopier, when sent; or if given by personal delivery, when delivered.

     13.8  Execution of Loan Documents.  Unless the Administrative Agent
           ---------------------------
otherwise specifies with respect to any Loan Document, this Agreement and any other Loan Document may be executed in any number of counterparts and any party hereto or thereto may execute any counterpart, each of which when executed and delivered will be deemed to be an original and all of which counterparts of this Agreement or any other Loan Document, as the case may be, when taken together will be deemed to be but one and the same instrument. The execution of this Agreement or any other Loan Document by any party hereto or thereto will not become effective until counterparts hereof or thereof, as the case may be, have been executed by all the parties hereto or thereto.

     13.9  Binding Effect; Assignment. This Agreement and the other Loan
           --------------------------
Documents shall be binding upon and shall inure to the benefit of the parties hereto and thereto and their respective successors and assigns, except that a
                                                                ------
Borrower and/or its Affiliates may not assign their rights hereunder or thereunder or any interest herein or therein without the prior written consent of all the Banks. Each Bank shall have the right in accordance with this Section to sell, assign, pledge or transfer all or any portion of its rights hereunder or under the Note of that Bank and to grant any participation or other interest herein or therein; provided that no such sale, assignment, pledge, transfer or
                   --------
participation grant shall make any assignment which would have the effect of result in requiring registration under the Securities Act of 1933, as amended, or qualification under any state securities laws. Each Bank represents that it is not acquiring the Notes with a view to the distribution thereof within the meaning of the Securities Act of 1933, as amended (subject to any requirement that disposition of the Notes must be within the control of such Bank). Any Bank may assign, from time to time, any or all of its rights and obligations hereunder and all or any portion of its share of the Commitments to an Affiliate of that Bank or, with the approval of the Company (which approval will not be unreasonably withheld), to any other financial institution acceptable to the Administrative Agent, subject to the assumption by the assignee of the share of the Commitments so assigned. Any assignment shall also require the consent of the Issuing Bank, such consent not to be unreasonably withheld. Any such assignment shall be evidenced by an Assignment Agreement substantially in the form of Exhibit J, executed by each of the parties and a copy of which shall be delivered to the Administrative Agent. Upon such execution and delivery, from and after the effective date specified in each Assignment Agreement (y) the assignee thereunder shall be a party hereto and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such Assignment Agreement, have the rights and obligations of a Bank hereunder and (z) the Bank assignor thereunder shall, to the extent that rights and obligations hereunder have been assigned by it pursuant to such Assignment Agreement, relinquish its rights and be released from its obligations under this Agreement (and, in the case of an Assignment Agreement covering all or the remaining portion of an assigning Bank's rights and obligations under this Agreement, such Bank shall cease to be a party hereto). The Pro Rata Share of each Bank of the Commitments hereunder shall be modified to reflect the Pro Rata Share of the Commitment of such assignee and, if any such assignment occurs while any Loan is outstanding new Notes shall, upon surrender of the assigning Bank's Notes, be issued to such assignee and to the assigning Bank as necessary to reflect the new Pro Rata Share of the Commitments of the Bank and of assignee. Notwithstanding any other provision set forth in this Agreement, any Bank may assign or pledge, as collateral or otherwise, all or any portion of its rights under this Agreement (including without limitation, rights to payments of principal and/or interest under the Notes held by it), but not its obligations, to any Federal Reserve Bank or any Affiliate in order that such Affiliate may assign or pledge such rights to any Federal Reserve Bank, in each case, without notice to or consent from any Borrower or the Administrative Agent; provided, however, that such
                                               --------  -------
Federal Reserve Bank or Affiliate shall not, by reason of such assignment, become a "Bank" hereunder for any purpose whatsoever and any such Bank shall not be released from any of its obligations hereunder as a result of such assignment or pledge. Any Bank may grant, from time to time, a participation interest in the rights of that Bank under its Note and this Agreement to any financial institution, without notice to or the approval of the Administrative Agent or the Borrowers. The grant of such a participation interest shall be on such terms as the granting Bank determines are appropriate, provided only that (a) such Bank's rights and obligations under this Agreement (including, without limitation, its Commitment) shall remain unchanged, (b) such Bank shall remain solely responsible to the other parties hereto for the performance of such obligations, (c) such Bank shall remain the holder of any such Note for all purposes of the Agreement, (d) the Borrowers, the Administrative Agent and the other Banks shall continue to deal solely and directly with such Bank in connection with such Bank's rights and obligations under this Agreement, (e) no participant under any such participation shall have any right to approve any amendment or waiver of any provision of any Loan Document, or any consent to any departure by any Borrower therefrom, except to the extent that such amendment, waiver or consent would reduce the principal of, or interest (other than increased interest following default pursuant to Section 3.9) on, the Notes or any fees or other amounts payable hereunder, in each case to the extent subject to such participation, postpone the Maturity Date, or date fixed for payment of interest on, the Notes or any fees or other amounts payable hereunder, in each case to the extent subject to such participation, or release the

Company from its Obligations under Article 11 hereof, and (f) no Borrower shall be subject to any increased liability to any Bank pursuant to this Agreement by virtue of such participation. No participant shall constitute a "Bank" under this Agreement or any Loan Document, and the Borrowers shall continue to deal solely and directly with the Administrative Agent and the Banks.

      13.10  Setoff Rights.  If an Event of Default has occurred and is
             -------------
continuing, the Administrative Agent, the Issuing Bank and each Bank (but only with the consent of the Majority Banks) is hereby authorized to the fullest extent permitted by law to setoff and apply any funds in any deposit account maintained with it by any Borrower and/or any Property of any Borrower in its possession against the Obligations.

      13.11  Sharing of Setoffs.  Each Bank severally agrees that if it, through
             ------------------
the exercise of any right of setoff, banker's lien or counterclaim against any Borrower, or otherwise, receives payment, through any means, of the Obligations held by it that is in excess of that Bank's proportionate share of the Total Outstandings as applied to such payment, then: (a) The Bank exercising the right of setoff, banker's lien or counterclaim or otherwise receiving such payment shall purchase, and shall be deemed to have simultaneously purchased, from the other Bank a participation in the Obligations held by the other Bank and shall pay to the other Bank a purchase price in an amount so that the share of the Obligations held by each Bank after the exercise of the right of setoff, banker's lien or counterclaim or receipt of payment shall be in the same proportion that existed prior to the exercise of the right of setoff, banker's lien or counterclaim or receipt of payment; and (b) such other adjustments and purchases of participations shall be made from time to time as shall be equitable to ensure that all of the Banks share any payment obtained in respect of the Obligations ratably in accordance with each Bank's share of the Obligations immediately prior to, and without taking into account, the payment; provided that, if all or any portion of a disproportionate payment obtained as a
--------
result of the exercise of the right of setoff, banker's lien, counterclaim or otherwise is thereafter recovered from the purchasing Bank by any Borrower or any Person claiming through or succeeding to the rights of any Borrower, the purchase of a participation shall be rescinded and the purchase price thereof shall be restored to the extent of the recovery, but without interest. Each Bank that purchases a participation in the Obligations pursuant to this Section shall from and after the purchase have the right to give all notices, requests, demands, directions and other communications under this Agreement with respect to the portion of the Obligations purchased to the same extent as though the purchasing Bank were the original owner of the Obligations purchased. Each Borrower expressly consents to the foregoing arrangements and agrees that any Bank holding a participation in an Obligation so purchased may exercise any and all rights of setoff, banker's lien or counterclaim with respect to the participation as fully as if the Bank were the original owner of the Obligation purchased; provided, however, that each Bank agrees that
                                   --------  -------
it shall not exercise any right of set off, banker's lien or counterclaim without first obtaining the consent of the Majority Banks.

     13.12  Indemnity by the Company.  The Company agrees to indemnify, save and
            ------------------------
hold harmless each Arranger, the Issuing Bank, the Administrative Agent and each Bank and their Affiliates, directors, officers, agents, attorneys, advisors and employees (collectively the "Indemnitees") from and against: (a) any and all
                             -----------
claims, demands, actions or causes of action if the claim, demand, action or cause of action arises out of or relates to the Commitment, the use or contemplated use of proceeds of any Advance, any drawing under any Letter of Credit, any transaction contemplated by this Agreement, or any relationship or relationship alleged to exist by any Borrower, its Affiliates or any other third party of any Indemnitee to any Borrower related to this Agreement; (b) any administrative or investigative proceeding by any Governmental Agency arising out of or related to a claim, demand, action or cause of action described in clause (a) above; and (c) any and all liabilities, losses, costs or expenses (including attorneys' fees and disbursements and other professional services)
 ---------
that any Indemnitee suffers or incurs as a result of the assertion of any foregoing claim, demand, action or cause of action; provided that no Indemnitee
                                                    --------
shall be entitled to indemnification for any loss caused by its own gross negligence or willful misconduct. If any claim, demand, action or cause of action is asserted against any Indemnitee, such Indemnitee shall promptly notify the Company, but the failure to so promptly notify the Company shall not affect the Company's obligations under this Section unless such failure materially prejudices the Company's right to participate in the contest of such claim, demand, action or cause of action, as hereinafter provided. If requested by the Company in writing, such Indemnitee shall in good faith contest the validity, applicability and amount of such claim, demand, action or cause of action and shall permit the Company to participate in such contest. Any Indemnitee that proposes to settle or compromise any claim or proceeding for which the Company may be liable for payment of indemnity hereunder shall give the Company written notice of the terms of such proposed settlement or compromise reasonably in advance of settling or compromising such claim or proceeding and shall obtain the Company's prior consent. In connection with any claim, demand, action or cause of action covered by this Section against more than one Indemnitee, all such Indemnitees shall be represented by the same legal counsel selected by the Indemnitees and reasonably acceptable to the Company; provided that, if such
                                                      --------
legal counsel determines in good faith that representing all such Indemnitees would or could result in a conflict of interest under Laws or ethical principles applicable to such legal counsel or that a defense or counterclaim is available to an Indemnitee that is not available to all such Indemnitees, then to the extent reasonably necessary to avoid such a conflict of interest or to permit unqualified assertion of such a defense or counterclaim, each Indemnitee shall be entitled to separate representation by legal counsel selected by that Indemnitee and reasonably acceptable to the Company, with all such legal counsel using reasonable efforts to avoid unnecessary duplication of effort by counsel for all Indemnitees; provided further that the amount of the
                                       --------
legal fees to be reimbursed by the Company shall be limited to an amount reasonably determined following consultation among the Company, the Administrative Agent, the Banks and their respective legal counsel, to be equal to the amount that would have been expended if the Indemnitees have been represented by one counsel. Any obligation or liability of the Company to any Indemnitee under this Section shall survive the expiration or termination of this Agreement and the repayment of all Advances and the payment and performance of all other Obligations owed to the Banks.

     13.13  No Third Parties Benefited.  This Agreement is made for the purpose
            --------------------------
of defining and setting forth certain obligations, rights and duties of the Borrowers, the Administrative Agent, the Issuing Bank and the Banks in connection with the Loans, Advances and Letters of Credit, and is made for the sole benefit of the Borrowers, the Administrative Agent, the Issuing Bank and the Banks, and the Administrative Agent's, the Issuing Bank's and the Banks' successors and assigns. Except as provided in Sections 13.8 and 13.11, no other
                        ------                -------------     -----
Person shall have any rights of any nature hereunder or by reason hereof.

     13.14  Confidentiality.  Each of the Administrative Agent, the Issuing Bank
            ---------------
and each Bank agrees to hold any confidential information that it may receive from any Borrower pursuant to this Agreement in confidence: except for
                                                            ------
disclosure: (a) to other Banks; (b) to legal counsel, accountants and other professional advisors to any Borrower or the Administrative Agent, the Issuing Bank or any Bank; (c) to regulatory officials having jurisdiction over the Administrative Agent, the Issuing Bank or a Bank; (d) as required by Law or legal process or in connection with any legal proceeding to which the Administrative Agent, the Issuing Bank or a Bank and that Borrower are adverse parties; (e) to Affiliates of the Administrative Agent by the Administrative Agent and (f) to Affiliates of a Bank or to another financial institution, in each case, in connection with a disposition or proposed disposition to that financial institution of all or part of that Bank's interests hereunder or a participation interest in its Note, provided that such disclosure is made
                                    --------
subject to an appropriate confidentiality agreement on terms substantially similar to this Section. For purposes of the foregoing, "confidential information" shall mean any information respecting the Company or its Subsidiaries reasonably considered by the Company to be confidential, other than
                                                                      ----------
(i) information previously filed with any Governmental Agency and available to the public, (ii) information previously published in any public medium from a source other than, directly or indirectly, that Bank, and (iii) information previously disclosed by a Borrower to any Person not associated with that Borrower without a written confidentiality agreement substantially similar to this Section. Nothing in this Section shall be construed to create or give rise to any fiduciary duty on the part of the Administrative Agent, the Issuing Bank or the Banks to the Borrowers.

     13.15  Further Assurances.  The Company and its Subsidiaries shall, at
            ------------------
their expense and without expense to the Banks, the Issuing Bank or the Administrative Agent, do, execute and deliver such further acts and documents as any Bank, the Issuing Bank or the Administrative Agent from time to time reasonably requires for the assuring and confirming unto the Banks, the Issuing Bank or the Administrative Agent of the rights hereby created or intended now or hereafter so to be, or for carrying out the intention or facilitating the performance of the terms of any Loan Document.

     13.16  Removal of Bank.  As of the date any Bank is removed at the request
            ---------------
of the Company, whether pursuant to Section 3.7, Section 3.8 or otherwise, (i) all obligations of such Bank under this Agreement shall be released and terminated and (ii) such Bank's Pro Rata Share of the Commitment shall be terminated, including such Bank's participation in any Letter of Credit. The removal of any such Bank shall be subject to the satisfaction of the following conditions:

          (a) The Company shall compensate any such Bank so replaced for (i) any breakage costs incurred due to the removal of such Bank, as determined by such Bank in good faith, and (ii) all accrued interest and fees owing to such Bank pursuant to this Agreement as of the date such Bank is so replaced; and

          (b) Such Bank shall receive payment of principal of all Advances made to any Borrower hereunder.

     13.17  Integration.  This Agreement, together with the other Loan
            -----------
Documents, comprises the complete and integrated agreement of the parties on the subject matter hereof and supersedes all prior agreements, written or oral, on the subject matter hereof. In the event of any conflict between the provisions of this Agreement and those of any other Loan Document, the provisions of this Agreement shall control and govern; provided that the inclusion of supplemental
                                    --------
rights or remedies in favor of the Administrative Agent, the Issuing Bank or the Banks in any other Loan Document shall not be deemed a conflict with this Agreement. Each Loan Document was drafted with the joint participation of the respective parties thereto and shall be construed neither against nor in favor of any party, but rather in accordance with the fair meaning thereof.

     13.18  Severability of Provisions.  Any provision in any Loan Document that
            --------------------------
is held to be inoperative, unenforceable or invalid as to any party or in any jurisdiction shall, as to that party or jurisdiction, be inoperative, unenforceable or invalid without affecting the remaining provisions or the operation, enforceability or validity of that provision as to any other party or in any other jurisdiction, and to this end the provisions of all Loan Documents are declared to be severable.

     13.19  Independent Covenants.  Each covenant in Articles 5, 6 and 7 is
            ---------------------                    -------- -  -     -
independent of the other covenants in those Articles; the breach of any such covenant shall not be excused by the fact that the circumstances underlying such breach would be permitted by another such covenant.

     13.20  Headings.  Article and Section headings in this Agreement and the
            --------
other Loan Documents are included for convenience of reference only and are not part of this Agreement or the other Loan Documents for any other purpose.

     13.21  Time of the Essence.  Time is of the essence of the Loan Documents.
            -------------------

     13.22  Applicable Law.  THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF
            --------------
THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF CALIFORNIA (INCLUDING
SECTION 1646.5 OF THE CIVIL CODE OF THE STATE OF CALIFORNIA) WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

     13.23  Consent to Jurisdiction and Service of Process. ALL JUDICIAL
            ----------------------------------------------
PROCEEDINGS BROUGHT AGAINST THE BORROWERS ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR ANY OBLIGATIONS THEREUNDER, MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE OF CALIFORNIA, COUNTY AND CITY OF LOS ANGELES, BY EXECUTING AND DELIVERING THIS AGREEMENT, EACH BORROWER, FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, IRREVOCABLY

           (I) ACCEPTS GENERALLY AND UNCONDITIONALLY THE NONEXCLUSIVE JURISDICTION AND VENUE OF SUCH COURTS;

           (II) WAIVES ANY DEFENSE OF FORUM NON CONVENIENS;

           (III) AGREES THAT SERVICE OF ALL PROCESS IN ANY SUCH PROCEEDING IN ANY SUCH COURT MAY BE MADE BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO THE COMPANY AND ITS ADDRESS PROVIDED IN ACCORDANCE WITH SUBSECTION 13.6;

           (IV) AGREES THAT SERVICE AS PROVIDED IN CLAUSE (III) ABOVE IS SUFFICIENT TO CONFER PERSONAL JURISDICTION OVER SUCH BORROWER IN ANY SUCH PROCEEDING IN ANY SUCH COURT, AND OTHERWISE CONSTITUTES EFFECTIVE AND BINDING SERVICE IN EVERY RESPECT;

           (V) AGREES THAT THE ADMINISTRATIVE AGENT, THE BANKS, AND THE ISSUING BANK RETAIN THE RIGHT TO SERVE

     PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO BRING PROCEEDINGS AGAINST SUCH BORROWER IN THE COURTS OF ANY OTHER JURISDICTION; AND

           (VI) AGREES THAT THE PROVISIONS OF THIS SUBSECTION 13.24 RELATING TO JURISDICTION AND VENUE SHALL BE BINDING AND ENFORCEABLE TO THE FULLEST EXTENT PERMISSIBLE UNDER CALIFORNIA CODE OF CIVIL PROCEDURE SECTION 410.40.

     13.24  Waiver of Jury Trial. EACH OF THE PARTIES TO THIS AGREEMENT HEREBY
            --------------------
AGREES TO WAIVE ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS OR ANY DEALINGS BETWEEN THEM RELATING TO THE SUBJECT MATTER OF THIS LOAN TRANSACTION OR THE LENDER/BORROWER RELATIONSHIP THAT IS BEING ESTABLISHED. The scope of this waiver is intended to be all-encompassing of any and all disputes that may be filed in any court and that relate to the subject matter of this transaction, including contract claims, tort claims, breach of duty claims and all other common law and statutory claims. Each party hereto acknowledges that this waiver is a material inducement to enter into a business relationship, that each has already relied on this waiver in entering into this Agreement, and that each will continue to rely on this waiver in their related future dealings. Each party hereto further warrants and represents that it has reviewed this waiver with its legal counsel and that it knowingly and voluntarily waives its jury trial rights following consultation with legal counsel. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING (OTHER THAN BY A MUTUAL WRITTEN WAIVER SPECIFICALLY REFERRING TO THIS SUBSECTION
13.25 AND EXECUTED BY EACH OF THE PARTIES HERETO), AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THE LOANS MADE HEREUNDER. In the event of litigation, this Agreement may be filed as a written consent to a trial by the court.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

                                      THE COMPANY:

                                      AMGEN INC.

                                      By:  /s/ Kathryn E. Falberg
                                         ------------------------------
                                             Kathryn E. Falberg

                                      Title: Vice President, Finance,
                                             Chief Financial Officer and
                                             Chief Accounting Officer

                                      Address:

                                      Amgen Inc.
                                      One Amgen Center Drive
                                      Thousand Oaks, California  91320-1789

                                      Attn: Treasurer
                                      cc:   Secretary

                                      Telecopier:  (805) 499-8011
                                      Telephone:   (805) 447-1000

                                      BORROWING SUBSIDIARIES:

                                      AMGEN PUERTO RICO, INC.

                                      By:  /s/ Kathryn E. Falberg
                                         -----------------------------
                                               Kathryn E. Falberg

                                      Title: Chief Financial Officer and
                                             Treasurer

                                      Address:

                                      Amgen Inc.
                                      One Amgen Center Drive
                                      Thousand Oaks, California  91320-1789

                                      Attn: Treasurer
                                      cc:   Secretary

                                      Telecopier:  (805) 499-8011
                                      Telephone:   (805) 447-1000

                                      THE ADMINISTRATIVE AGENT:
                                      CITICORP USA, INC.

                                      By: /s/ Deborah Ironson
                                         ---------------------------
                                      Title:  Attorney-In-Fact
                                            ------------------------
                                      By:
                                         ---------------------------
                                      Title:
                                            ------------------------

                                      THE ISSUING BANK:

                                      CITIBANK, N.A.

                                      By: /s/ Marjorie Futornick
                                         ---------------------------
                                              Marjorie Futornick

                                      Title:  Vice President
                                            ------------------------
                                      By:
                                         ---------------------------
                                      Title:
                                            ------------------------

                                      THE BANKS:

                                      CITICORP USA, INC.

                                      By: /s/ Deborah Ironson
                                         ---------------------------
                                      Title:  Attorney-In-Fact
                                            ------------------------

                                      Address:

                                      787 West Fifth Street
                                      29th Floor
                                      Los Angeles, California  90071

                                      Attn:  Deborah Ironson/Banker

                                      Telecopier:  (213) 623-3592
                                      Telephone:   (213) 239-1424

                                      BANCA COMMERCIALE
                                      ITALIANA, LOS ANGELES
                                      FOREIGN BRANCH

                                      By: /s/ E. Bombieri   /s/ J. Wityak
                                         ---------------------------------------
                                              E. Bombieri       J. Wityak
                                      Title: V.P. & MANAGER        V.P.
                                            ------------------------------------

                                      Address:

                                      555 South Flower
                                      43rd Floor
                                      Los Angeles, California 90071

                                      Attn:  Jack Wityak

                                      ABN AMRO BANK N.V.

                                      By: /s/ Heather F. Brandt
                                         ---------------------------------
                                      Title: Heather F. Brandt
                                             -----------------------------
                                              Vice President
                                             -----------------------------

                                      By: /s/ Ellen M. Coleman
                                         ---------------------------------
                                      Title:  Ellen M. Coleman
                                             -----------------------------
                                             Vice President/Director
                                             -----------------------------

                                      Address:

                                      300 South Grand Avenue
                                      Suite 2650
                                      Los Angeles, California 90071

                                      Attn:  Ellen Coleman

                                      SANWA BANK, LIMITED
                                      LOS ANGELES BRANCH

                                      By: /s/ Toshiko Boyd
                                         -----------------------------
                                      Title: Vice President
                                            --------------------------

                                      Address:

                                      601 South Figueroa Street
                                      W5-4
                                      Los Angeles, California 90017

                                      Attn:  Toshiko Boyd

                                      BANK OF AMERICA NT & SA

                                      By: /s/ Therese A. Fontaine
                                         --------------------------------
                                      Title:  Vice President
                                            -----------------------------

                                      Address:

                                      555 South Flower
                                      11th Floor-5413
                                      Los Angeles, California 90071

                                      Attn:  Gigi Johnson

                                   EXHIBIT A

                                   EXHIBIT A

                       [FORM OF AGREEMENT TO PARTICIPATE]

                            AGREEMENT TO PARTICIPATE
                            ------------------------
                                                            ______________, ____

CITICORP USA, INC.


 as Administrative Agent (the "Administrative Agent") for the Banks referred to in the Credit Agreement dated as of May __, 1998, among Amgen Inc., the Borrowing Subsidiaries therein named, the Banks therein named, Citibank, N.A. as Issuing Bank, and Citicorp USA, Inc., as Administrative Agent (the "Credit Agreement")

Ladies and Gentlemen:

          The terms not defined herein which are defined in the Credit Agreement shall have for the purposes hereof the meaning provided therein.

          1. [name of Eligible Subsidiary], a [jurisdiction of incorporation] corporation ("Participant"), hereby elects to become a Borrower for all purposes of the Credit Agreement, effective on the date hereof.

          2. Participant hereby agrees to perform all obligations of a Borrower under, and to be bound in all respects by the terms of, the Credit Agreement and agrees that the Banks and the Administrative Agent shall be entitled to the benefits of, and shall have all of the rights and remedies against Participant described in, the Credit Agreement, as if Participant were named as a Borrower therein and were a signatory party thereto.

          3.  Participant represents and warrants that:

          a. Participant is a corporation duly formed, validly existing and in good standing under the laws of its jurisdiction of incorporation, is an Eligible Subsidiary and has all requisite corporate power and authority to enter into and perform its obligations hereunder and under the Loan Documents.

          b. The execution and delivery by Participant of this Agreement to Participate and the Notes, and the performance by it of this Agreement to Participate and the Loan Documents, have been duly authorized by all necessary corporate action, and do not (i) require any consent or approval not heretofore obtained of any partner, director, stockholder, security holder or creditor of Participant; (ii) result in or require the creation or imposition of any Lien upon or with respect to any Property now owned or leased or hereafter acquired by Participant; (iii) violate, to the best knowledge of Participant, any Requirement of Law applicable to Participant; or (iv) result (or, with the giving of notice or passage of time or both, would result) in a breach of or default under, or cause or permit the acceleration of any obligation owed under any Contractual Obligation to which Participant is a party or by which Participant or any of its Property is bound or affected; except, in each case, where violation of, or default under, any such Requirement of Law or Contractual Obligation would not constitute a Material Adverse Effect.

          c.  Subject to the representations of the Banks contained in Section
                                                                       -------
       13.9 of the Credit Agreement, no authorization, consent, approval,
       ----
       order, license or permit from, or filing, registration or qualification with, any Governmental Agency is required to authorize or permit under applicable Laws the execution, delivery and performance by Participant of this Agreement to Participate or for the performance by Participant of the Loan Documents.

          4. This Agreement to Participate shall be governed by and construed in accordance with the Laws of the state of California applicable to contracts
made and performed in such state.   Participant agrees that each of the
provisions of the Credit Agreement shall apply to it and to this Agreement to Participate as if it were an original Borrowing Subsidiary signatory thereto and the Agreement to Participate were referenced therein.

          5. This Agreement to Participate may be signed in any number of counterparts, each of which shall constitute an original, with the same effect as if the signatures hereto and thereto were upon the same instrument.

                                     [NAME OF ELIGIBLE SUBSIDIARY]

                                     By:________________________
                                     Title:_____________________

                                     CITICORP USA, INC.,
                                     as Administrative Agent

                                     By:________________________
                                     Title:_____________________



     This Agreement is hereby acknowledged and consented to on and as of the date set forth above.



                                      AMGEN INC.

                                      By:________________________
                                      Title:_____________________

                                   EXHIBIT B

                        [FORM OF COMMITTED ADVANCE NOTE]

                             COMMITTED ADVANCE NOTE
                             ----------------------

$_____________                                               May__, 1998
                                               Thousand Oaks, California



          FOR VALUE RECEIVED, the undersigned promises to pay to the order of _____________________________________ (the "Bank"), the principal amount of
______________ Dollars ($_________), or such lesser aggregate amount of Committed Advances as may be made pursuant to the Bank's Pro Rata Share of the Commitment under the Credit Agreement hereinafter described, payable as hereinafter set forth. The undersigned promises to pay interest on the principal amount of each Committed Advance made hereunder and remaining unpaid from time to time from the date of each such Committed Advance until the date of payment in full, payable as hereinafter set forth.

          Reference is made to the Credit Agreement dated as of May __, 1998 (as amended from time to time, the "Credit Agreement"), among Amgen Inc., the Borrowing Subsidiaries therein named, the Banks therein named, Citibank, N.A., as Issuing Bank, and Citicorp USA, Inc., as Administrative Agent. Terms defined in the Credit Agreement and not otherwise defined herein are used herein with the meanings defined for those terms in the Credit Agreement. This is one of the Committed Advance Notes ("Note") referred to in the Credit Agreement, and any holder hereof is entitled to all of the rights, remedies, benefits and privileges provided for in the Credit Agreement as originally executed or as it may from time to time be supplemented, modified, amended, renewed, extended or supplanted. The Credit Agreement, among other things, contains provisions for acceleration of the maturity hereof upon the happening of certain stated events upon the terms and conditions therein specified.

          The principal indebtedness evidenced by this Note shall be payable as provided in the Credit Agreement and in any event on the Maturity Date.

          Interest shall be payable on the outstanding daily unpaid principal amount of each Committed Advance hereunder from the date thereof until payment in full and shall accrue and be payable at the rates and on the dates set forth in the Credit Agreement both before and after default, before and after maturity and judgment, and before and after the commencement of any proceeding under any Debtor Relief Law with interest on overdue interest to bear interest at the rate set forth in

Section 3.9 of the Credit Agreement, to the extent permitted by applicable Laws.

          The undersigned shall have the right to prepay any amounts outstanding under this Note in accordance with Section 3.1(f) of the Credit Agreement.

          The amount of each payment hereunder shall be made to the Administrative Agent at the Administrative Agent's Office, for the account of the Bank, in lawful money of the United States of America and in immediately available funds not later than 2:00 p.m., New York City time, on the day of payment (which must be a Banking Day). All payments received after 2:00 p.m., New York City time, on any particular Banking Day shall be deemed received on the next succeeding Banking Day.

          The Bank shall use its best efforts to keep a record of Committed Advances made by it and payments received by it with respect to this Note and, subject to Section 10.6(g) of the Credit Agreement, such record shall be presumptive evidence of the principal amount owing under this Note.

          As set forth in Section 13.3 of the Credit Agreement, the undersigned hereby promises to pay the reasonable out-of-pocket costs and expenses of any holder hereof incurred in collecting the undersigned's obligations hereunder or in enforcing any holder's rights hereunder, including attorneys' fees and disbursements.

          The undersigned hereby waives presentation, demand for payment, dishonor, notice of dishonor, protest, notice of protest and any other notice of formality, to the fullest extent permitted by applicable Laws.

          THIS NOTE SHALL BE DEEMED DELIVERED TO AND ACCEPTED BY THE ADMINISTRATIVE AGENT ON BEHALF OF THE BANK IN THE STATE OF CALIFORNIA, AND SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE.

                                        [BORROWER]



                                        By_____________________________

                                             Its_______________________

                  COMMITTED ADVANCES AND PAYMENTS OF PRINCIPAL
                                UNDER COMMITMENT

                     Amount      Amount
           Type        of          of        Unpaid
            of      Committed   Principal   Principal   Notation
Date      Advance    Advance      Paid       Balance    Made By

                                   EXHIBIT C

                       [FORM OF COMPETITIVE ADVANCE NOTE]

                            COMPETITIVE ADVANCE NOTE
                            ------------------------

$150,000,000                                                     May __, 1998
                                                    Thousand Oaks, California


          FOR VALUE RECEIVED, the undersigned promises to pay to the order of ____________________________________ (the "Bank"), the principal amount of One
Hundred and Fifty Million Dollars ($150,000,000), or such lesser aggregate amount of Competitive Advances as may be made pursuant to Section 2.4 of the Credit Agreement hereinafter described, payable as hereinafter set forth. The undersigned promises to pay interest on the principal amount of each Competitive Advance made hereunder and remaining unpaid from time to time from the date of each such Competitive Advance until the date of payment in full, payable as hereinafter set forth.

          Reference is made to the Credit Agreement dated as of May __, 1998 (as amended from time to time, the "Credit Agreement"), among Amgen Inc., the Borrowing Subsidiaries therein named, the Banks therein named, Citibank, N.A., as Issuing Bank, and Citicorp USA, Inc. as Administrative Agent. Terms defined in the Credit Agreement and not otherwise defined herein are used herein with the meanings defined for those terms in the Credit Agreement. This is one of the Competitive Advance Notes ("Note") referred to in the Credit Agreement, and any holder hereof is entitled to all of the rights, remedies, benefits and privileges provided for in the Credit Agreement as originally executed or as it may from time to time be supplemented, modified, amended, renewed, extended or supplanted. The Credit Agreement, among other things, contains provisions for acceleration of the maturity hereof upon the happening of certain stated events upon the terms and conditions therein specified.

          The principal indebtedness evidenced by this Note shall be payable in accordance with each Competitive Bid of the Bank as provided in the Credit Agreement and in any event on the Maturity Date.

          Interest shall be payable on the outstanding daily unpaid principal amount of each Competitive Advance hereunder from the date thereof until payment in full and shall accrue and be payable in accordance with each Competitive Bid of the Bank as provided in the Credit Agreement both before and after default, before and after maturity and judgment, and before and after the commencement of any proceeding under any Debtor Relief Law with interest on overdue interest to bear interest at the rate set forth in Section 3.9 of the Credit Agreement, to the extent permitted by applicable Laws.

          The undersigned may not prepay the amounts outstanding under this Note without the consent of the holder hereof, in accordance with Section 3.1(g) of the Credit Agreement.

          The amount of each payment hereunder shall be made to the Administrative Agent at the Administrative Agent's Office, for the account of the Bank, in lawful money of the United States of America and in immediately available funds not later than 2:00 p.m., New York City time, on the day of payment (which must be a Banking Day). All payments received after 2:00 p.m., New York City time, on any particular Banking Day shall be deemed received on the next succeeding Banking Day.

          The Bank shall use its best efforts to keep a record of Competitive Advances made by it and payments of principal with respect to this Note and, subject to Section 10.6(g) of the Credit Agreement, such record shall be presumptive evidence of the principal amount owing under this Note.

          As set forth in Section 13.3 of the Credit Agreement, the undersigned hereby promises to pay the reasonable out-of-pocket costs and expenses of any holder hereof incurred in collecting the undersigned's obligations hereunder or in enforcing any holder's rights hereunder, including reasonable attorneys' fees and disbursements.

          The undersigned hereby waives presentment, demand for payment, dishonor, notice of dishonor, protest, notice of protest and any other notice or formality, to the fullest extent permitted by applicable Laws.

          THIS NOTE SHALL BE DEEMED DELIVERED TO AND ACCEPTED BY THE ADMINISTRATIVE AGENT ON BEHALF OF THE BANK IN THE STATE OF CALIFORNIA, AND SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE.

                         [Borrower]

                         By_____________________________

                              Its_______________________

                COMPETITIVE ADVANCES AND PAYMENTS OF PRINCIPAL


      Stated                Amount      Amount
      Fixed                   of          of       Unpaid
     Interest   Maturity  Competitive  Principal  Principal Principal Notation
Date   Rate       Date      Advance      Paid      Balance   Balance   Made By

                                   EXHIBIT D

                           [FORM OF COMPETITIVE BID]

                                COMPETITIVE BID
                                ---------------

                                                   (Date)

[BORROWER]
___________________________
___________________________
___________________________
Attention: ___________________

Ladies and Gentlemen:

          The undersigned _________________________________ ("Bank"), refers to the Credit Agreement dated as of May __, 1998 (the "Agreement"), among Amgen Inc., the Borrowing Subsidiaries therein named, the Banks therein named, Citibank, N.A., as Issuing Bank, and Citicorp USA, Inc., as Administrative Agent. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Agreement. The undersigned hereby makes a Competitive Bid pursuant to Section 2.4(f) of the Agreement, in response to the Competitive Bid Request made by ____________________ (the "Borrower") on ____________________, 19__, for a Competitive Advance in the amount of______________ to bear interest at a fixed interest rate of _____% per annum to be made on 19__, with a maturity date of ______________, 19__.

          The undersigned hereby confirms that it is prepared to extend credit to the Borrower in accordance with Section 2.4(i) of the Agreement upon acceptance by the Borrower of this bid in accordance with Section 2.4(h) of the Agreement.

                               Very truly yours,

                               [NAME OF BANK]

                               By_________________________________

                                    Its___________________________

                               By_________________________________

                                    Its___________________________

                                   EXHIBIT E

                       [FORM OF COMPETITIVE BID REQUEST]

                            COMPETITIVE BID REQUEST
                            -----------------------



To: Each of the Banks party to the Credit Agreement referenced below

     Citicorp USA, Inc.
     Penns Way, Suite 200
     New Castle, DE  19720
     Attn:  John Williams
     Phone:  (302) 894-6013
     Fax:  (302) 894-6120

Ladies and Gentlemen:

          The undersigned, _________________________ (the "Borrower"), refers to the Credit Agreement dated as of May __, 1998 (the "Credit Agreement"), among Amgen Inc., the Borrowing Subsidiaries therein named, the Banks therein named, Citibank N.A., as Issuing Bank, and Citicorp USA, Inc., as Administrative Agent. The Borrower hereby requests pursuant to Section 2.4(b) of the Credit Agreement that the Banks submit Competitive Bids for a Competitive Advance on the following terms:

          (a) Date of Competitive Advance: ______________, 19__

          (b) Amount of Competitive Advance: $___________________

          (c) Maturity Date: ____________________

          In connection with the Competitive Advance requested herein, upon acceptance of any Competitive Bid offered by the Bank in response to this Competitive Bid Request pursuant to Section 2.4(b) of the Credit Agreement, the Borrower shall be deemed to have represented and warranted that the conditions to lending in Section 8.2 of the Credit Agreement have been satisfied.

                                Very truly yours,

                                [BORROWER]

                                By_______________________________

                                     Its_________________________

                                   EXHIBIT F

                        [FORM OF COMPLIANCE CERTIFICATE]

                             COMPLIANCE CERTIFICATE
                             ----------------------


          1. This Compliance Certificate ("Compliance Certificate") is executed and delivered by AMGEN INC., a Delaware corporation (the "Company"), to CITICORP USA, INC. (the "Administrative Agent") pursuant to Section 7.2 of the Credit
                                                   -----------
Agreement (the "Credit Agreement") dated as of May __, 1998 among Amgen Inc., the Borrowing Subsidiaries therein named, the Banks therein named, Citibank, N.A., as Issuing Bank, and Citicorp USA, Inc., as Administrative Agent. Any terms used herein and not defined herein shall have the meanings defined in the Credit Agreement. This Compliance Certificate covers the Company's:


                                Fiscal Quarter ended ________________, ____

                                Fiscal Year ended December 31, _____

          2. The following paragraphs set forth calculations showing whether the Company is in compliance with its obligations pursuant to Sections 6.5, 6.7
                                                              -----------------
and 6.8 of the Credit Agreement, as of the end of the fiscal period set forth in
    ---
paragraph 1 hereof. The calculations also determine the Cross-Default Amount referred to in Section 9.1(f) of the Credit Agreement. Each calculation set
               --------------
forth below identified as "Actual" is derived from the books and records of the Company in accordance with the relevant definitions of financial terms set forth in Section 1.1 of the Credit Agreement, and correctly reflects whether the
   -----------
Company is in compliance with the obligations contained in the applicable Sections of the Credit Agreement parenthetically noted, which obligations are set forth below identified under the column marked "Required/Permitted".

                                                                            Actual             Required/Permitted
                                                                            ------             ------------------
I.     Liens (Section 6.5(e)):
       ----------------------

  (a)  Indebtedness of the Company and its Subsidiaries
       incurred after the date of the Credit Agreement secured by
       Liens                                                                 $___________


  (b)  Total assets of the Company                                           $___________

       (a)                                                          =        $___________      Not greater than 35%
       ---                                                                                     In compliance ___ (Y or N)
       (b)

II.     Interest Charge Coverage Ratio
        ------------------------------
        (Section 6.7):
       -----------------

  (a)   Adjusted Net Income for the four immediately preceding
        Fiscal Quarters

        (i)  Net Income                                                      $___________

       (ii)  Extraordinary Losses                                            $___________

      (iii)  Extraordinary Gains                                             $___________

       (i) + (ii) - (iii)  =                                                 $___________

  (b) Interest Charges during the four immediately preceding Fiscal Quarters

        (i)  Interest, fees, charges and related expenses
             paid or payable (without duplication) to lenders in
             connection with money borrowed or the deferred
             purchase price of assets that is treated as interest
             in accordance with Generally  Accepted Accounting
             Principles excluding interest paid or payable
             (without duplication) for that fiscal period on any
             intercompany loans                                              $___________



        (ii) Portion of rent paid or payable (without
             duplication) under Capital Leases that should be
             treated as interest in accordance with Generally
             Accepted Accounting Principles                                  $___________


        (i) + (ii)                                                   =       $___________

   (c)  Depreciation expense during the four immediately preceding
        Fiscal Quarters                                                      $___________


   (d)  Amortization expense during the four immediately preceding
        Fiscal Quarters                                                      $___________


                                                                               Actual          Required/Permitted
                                                                               ------          ------------------
(e)  Provisions for taxes based on income during the four
     immediately preceding Fiscal Quarters                                     $___________


     (a) + (b) + (c) + (d) + (e)                                         =     ____:1.00       Not less than 3.00:1.00
     ---------------------------                                                               In compliance ___ (Y or N)
                 (b)


III. Tangible Net Worth (Section 6.8):
     --------------------------------

     Items (a), (b) and (c) are to be aggregated for all Fiscal
     Quarters in the Calculation Period, which commences
     January 1, 1998 and ends on the last day of the Fiscal
     Quarter for which the calculation is being made.

(a)  25% of net proceeds of issuance of equity securities
     during all Fiscal Quarters in the Calculation Period                      $___________

(b)  25% of Net Income for all Fiscal Quarters in the
     Calculation Period                                                        $___________

(c)  25% of funds used by the Company to repurchase the
     Company's equity securities during all Fiscal Quarters in the
     Calculation Period                                                        $___________

(d)  Tangible Net Worth:

     (i)  Shareholders' Equity of the
          Company and its Consolidated
          Subsidiaries                                                         $___________


     (ii)  Book value of Intangible
           Assets of the Company and its
           Consolidated Subsidiaries                                           $___________


     (i) - (ii)                                                          =     $___________    Not less than $1,500,000,000 +
                                                                                               (a) + (b) - (c) =
                                                                                               $____________.
                                                                                               In compliance ___ (Y or N)

IV.  Cross-Default Amount (Section 9.1(f)):
     -------------------------------------

(a)  Tangible Net Worth (from Paragraph III(d)) x 5%                     =     $___________

(b)  $50,000,000

     Cross-Default Amount =
     the lesser of (a) or (b)                                            =     $___________

          3. To the best knowledge of the undersigned, during the fiscal period covered by this Compliance Certificate, no Default or Event of Default has occurred and is continuing, with the exceptions set forth below in response to which the Company has taken or proposes to take the following actions (if none, so state):

------------------------------------------------------------------------------
------------------------------------------------------------------------------
------------------------------------------------------------------------------
------------------------------------------------------------------------------
------------------------------------------------------------------------------
          4. This Compliance Certificate is executed on ______________, ____, by a Senior Officer of the Company. The undersigned hereby certifies that each and every matter contained herein is derived from the Company's books and records and is, to the best knowledge of the undersigned, true and correct.

                                AMGEN INC.

                                By______________________________

                                    Its______________________

                                  EXHIBIT G-1



                                 [see attached]



                                     G-1-1

                                  May 28, 1998



(213) 669-6000                                                   155,076-025

Citicorp USA, Inc.
 as Administrative Agent
725 Figueroa Street
Los Angeles, California  90017

 and

The Banks and Issuing Bank Named On the List
 Attached Hereto as Exhibit A

          Re: Credit Agreement, dated as of May 28, 1998, among Amgen Inc., the Borrowing Subsidiaries therein named, the Banks therein named, Citibank N.A., as Issuing Bank, and Citicorp USA, Inc., as Administrative Agent
               -----------------------------------------------------------------

Ladies and Gentlemen:

          We have acted as counsel to Citicorp USA, Inc., as Administrative Agent (in such capacity, the "Administrative Agent"), in connection with the preparation and delivery of a Credit Agreement dated as of May 28, 1998 (the "Credit Agreement") among Amgen Inc., a Delaware corporation (the "Company"), the Borrowing Subsidiaries therein named, the Banks named therein, Citibank, N.A., as Issuing Bank and the Administrative Agent and in connection with the preparation and delivery of certain related documents. Unless otherwise indicated, capitalized terms used herein but not otherwise defined herein have the respective meanings set forth in the Credit Agreement.

          We have participated in various conferences with representatives of the Company and the Administrative Agent during which the Credit Agreement and related matters have been discussed. We have reviewed the forms of the Credit Agreement and the exhibits thereto, including the form of the promissory notes annexed thereto (the "Notes") and the opinion of Thomas E. Workman, Jr. ("Opinion") and the officers' certificates and other documents delivered on the date hereof. We have assumed the genuineness of all signatures, the authenticity of all documents submitted to us as originals or copies and the due authority of all persons executing the same, and we have relied as to factual matters on the documents that we have reviewed.

          On the basis of the foregoing, we are of the opinion that the Credit Agreement constitutes the legally valid and binding obligation of the Borrowers, and each Note constitutes the legally valid and binding obligation of the Borrower that has executed such Note, enforceable against the applicable Borrower in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting creditors' rights generally (including, without limitation, fraudulent conveyance laws) and by general principles of equity, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing and the possible unavailability of specific performance or injunctive relief, regardless of whether considered in a proceeding in equity or at law.

          In giving the foregoing opinion, we have assumed, without independent investigation, that the Credit Agreement and the Notes have been duly authorized by all necessary corporate action on the part of each of the Borrowers and have been duly executed and delivered by each of the Borrowers party thereto and that each of the Borrowers is a corporation duly organized, validly existing and in good standing under the jurisdiction of its incorporation. We understand that you are relying on the opinion of Thomas E. Workman, Jr., general counsel of the Company, with respect to such matters.

          Our opinion as to the enforceability of the Agreement is subject to:

          (i) public policy considerations, statutes or court decisions that may limit the rights of a party to obtain indemnification against its own negligence of willful misconduct; and

          (ii) the unenforceability under certain circumstances of broadly or vaguely stated waivers or waivers of rights granted by law where the waivers are against public policy or prohibited by law.

          In addition, we

          (i) express no opinion as to the effect of non-compliance by you with any state or federal laws or regulations applicable to the transactions contemplated by the Credit Agreement because of the nature of your business;

          (ii) advise you that Section 13.24 of the Credit Agreement which provides for non-exclusive jurisdiction of the courts of the State of California and federal courts sitting in that State, may not be binding on the federal courts sitting in California;

          (iii) express no opinion with respect to your ability to collect attorneys' fees and costs in an action involving the Credit Agreement if you are not the prevailing party in that action (we call your attention to the effect of Section 1717 of the California Civil Code, which provides that where a contract permits one party thereto to recover attorneys' fees, the prevailing party in any action to enforce any provision of the contract shall be entitled to recover its reasonable attorneys' fees).

          (iv) express no opinion as to any provision of the Credit Agreement requiring written amendments or waivers of the Credit Agreement insofar as it suggests that oral or other modifications, amendments or waivers could not be effectively agreed upon by the parties or that the doctrine of promissory estoppel might not apply; and

          (v) advise you of California statutory provisions and case law to the effect that, in certain circumstances, a guarantor may be exonerated if the creditor, without the consent of the guarantor, materially alters the original obligation of the principal, elects remedies for default that impair the subrogation or reimbursement rights of the guarantor against the principal, or otherwise takes action that materially prejudices the guarantor. There is also authority (including California Civil Code Section 2856, which has not yet been the subject to judicial interpretation) to the effect that a guarantor may effectively waive statutory suretyship defenses if express waivers of such defenses are set forth in the guaranty. We express no opinion as to the effectiveness, under California law, of the waivers set forth in Article 11 of the Credit Agreement, although we believe that a California court should hold that the explicit language contained in Article 11 of the Credit Agreement waiving such defenses is enforceable. We express no opinion as to the effect on
Article 11 of the Credit Agreement of: (i) any modification to or amendment of a Borrower's obligations that materially increases those obligations, or (ii) any other action by the Administrative Agent or any Bank that materially prejudices the Company acting in its capacity as guarantor, if in any such instance, such modification, amendment or action occurs without notice to and the consent of the Company acting in its capacity as guarantor.

          The law covered by this opinion is limited to present federal law and the present law of the State of California. We express no opinion as to the laws of the any other jurisdiction and no opinion regarding the statutes, administrative decisions, rules, regulation or requirements or any country, municipality, subdivision or local authority or any jurisdiction.

          This opinion is furnished by us as special counsel for the Administrative Agent and may be relied upon by you only in connection with the Credit Agreement. It may not be used or relied upon by you for any other purpose or by any other person, nor may copies be delivered to any other person, without in each instance our prior written consent other than to attorneys for and auditors of the Banks, the Issuing Bank and the Administrative Agent, to governmental officials with regulatory authority with respect to the business of the Banks, the Issuing Bank and the Administrative Agent and to bona fide prospective purchasers of assignments of or participations in the debt arising under the Loan Documents.

                                                     Respectfully submitted,

                                   EXHIBIT H

                         [REQUEST FOR LETTER OF CREDIT]

                          REQUEST FOR LETTER OF CREDIT
                          ----------------------------

          1. This Request for Letter of Credit is executed and delivered by ___________________ (the "Borrower") to Citibank, N.A. (the "Issuing Bank") pursuant to that certain Credit Agreement (the "Credit Agreement") dated as of May __, 1998, entered into among Amgen Inc., the Borrowing Subsidiaries therein named, the Banks therein named, Citibank, N.A., as Issuing Bank and Citicorp USA, Inc., as Administrative Agent. Terms defined in the Credit Agreement and not otherwise defined herein are used herein as defined in the Credit Agreement.

          2. Borrower hereby requests that the Issuing Bank issue a Letter of Credit as follows:

              (a) Amount of Letter of Credit: $_______________.

              (b) Date of Issuance:  _________________, ____.

              (c) Beneficiary under Letter of Credit:

                  Name:
                       _________________________________
                  Address: _____________________________
                      _____________________________
                      _____________________________

              (d) Expiry Date:  ______________________, _____

              (e) Purpose of Letter of Credit:

                  ____________________________
                  ____________________________
                  ____________________________

              (f) Additional Information/Terms:

                  ____________________________
                  ____________________________
                  ____________________________

          3.  The requested Letter of Credit is (check one box only):

               [ ] a new Letter of Credit in addition to Letters of Credit already outstanding.

               [ ] a supplement, modification, amendment, renewal, or extension to or of the following outstanding Letter(s) of Credit:
                   (Identify)
                    ----------

          4. In connection with the issuance of the Letter of Credit requested herein, Borrower hereby represents, warrants, and certifies to the Banks that:

               (a) As of the date of issuance of the Letter of Credit requested herein, each of the representations and warranties made by Borrower in
          Article 4 of the Credit Agreement, other than Sections 4.4 and 4.8 and
                                                        --------------------
          the first sentence of Section 4.6, is true and correct in all material
                                -----------
          respects as though such representations and warranties were made on and as of the date of the issuance of the requested Letter of Credit (except to the extent such representations and warranties specifically relate to an earlier date in which case they are true and correct in all material respects as of such earlier date);

               (b) Except for (a) any matter fully covered (subject to applicable deductibles and retentions) by insurance for which the insurance carrier has assumed full responsibility and (b) matters described in clauses (b) or (c) of Section 4.8 of the Credit Agreement
                                             -----------
          on the Closing Date, there is no action, suit, proceeding or investigation pending as to which the Company or any of its Subsidiaries have been served or have received notice or, to the best knowledge of the Company, threatened against or affecting the Company or its Subsidiaries or any Property of any of them before any Governmental Agency that constitutes a Material Adverse Effect; and

                (c) Following the issuance of the Letter of Credit requested herein (i) the aggregate face amount of all outstanding Letters of Credit will not exceed $25,000,000 (ii) the sum of all Committed Advances then outstanding plus the sum of all Competitive Advances
                                    ----
          then outstanding plus the face amount of all Letters of Credit then
                           ----
          outstanding plus the sum of all unreimbursed drawings under Letters of
                      ----
          Credit shall not exceed the Commitment, and (iii) the Total Outstandings will not exceed the Commitment.

          5. Attached hereto is an Application for the Letter of Credit on the form provided to Borrower by the Issuing Bank.

          6. This Request for Letter of Credit is executed on ____________, ____, by a Responsible Official of Borrower, on behalf of Borrower. The undersigned, in such capacity, hereby certifies each and every matter contained herein to be true and correct.

                         [BORROWER]

                         By___________________________

                              Its_____________________

                                   EXHIBIT I

                               [REQUEST FOR LOAN]

                                REQUEST FOR LOAN
                                ----------------

          1. This Request for Loan is by __________________ (the "Borrower") to Citicorp USA, Inc. (the "Administrative Agent") pursuant to that certain Credit Agreement (the "Credit Agreement) dated as of May __, 1998 between Amgen Inc., the Borrowing Subsidiaries therein named, the Banks therein named, Citibank, N.A., as Issuing Bank, and Citicorp USA, Inc., as Administrative Agent. Capitalized terms used herein and not defined herein shall have the meanings defined in the Credit Agreement.

          2. Borrower hereby requests that Bank make a Loan for the account of Borrower pursuant to the Credit Agreement as follows:

              (a)  DATE OF LOAN:                         _______

              (b)  TYPE OF LOAN (Check one box only):

                   [ ] BASE RATE LOAN

                   [ ] EURODOLLAR LOAN WITH A
                        ___ --MONTH EURODOLLAR PERIOD

               (c) AMOUNT OF REQUESTED LOAN:            $_______

               (d) INTEREST PERIOD OF LOAN ENDS:        ________

          3. In connection with each request pursuant to Section 2 above, Borrower certifies that:

               (a) The aggregate outstanding balance of Competitive Advances is $___________________.

               (b) As of the date of the requested Loan, (i) each representation and warranty made by Borrower in Article 4 of the Credit Agreement, other than Sections 4.4 and 4.8 and the first
                                       --------------------
          sentence of Section 4.6, will be true and correct, both immediately
                      -----------
          before and after giving effect to such Loan, as though such representations and warranties were made on and as of that date (except to the extent such representations and warranties specifically relate to an earlier date in which case they shall be true and correct in all material respects as of such earlier date), (ii) except for (a) any matter fully covered (subject to applicable deductibles and retentions) by insurance for which the insurance carrier has assumed full responsibility and (b) matters described in clauses (b) or (c) of Section 4.8 of the Credit Agreement
                                             -----------
          on the Closing Date, there is no action, suit, proceeding or investigation pending as to which the Company or any of its Subsidiaries have been served or have received notice or, to the best knowledge of the Company, threatened against or affecting Company or any of its Subsidiaries or any Property of any of them before any Governmental Agency that constitutes a Material Adverse Effect, and
          (iii) after giving effect to the requested Loan, the Total Outstandings will not exceed the Commitment.

          4. This Request for Loan is executed on _________________, ____ by a Responsible Official of Borrower on behalf of Borrower. The undersigned, in such capacity, hereby certifies each and every matter contained herein to be true and correct except as previously disclosed by Borrower in writing to the
                 ------
Banks and waived by the Majority Banks or all Banks, as applicable.

                         [BORROWER]


                         By ____________________________

                              Its ______________________

                                   EXHIBIT J

                         [FORM OF ASSIGNMENT AGREEMENT]

                              ASSIGNMENT AGREEMENT
                              --------------------

          Reference is made to the Credit Agreement dated as of May __, 1998 (as it may be amended, supplemented or otherwise modified from time to time, the "Credit Agreement") among Amgen Inc. (the "Company"), the Borrowing Subsidiaries therein named, the Banks therein named, Citibank, N.A. as Issuing Bank, and Citicorp USA, Inc., as Administrative Agent. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Credit Agreement.

          ________________ ("Assignor") and ______________ ("Assignee") agree as follows:

               1. Assignor hereby sells and assigns to Assignee, and Assignee hereby purchases and assumes from Assignor, a __% interest in and to all Assignor's rights and obligations under the Credit Agreement as of the Effective Date (as defined in Paragraph 4 below) (including, without limitation, such percentage interest in the Pro Rata Share of the Commitment of Assignor on the Effective Date and such percentage interest in the Loans owing to the Assignor outstanding on the Effective Date, together with such percentage interest in all unpaid interest and fees accrued to the Effective Date).

               2. Assignor (i) represents that as of the date hereof, its Pro Rata Share of the Commitment (without giving effect to assignments thereof which have not yet become effective) is $__________, and the outstanding balance of its Loans (not reduced by any assignments thereof which have not yet become effective) is $__________; (ii) represents that this Assignment Agreement is entered into in accordance with the provisions of subsection
     13.9 of the Credit Agreement; (iii) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement or any other instrument or document furnished pursuant thereto, other than that it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim; and (iv) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Company or its Subsidiaries or the performance or observance by the Company or any of its Subsidiaries of any of its or their obligations under the Credit Agreement or any other instrument or document furnished pursuant thereto.

               3. Assignee (i) represents and warrants that it is legally authorized to enter into this Assignment Agreement; (ii) confirms that it has received a copy of the financial statements delivered pursuant to subsections 4.5 and 7.1 of the Credit Agreement and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment Agreement; (iii) agrees that it will, independently and without reliance upon the Administrative Agent, the Co-Arrangers, Assignor or any other Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iv) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement as are delegated to the Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto; (v) agrees that it will perform in accordance with their terms all the obligations which by the terms of the Credit Agreement are required to be performed by it as a Bank; and (vi) agrees that it will keep confidential all information with respect to the Company furnished to it by the Company or Assignor (other than information generally available to the public or otherwise available to Assignor on a nonconfidential basis).

               4. The effective date (the "Effective Date") for this Assignment Agreement shall be the date of execution by the Administrative Agent and the Company of this Assignment Agreement.

               5. From and after the Effective Date, (i) Assignee shall be a party to the Credit Agreement, and to the extent provided in this Assignment Agreement, have the rights and obligations of a Bank, and (ii) Assignor shall, to the extent provided in this Assignment Agreement, relinquish its rights and be released from its obligations under the Credit Agreement.

               6. From and after the Effective Date, the Administrative Agent shall make all payments in respect of any interest assigned hereby (including payments of principal, interest, fees and other amounts) to

     Assignee. Assignor and Assignee shall make all appropriate adjustments for payments for periods prior to the Effective Date by the Administrative Agent and with respect to the making of this assignment directly between themselves.

               7. This Assignment Agreement shall be governed by, and construed and enforced in accordance with, the Laws of the state of California applicable to contracts made and performed in such state.

                              [NAME OF ASSIGNOR]

                              By:______________________
                              Title:___________________



                              [NAME OF ASSIGNEE]

                              By:______________________
                              Title:___________________

Accepted this _____ day of
____________________, 199_

CITICORP USA, INC.
as Administrative Agent

By:__________________________
Title:_______________________

AMGEN INC.



By:__________________________
Title:_______________________

                                 SCHEDULE 1.1
                                 ------------

                             BORROWING SUBSIDIARIES

1. AMGEN PUERTO RICO, INC., a Delaware corporation, is a wholly owned subsidiary of Amgen Inc.; has a principal business address of State Road 31, Kilometer 24.6, Juncos, Puerto Rico 00777-4060.

                                 SCHEDULE 1.2
                                 ------------

                           WHOLLY OWNED SUBSIDIARIES

SUBSIDIARIES OF AMGEN INC.
--------------------------

1. AMGEN BOULDER DEVELOPMENT CORPORATION, a Colorado corporation having a principal business address of 3200 Walnut Street, Boulder, Colorado 80301-2546.

2. AMGEN BOULDER PRODUCTION CORPORATION, a Colorado corporation, having a principal business address of 3200 Walnut Street, Boulder, Colorado 80301-2546.

3. AMGEN CAMBRIDGE REAL ESTATE HOLDINGS INC., a Delaware corporation, is a wholly owned subsidiary of Amgen Inc.; has a principal business address of One Amgen Center Drive, Thousand Oaks, California, 91320-1789.

4. AMGEN HOLDING, INC., a California corporation, is a wholly owned subsidiary of Amgen Inc.; has a principal business address of One Amgen Center Drive, Thousand Oaks, California, 91320-1789.

5. AMGEN INTERNATIONAL INC., a Delaware corporation, is a wholly owned subsidiary of Amgen Inc.; has a principal business address of One Amgen Center Drive, Thousand Oaks, California, 91320-1789.

6. AMGEN KABUSHIKI KAISHA, a Japanese corporation, is a wholly owned subsidiary of Amgen Inc.; has a principal business address of Hamacho Center Building, 13F, 2-31-1 Nihonbashi Hamacho, Chuo-ku, Tokyo 103, Japan.

7. AMGEN PUERTO RICO, INC., a Delaware corporation, is a wholly owned subsidiary of Amgen Inc.; has a principal business address of State Road 31, Kilometer 24.6, Juncos, Puerto Rico 00777-4060.

8. AMGEN SALES CORPORATION, a Barbados corporation and a foreign sales corporation, is a wholly owned subsidiary of Amgen Inc.; has a principal business address of c/o Corporate Services Limited, Collymore Rock, St. Michael, Barbados, West Indies.

9. SYNERGEN EUROPE INC., a Colorado corporation, having a principal business address of 3200 Walnut Street, Boulder, Colorado 80301-2546.

SUBSIDIARIES OF SYNERGEN EUROPE INC.
------------------------------------

1. SYNERGEN B.V., a Dutch corporation, having a principal business address of Koningennegracht 61-62, 2414 AE The Hague, The Netherlands.

2. SYNERGEN S.P.A., an Italian corporation, having a principal business address of Amgen Inc., One Amgen Center Drive, Thousand Oaks, California 91320-1789.

SUBSIDIARIES OF AMGEN INTERNATIONAL INC.
----------------------------------------

1. AMGEN AB, a Swedish corporation, having a principal business address of Ralambsvagen 17, P.O. Box 34107, 100-26 Stockholm, Sweden.

2. AMGEN B.V., a Dutch corporation, is a wholly owned subsidiary of Amgen International Inc.; having a principal business address of Elleboog 56, P.O. Box 3345, 4800 DH Breda, The Netherlands.

3. AMGEN CARIBE CORPORATION, a Puerto Rican corporation, is a wholly owned subsidiary of Amgen International Inc., having a principal business address of State Road 31, Kilometer 24.6, Juncos, Puerto Rico 00777-4060.

                                 SCHEDULE 2.1
                                 ------------

                                Bank Commitments

Banks                              Commitment      Pro Rata Share
------------------------------   ---------------   ---------------

ABN AMRO Bank N.V.               $ 30,000,000.00               20%

Banca Commerciale Italiana,      $ 25,000,000.00      16.66666667%
Los Angeles Foreign Branch

Bank of America NT&SA            $ 30,000,000.00               20%

Sanwa Bank, Limited,             $ 15,000,000.00               10%
Los Angeles Branch

Citicorp USA, Inc.               $ 50,000,000.00      33.33333333%

     TOTAL                       $150,000,000.00              100%

                      Commitments and Pro Rata Shares for
                          Letters of Credit Issued by
                               Citicorp USA, Inc.

Banks                              Commitment      Pro Rata Share
------------------------------   ---------------   ---------------

ABN AMRO Bank N.V.               $ 30,000,000.00               20%

Banca Commerciale Italiana,      $ 25,000,000.00      16.66666667%
Los Angeles Foreign Branch

Bank of America NT&SA            $ 30,000,000.00               20%

Sanwa Bank, Limited,             $ 15,000,000.00               10%
Los Angeles Branch

Citicorp USA, Inc.               $ 50,000,000.00      33.33333333%

     TOTAL                       $150,000,000.00              100%

                                 SCHEDULE 4.4
                                 ------------

                                  Subsidiaries


Subsidiaries of Amgen Inc.
--------------------------

1. AMGEN BOULDER DEVELOPMENT CORPORATION, a Colorado corporation having a principal business address of 3200 Walnut Street, Boulder, Colorado 80301-2546, is a wholly owned subsidiary of Amgen Inc.; has 1,000 shares of capital stock issued and outstanding.

2. AMGEN BOULDER PRODUCTION CORPORATION, a Colorado corporation, having a principal business address of 3200 Walnut Street, Boulder, Colorado 80301-2546, is a wholly owned subsidiary of Amgen Inc.; has 1,000 shares of capital stock issued and outstanding.

3. AMGEN CAMBRIDGE REAL ESTATE HOLDINGS INC., a Delaware corporation, is a wholly owned subsidiary of Amgen Inc.; has a principal business address of One Amgen Center Drive, Thousand Oaks, California 91320-1789; has 100 shares of capital stock issued and outstanding.

4. AMGEN HOLDING, INC., a California corporation, is a wholly owned subsidiary of Amgen Inc.; has a principal business address of One Amgen Center Drive, Thousand Oaks, California 91320-1789; and is currently an inactive corporation; has 100 shares of capital stock issued and outstanding.

5. AMGEN INTERNATIONAL INC., a Delaware corporation, is a wholly owned subsidiary of Amgen Inc.; has a principal business address of One Amgen Center Drive, Thousand Oaks, California 91320-1789; has 100 shares of capital stock issued and outstanding.

6. AMGEN KABUSHIKI KAISHA, a Japanese corporation, is a wholly owned subsidiary of Amgen Inc.; has a principal business address of Hamacho Center Building, 13F, 2-31-1 Nihonbashi Hamacho, Chuo-ku, Tokyo 103, Japan; has 9,500 shares of capital stock issued and outstanding.

7. AMGEN PUERTO RICO, INC., a Delaware corporation, is a wholly owned subsidiary of Amgen Inc.; has a principal business address of State Road 31, Kilometer 24.6, Juncos, Puerto Rico 00777-4060; has 100 shares of capital stock issued and outstanding.

8. AMGEN SALES CORPORATION, a Barbados corporation and a foreign sales corporation, is a wholly owned subsidiary of Amgen, Inc.; has a principal business address of c/o Corporate Services Limited, Collymore Rock, St. Michael, Barbados, West Indies; has 1,000 shares of capital stock issued and outstanding.

9. SYNERGEN EUROPE INC., a Colorado corporation, having a principal business address of 3200 Walnut Street, Boulder, Colorado 80301-2546, is a wholly owned subsidiary of Amgen Inc.; has 1,000 shares of capital stock issued and outstanding.

SUBSIDIARIES OF SYNERGEN EUROPE INC.
------------------------------------

1. SYNERGEN B.V., a Dutch corporation, having a principal business address of Koningennegracht 61-62, 2414 AE The Hague, The Netherlands, is a wholly owned subsidiary of Synergen Europe, Inc.; has no shares of capital stock issued and outstanding.

2. SYNERGEN S.P.A., an Italian corporation, having a principal business address of Amgen Inc., One Amgen Center Drive, Thousand Oaks, California 91320-1789.

SUBSIDIARIES OF AMGEN INTERNATIONAL INC.
----------------------------------------

1. AMGEN AB, a Swedish corporation, wholly owned by Amgen International Inc.; having a principal business address of Ralambsvagen 17, P.O. Box 34107, 100-26 Stockholm, Sweden; has 3,000 shares of capital stock issued and outstanding.

2. AMGEN AUSTRALIA PTY LIMITED, an Australian corporation, is owned 96% by Amgen International Inc. and 4% by Amgen Inc. with respect to the issued and outstanding common stock; is owned 100% by Amgen International Inc. with respect to the issued and outstanding preferred stock; has a principal business address of Level 3, 65 Epping Road, P.O. Box 410, North Ryde, Sydney NSW 2113, Australia; has 250 shares of common stock and 210 shares of preferred stock issued and outstanding.

3. AMGEN - BIO-FARMACEUTICA, LDA., a Portuguese corporation, is owned 90% by Amgen International Inc. and 10% by Amgen (Europe) AG; has a principal business address of Av dos Combatentes, 43 A, 1 Esq., 1600 Lisbon, Portugal; has 10,000,000 shares of capital stock issued and outstanding.

4. AMGEN B.V., a Dutch corporation, is a wholly owned subsidiary of Amgen International Inc.; has a principal business address of Elleboog 56, P.O. Box 3345, 4800 DH Breda, The Netherlands; has 490 shares of capital stock issued and outstanding.

5. AMGEN CANADA INC., a Canadian corporation, is owned 99% by Amgen International Inc. and 1% by Amgen Inc.; has a principal business address of 6733 Mississauga Road, Suite 303, Mississauga, L5N 6J5, Canada; has 100 shares of capital stock and 7,000,000 preference shares issued and outstanding.

6. AMGEN CARIBE CORPORATION, a Puerto Rico corporation, is wholly owned by Amgen International Inc., has a principal business address of State Road 31, Kilometer 24-6, Juncos, Puerto Rico, 00777-4060; has 1,000 shares of capital stock issued and outstanding.

7. AMGEN (EUROPE) AG, a Swiss corporation, is owned 99.85% by Amgen International Inc.; has a principal address of Alpenquai 30, P.O. Box 2065, 6002 Lucerne, Switzerland; has 2,000 shares of capital stock issued and outstanding.

8. AMGEN EUROPE B.V., a Dutch corporation, is a wholly owned subsidiary of Amgen International Inc.; has a principal business address of European Logistics Center, Minervum 1150, 4817 ZG Breda, The Netherlands; has 300 shares of capital stock issued and outstanding.

9. AMGEN GMBH (AUSTRIA), an Austrian corporation, is owned 99.96% by Amgen International Inc.; has a principal business address of Handelskai 388, Top 652, A-1020 Vienna Austria; has 2,450 shares of capital stock issued and outstanding.

10. AMGEN GMBH, a German corporation, has no shares of capital stock issued and outstanding; has a principal business address of Riesstrasse 25, 80992 Munich, Germany.

11. AMGEN GREATER CHINA, LTD., a Hong Kong corporation, is owned 99.99% by Amgen International Inc. and less than 1% by Amgen Inc.; has a principal business address of Rm 1501-4, 15/F, Dah Sing Financial Centre, 108 Gloucester Road, Wanchai, Hong Kong; has 5,360,000 shares of capital stock issued and outstanding.

12. AMGEN LIMITED, a United Kingdom corporation, is owned 99.99% by Amgen International Inc.; has a principal business address of 240 Cambridge Science Park, Milton Road, Cambridge CB4 4WD, United Kingdom; has 2,900,000 shares of capital stock issued and outstanding.

13. AMGEN N.V., a Belgian corporation, is owned 99.99% by Amgen International Inc.; has a principal business address of 5 Avenue Ariane, B-1200 Brussels, Belgium; has 7,000 shares of capital stock issued and outstanding.

14. AMGEN S.A., a French corporation, is owned 99.97% by Amgen International Inc. and less than 1% by each of Amgen Inc., Amgen (Europe) AG, Amgen B.V., Amgen GmbH and Amgen Limited; has a principal business address of 192 avenue Charles de Gaulle, 92200 Neuilly-sur-Seine, France; has 20,500 shares of capital stock issued and outstanding.

15. AMGEN S.A., a Spanish corporation, is owned 99.99% by Amgen International Inc.; has a principal business address of Avda. Diagonal, 429, 4 degrees, 08036 Barcelona, Spain; has 54,000 shares of capital stock issued and outstanding.

16. AMGEN S.P.A., an Italian corporation, is owned 98% by Amgen International Inc. and 2% by Amgen (Europe) AG; has a principal business address of Via Vitruvio, 38, 20124 Milano, Italy; has 499,000 shares of capital stock issued and outstanding.

JOINT VENTURES
--------------

1. KIRIN-AMGEN, INC., a Delaware corporation, is owned 50% by Amgen Inc. and 50% by Kirin Brewery Company, Ltd.; has a principal business address of c/o Amgen (Europe) AG, Alpenquai 30, P.O. Box 2065, 6002 Lucerne, Switzerland; has 1,000 shares of capital stock issued and outstanding.

2. AMGEN-REGENERON PARTNERS, a Delaware general partnership, is owned 50% by Amgen Inc. and 50% by Regeneron Pharmaceuticals Inc. and has a principal business address of One Amgen Center Drive, Thousand Oaks, California 91320-1789.

                                 SCHEDULE 4.8
                                 ------------

                                   LITIGATION

None.

                                 SCHEDULE 4.15
                                 -------------

                             ENVIRONMENTAL MATTERS


None.

                                 SCHEDULE 6.5
                                 ------------

                           LIENS AND RIGHTS OF OTHERS


None.